united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

Global Atlantic Portfolios
Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. The resulting concerns over global growth, as well as some weakness in U.S. manufacturing, housing, and consumer spending data, caused U.S. bond yields to drop significantly lower, with the U.S. 10-year treasury finishing the first half of the year at 2.00%, a level not seen since 2016 and down from a recent high of 3.24% in November 2018, a decline of 124 basis points. Equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

After raising interest rates three times in 2017 and four times in 2018, the U.S. Federal Reserve (the “Fed”) has yet to raise rates in 2019. While the Fed indicated in December 2018 that it might raise rates on two occasions in 2019, it has since changed its position and is now unlikely, in our view, to raise rates for the remainder of this year. Domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index, were up 6.11% in the first half of 2019 (as compared to up 0.01% in 2018), while the ICE BofAML U.S. High Yield Index rose 10.16% during the period (as compared to down -2.26% in 2018).

U.S. equity indices fared better than international markets generally, led by the S&P 500 up 18.54% (as compared to down -4.38% in 2018), followed by the S&P MidCap 400 and the Russell 2000 up 17.97% and 16.98%, respectively (as compared to down -11.08% and -11.01%, respectively in 2018). Internationally, the MSCI EAFE and the MSCI Emerging Markets were up 14.03% and 10.58%, respectively (as compared to down -13.79% and -14.57%, respectively in 2018).

Commodities, as measured by the S&P GSCI Index, were up 13.34% in the first six months of 2019 (as compared to down -13.82% in 2018), led by a rise of 22.84% in oil (as compared to down -14.57% in 2018) and an increase of 9.86% in gold (as compared to down -1.94% in 2018). The U.S. dollar was down marginally (-0.04%) during the period (as compared to an increase of 4.40% in 2018).

For asset allocation funds, periods of significant fluctuations in volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance during the period. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark[1]
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk® Conservative Index
Global Atlantic BlackRock Selects Managed Risk Portfolio[2]	S&P Target Risk® Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk® Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk® Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk® Moderate Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Conservative Index. An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return.

S&P Target Risk® Moderate Index. An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofA ML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,

[1]	Effective July 1, 2019, the Adviser changed the benchmark index applicable to each Portfolio to benchmarks that the Adviser believes better reflect each Portfolio’s investment strategy.

[2]	Global Atlantic BlackRock Global Allocation Managed Risk Portfolio prior to May 1, 2019

Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

2644694.3

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 31

■	Financial Statements:

	Portfolios of Investments	32 – 78

	Statements of Assets and Liabilities	79 – 81

	Statements of Operations	82 – 84

	Statements of Changes in Net Assets	85 – 89

■	Financial Highlights	90 – 99

■	Notes to Financial Statements	100 – 127

■	Expense Examples	128 – 129

■	Supplemental Information	130 – 131

■	Privacy Policy	132 – 133

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 9.70% compared to a benchmark return of 9.93%, a difference of -23 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio was overweight equities versus fixed income during the first six months of 2019, which contributed to performance. Within equities, the Portfolio was relatively underweight international equities versus the benchmark, which benefited results as international and emerging markets equities underperformed domestic equities. Domestic growth equities outpaced other asset classes due to falling interest rates, increased likelihood of a rate cut by the U.S. Federal Reserve (the “Fed”) and investor optimism regarding a potential U.S. –China trade resolution.

Manager selection detracted an estimated -0.83% from performance during the first six months of 2019. The largest detractor to manager selection was American Funds Insurance Series® Blue Chip Income & Growth Fund, which cost the Portfolio -0.97%, while American Funds Insurance Series® Global Growth & Income Fund was the strongest contributor of alpha contributing an estimated 0.32% to overall performance. The Portfolio was underweight duration during a portion of the first half of 2019, which weighed on results as U.S. interest rates fell sharply, leading to outperformance by longer duration fixed income instruments.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight emerging market equities as Wilshire believes that emerging market equities remain modestly cheap relative to developed market equities and both the improved sentiment and fundamentally cheap currencies provide a potential tailwind for emerging markets equity returns. With respect to fixed income, increased exposure to both credit risk and foreign bonds has moved the Portfolio back towards a neutral stance in these areas. Wilshire believes that the greater likelihood of a rate cut by the Fed has increased investor optimism that GDP growth will continue and lower rates will support risk assets.

2658753.2

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	9.70%	3.53%	7.00%	4.65%	5.38%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.96%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.27% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	62.1%
Variable Insurance Trusts - Debt Funds	33.2%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.7%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^	Represents less than 0.05%

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BFM”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of 9.24% compared to a benchmark return of 8.96%, a difference of 28 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio remained overweight to equities relative to fixed income throughout the period which contributed positively to performance. Entering the year, BFM saw growth moderating, but little near-term risk of a U.S. recession. With corporate earnings growth slowing yet solid, equity valuations back in line with post-crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to performance. Europe posed a concern entering the year as political risks (i.e. Brexit, Italian deficits), along with anemic growth and dependency on trade, led BFM to underweight risk assets in non-U.S. developed markets over this period. With respect to emerging markets (EM), BFM was cautiously positive entering the year as valuations cheapened and country-specific risks began to subside. Midway through the first 6 months of 2019, a portion of the EM exposure was reallocated to fixed income as BFM believed the risk/reward tradeoff became less compelling, which contributed to performance as EM underperformed bonds over this timeframe.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries, which had a positive impact on performance. While the year began with signs that credit was in the latter part of the cycle, fundamentals continue to look solid, with ample interest coverage. The Portfolio maintained a relatively higher quality stance in credit, reflecting what BFM viewed as limited upside and asymmetric downside as the economy enters into a late cycle phase. This defensive posture within credit assets somewhat detracted from performance as high yield outperformed investment grade over this period.

BFM’s view entering 2019 was that rising rates had made shorter-term U.S. bonds an attractive source of income, with short-term Treasuries offering almost as much yield as the 10-year Treasury at the beginning of the year. BFM also saw longer-term debt as a portfolio buffer against any late-cycle growth and a potential source of capital gains should the yield curve invert. Accordingly, the Portfolio’s duration positioning was overweight to the short and long ends and underweight the intermediate part of the curve. This positioning somewhat detracted from performance as intermediate rates outperformed.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained slightly overweight equities versus fixed income. BFM has a somewhat more pessimistic growth outlook as trade and geopolitical frictions principally drive the global economy and markets, and accordingly is taking a modestly more defensive investing stance. But a significant shift by central banks toward monetary easing is expected to cushion the slowdown. BFM believes that this policy pivot should extend the long expansion, and has already triggered easier financial conditions.

Within equities, the Portfolio was overweight to U.S. as well as EM, and underweight to non-U.S. developed markets. BFM remains positive on U.S. equities against a backdrop of reasonable valuations. With rising macro uncertainty arguing for a conservative approach, BFM believes that U.S. equities appear more attractive due to the issuers’ relatively better growth prospects, free cash flow and solid balance sheets compared to other developed markets. Valuations are richer than other major markets but, in BFM’s view, still appear reasonable, with the price-to-cash flow yield of the S&P 500 roughly in line with its average since 1990. Within the U.S., BFM believes that equities with lower volatility and higher momentum appear attractive, having historically performed well in periods of decelerating economic growth such as the current economic regime. Similarly, BFM believes that momentum signals also argue for the Portfolio’s slight tilt toward EM equities, despite BFM’s belief that markets are pricing in too much Chinese stimulus. In BFM’s view there do appear to be selected EM opportunities in Latin American markets such as Brazil.

Within fixed income, the Portfolio was underweight Treasuries and overweight US credit at period end. BFM believes that credit market valuations appear reasonable, with yields having fallen to the bottom of recent ranges, driven by the decline in government bond yields and tightening yield spreads. Yet spreads still leave some cushion against the risk of rising rates. Muted issuance is also a positive. With the current upswing stretching out further, default risks connected to a downturn are also further away.

While BFM sees government bonds as key stabilizers against a backdrop of rising macro uncertainty, duration positioning is now neutral in the Portfolio as market expectations of U.S. policy easing appear to have gone too far. BFM believes that the United States Federal Reserve is likely to cut rates as insurance against escalating trade conflicts, but fail to deliver on the four quarter-point rate cuts through 2020 that markets are currently pricing in. As a result, BFM believes that investors today do not appear to be sufficiently compensated for duration risk in U.S. Treasuries.

2658753.2

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	9.24%	4.17%	5.18%	3.73%	4.41%
S&P Target Risk® Conservative Index (Total Return)	8.96%	7.01%	5.30%	3.91%	4.34%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.02% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	50.6%
Exchange Traded Debt Funds	44.9%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.5%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^	Represents less than 0.05%

Global Atlantic BlackRock Selects Managed Risk Portfolio
(formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC (“BIM”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”). Prior to May 1, 2019, the capital appreciation and income component was managed by the Global Atlantic Investment Advisors, LLC (the “Adviser”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 8.96% compared to a benchmark return of 9.93%, a difference of -97 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

From January 1, 2019 to April 30, 2019, the capital appreciation and income component consisted of investment in the Blackrock Global Allocation V.I. Fund, which outperformed the S&P Target Risk® Moderate Index during the period. From May 1, 2019 to June 30, 2019, the capital appreciation and income component was sub-advised by BIM and consisted of several BlackRock iShares ETFs and the BlackRock Global Allocation V.I. Fund. The Portfolio performed in-line with the S&P Target Risk® Moderate Index benchmark during this period. The following commentary refers to the period during which BIM was sub-advisor.

Within equities, the Portfolio was positioned in favor of defensive industries over cyclical ones across most global sectors. Over the period, stock selection within U.S. and Canadian equities positively contributed. This was partially offset by stock selection in the U.K. and Japan, which weighed on portfolio returns. A broad underweight to fixed income detracted from the Portfolio’s performance. Within fixed income, security selection in investment grade credit as well as an underweight to mortgage back securities contributed to performance.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio was modestly overweight equities and underweight fixed income. Within equities, the Portfolio was overweight emerging markets, notably in Asia, and underweight the U.S. and Europe. Among non-U.S. markets, the Portfolio has a meaningful regional preference for Asian stocks. Despite near-term risks associated with uncertainty of U.S./Chinese trade negotiations, BIM believes that Asian stocks, notably within emerging markets, remain attractive given generally improved earnings trajectories, more supportive central bank polices, and attractive valuations. Within Europe, BIM is increasingly constructive on valuations and the potential for additional monetary stimulus, despite slow economic growth.

From a sector perspective, the Portfolio was overweight communication services, real estate, and utilities, and underweight financials and healthcare. The Portfolio favors defensive industries, such as U.S. cable companies and energy infrastructure firms, as they tend to be more stable and can add resilience in periods of higher volatility. In addition, BIM is constructive on certain U.S. technology companies given their secular growth characteristics and ability to generate consistent earnings, and is de-emphasizing some cyclical industries, such as banks and materials.

Within fixed income, the Portfolio had a neutral position to U.S. Treasuries. As the pace of global growth has slowed, BIM believes duration continues to serve as an effective partial hedge against episodic equity market volatility. The majority of the Portfolio’s duration continues to be sourced from the U.S. through U.S. Treasuries. The Portfolio was overweight investment grade credit, as BIM believes that high quality U.S. corporate bonds have the potential to enhance the risk- adjusted returns. In addition, the Portfolio had modest exposure to high yield credit. The Portfolio was underweight mortgage backed-securities due the general narrowness of spreads relative to U.S. Treasuries, coupled with the possibility of rising pre- payments risk as interest rates fall.

2658753.2

Global Atlantic BlackRock Selects Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic BlackRock Selects Managed Risk Portfolio
Class II	8.96%	2.30%	5.21%	1.35%	2.08%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.96%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	48.1%
Exchange Traded Debt Funds	25.0%
Variable Insurance Trust - Asset Allocation Fund	22.1%
Money Market Fund	0.6%
Other Assets Less Liabilities - Net	4.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. (“Franklin Advisers”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 13.44% compared to a benchmark return of 9.93% a difference of 351 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio’s capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of its reference benchmark. With respect to the equity sleeve’s performance versus the S&P 500 Index, the equity sleeve of the Portfolio’s capital appreciation and income component outperformed its reference benchmark, the S&P 500 Index (net of fees), posting a return of 20.30% compared to an S&P 500 Index return of 18.54%, a difference of 176 basis points.

Relative to the Portfolio’s benchmark, an overweight to, and stock selection in, the industrials sector aided Portfolio performance, as did stock selection in the healthcare and information technology sectors.

Roper Technologies (“Roper”) (4.33%), a diversified industrial company, enjoyed solid stock price performance during the period. The company continued to post strong revenue and earnings growth, as well as robust cash flow generation. Roper expects to continue achieving strong operating results in 2019, with moderate organic revenue growth and continued strong profitability. The company has increased its dividend for 26 consecutive years.

Industrial gases company Air Products and Chemicals (2.48%) supported relative returns following a solid quarterly earnings report and upbeat guidance. The Portfolio Management (PM) Team believes the overall fundamentals for the industrial gases industry look robust. The industry has consolidated, competitive pressures remain stable, pricing power has improved and project backlogs look to be increasing. Moreover, the PM Team believes Air Products has a significant long-term opportunity in gasification projects. The company has increased its dividend for 36 consecutive years.

Stryker Corporation (“Stryker”) (2.80%), a developer of surgical and medical products, was a contributor. The company’s growth trajectory looked robust to us based on a steady cadence of new product launches, international expansion and ongoing growth from MAKO, Stryker’s robotic-arm assisted technology. The company has increased its dividend for 26 consecutive years.

The PM Team’s stock selection in the consumer discretionary, energy, and consumer staples sectors detracted from the Portfolio’s relative performance.

Shares of Albemarle (1.94%), a specialty chemicals producer, declined despite ongoing strong fundamental performance. Investor concerns about the possibility of lithium oversupply and pricing implications continued to weigh on the industry despite the company’s outlook for balanced supply and demand. The PM Team believes that Albemarle’s long-term contracts and low-cost position could provide insulation from spot price fluctuations. The company has increased its dividend for 25 consecutive years.

Oil and gas producer Occidental Petroleum (0.85%) announced a $38 billion acquisition of oil and gas exploration and production firm Anadarko Petroleum (0.00%). The PM Team believes that the deal could give Occidental Petroleum a greater presence in the U.S. shale producing Permian Basin and allow it to cut costs, but investor concerns about the financing needed to complete the deal weighed on Occidental’s share price. The company has increased its dividend for 16 consecutive years.

Shares of Medtronic (2.03%), a developer of medical products, was a relative detractor during the period, despite reporting strong financial results in recent quarters. The PM Team believes that Medtronic is positioned well going forward, based on good organic growth prospects driven by a strong pipeline, as well as improving margins and cash flow generation. The company has increased its dividend for 41 years.

During the first six months of 2019, the fixed income sleeve of the Portfolio’s capital appreciation and income component outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (net of fees), posting a return of 7.46% compared to a Bloomberg Barclays U.S. Aggregate Bond Index return of 6.11%, a difference of 135 basis points. In terms of drivers of return, sector allocation contributed to outperformance on a duration-adjusted basis, driven primarily by the Portfolio’s exposure to the credit sectors, including high-yield bonds, bank loans and collateralized loan obligations (CLOs). Allocation to sovereign emerging-market bonds also enhanced relative results. Foreign currency exposure also contributed, as gains primarily in the Mexican peso and Indonesian rupiah were partially offset by losses in the Swedish krona and the Canadian dollar. In contrast, security selection was slightly negative for returns, particularly within the fixed-rate agency mortgage-backed securities (MBS) sector. Relative to the benchmark, the Portfolio’s underweight duration positioning was the primary detractor from returns, although this effect was partially offset by the positive performance of non-U.S. yield curve exposures.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period-end, the Portfolio’s largest sector concentration was industrials, followed by healthcare and information technology. The Portfolio initiated positions in Pfizer (0.42%) and Norfolk Southern (0.38%) and added to several existing positions, including The Boeing Company (2.26%) and the aforementioned Roper Technologies. Conversely, the PM Team exited positions in Roche Holding, Versum Materials, and Yum! Brands, while reducing holdings in Dover (1.13%), Abbott Laboratories (1.03%), and Chubb (0.34%).

The Portfolio remained underweight fixed income relative to the benchmark. At period-end, the Portfolio remained overweight in the corporate credit sectors, particularly CLOs, bank loans and high yield bonds. The PM Team believes that fundamentals in the corporate credit market remain strong. With the rally in risk assets year-to-date, credit spreads are close to their tightest levels over the past year. As part of risk reduction, the PM Team reduced its exposure to investment-grade corporate credit, ending the period underweight to the sector relative to the benchmark. Within the securitized sectors, the Portfolio remained overweight the residential mortgage-backed securities sector (RMBS) based on strong U.S. housing fundamentals and remained underweight commercial mortgage-backed securities (CMBS) and MBS sectors. Over the period, the Portfolio Management Team added to its Treasury Inflation-Protected Securities (TIPS) and municipal bond exposure and remained overweight to both sectors. In addition, as part of risk reduction, the PM Team increased its exposure to U.S. Treasuries, but remained significantly underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

In U.S. dollar duration, the Portfolio was short versus the benchmark. The PM Team retained a curve flattener, with its short concentrated in the two-to-five-year part of the yield curve (i.e. short sell the 2-5 year U.S. Treasury bonds, buy long the 30- year U.S. Treasury bond). In non-USD duration, the Portfolio remained slightly long Australian dollar and Canadian dollar duration, while initiating a slightly long duration in Uruguayan peso. In terms of currency exposure, on the long side the Portfolio’s largest currency position remained the Norwegian krone, with other long positions in the Indian rupee, Mexican peso, Dominican Republican peso, Columbian peso, South African rand, Uruguayan peso and Turkish lira. In addition, the Portfolio remained short the Australian dollar, Chinese renminbi, Canadian dollar as well as the Sweden krona, South Korean won and the euro.

2658753.2

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	13.44%	8.63%	8.23%	5.19%	5.58%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.16% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	71.3%
Asset Backed Securities	7.3%
Corporate Bonds	7.0%
Agency Mortgage Backed Securities	5.3%
U.S. Treasury Securities	3.2%
Term Loans	1.4%
Sovereign Debt	0.9%
Money Market Fund	0.6%
Exchange-Traded Fund - Debt Fund	0.2%
Commerical Mortgage Obligation	0.1%
Municipal Bond	0.0	% ^
Other Assets Less Liabilities - Net	2.7%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of 9.30% compared to a benchmark return of 8.96%, a difference of 34 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods. The Portfolio’s trend-based strategy contributed to performance, particularly an overweight equity position during a period when they outperformed U.S. Treasuries. Within equities, the largest contributors were the Portfolio’s allocations to U.S. large-cap equities, followed by European equities, UK equities, U.S. mid-cap equities, Japanese equities and U.S. small-cap equities. Allocations to U.S. Treasuries also contributed to absolute returns. The Portfolio’s de-risking strategy – where a portion of individual equity sleeves are de-risked to cash during periods of heightened volatility in those markets – detracted from returns.

How was the Portfolio positioned at period end?

At period end, the Portfolio had approximately 40% of its assets in equities globally. Regionally, 25.6% of its assets were invested in U.S. large-cap equities, given broadly strong momentum. Within international equities, the Portfolio held a 10.6% allocation to European and a 3.8% allocation to UK equities, given moderate equity market momentum within those markets. The Portfolio currently does not have an allocation to Japanese, U.S. mid-cap or U.S. small-cap equities given GSAM’s belief of poor trends.

At period end, the Portfolio held 60% in U.S. Treasuries, its maximum strategic allocation. This allocation is driven by relatively stronger trends in fixed income relative to equities.

In general, the Portfolio seeks to maintain between 40% - 60% of its assets in developed equity investments and 40%-60% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum.

2658753.2

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	9.30%	4.70%	4.06%	2.29%
S&P Target Risk® Conservative Index (Total Return)	8.96%	7.01%	5.30%	4.24%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.24% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S Treasury Note	51.8%
Exchange Traded Equity Funds	25.6%
Exchange Traded Debt Funds	16.8%
Money Market Fund	6.1%
Other Assets Less Liabilities - Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BFM”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 10.22% compared to a benchmark return of 11.91%, a difference of -169 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio remained overweight to equities relative to fixed income throughout the period which contributed positively to performance. Entering the year, BFM saw growth moderating, but little near-term risk of a U.S. recession. With corporate earnings growth slowing yet solid, equity valuations back in line with post-crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to performance. Europe posed a concern entering the year as political risks (i.e. Brexit, Italian deficits), along with anemic growth and dependency on trade, led BFM to underweight risk assets in non-U.S. developed markets over this period. With respect to emerging markets (EM), BFM was cautiously positive entering the year as valuations cheapened and country-specific risks began to subside. Midway through the first 6 months of 2019, a portion of the EM exposure was reallocated to fixed income as BFM believed the risk/reward tradeoff became less compelling, which contributed to performance as EM underperformed bonds over this timeframe.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries, which had a positive impact on performance. While the year began with signs that credit was in the latter part of the cycle, fundamentals continue to look solid, with ample interest coverage. The Portfolio maintained a relatively higher quality stance in credit, reflecting what BFM viewed as limited upside and asymmetric downside as the economy enters into a late cycle phase. This defensive posture within credit assets somewhat detracted from performance as high yield outperformed investment grade over this period.

BFM’s view entering 2019 was that rising rates had made shorter-term U.S. bonds an attractive source of income, with short-term Treasuries offering almost as much yield as the 10-year Treasury at the beginning of the year. BFM also saw longer-term debt as a portfolio buffer against any late-cycle growth and a potential source of capital gains should the yield curve invert. Accordingly, the Portfolio’s duration positioning was overweight to the short and long ends and underweight the intermediate part of the curve. This positioning somewhat detracted from performance as intermediate rates outperformed.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained slightly overweight equities versus fixed income. BFM has a somewhat more pessimistic growth outlook as trade and geopolitical frictions principally drive the global economy and markets, and accordingly is taking a modestly more defensive investing stance. But a significant shift by central banks toward monetary easing is expected to cushion the slowdown. BFM believes that this policy pivot should extend the long expansion, and has already triggered easier financial conditions.

Within equities, the Portfolio was overweight to U.S. as well as EM, and underweight to non-U.S. developed markets. BFM remains positive on U.S. equities against a backdrop of reasonable valuations. With rising macro uncertainty arguing for a conservative approach, BFM believes that U.S. equities appear more attractive due to the issuers’ relatively better growth prospects, free cash flow and solid balance sheets compared to other developed markets. Valuations are richer than other major markets but, in BFM’s view, still appear reasonable, with the price-to-cash flow yield of the S&P 500 roughly in line with its average since 1990. Within the U.S., BFM believes that equities with lower volatility and higher momentum appear attractive, having historically performed well in periods of decelerating economic growth such as the current economic regime. Similarly, BFM believes that momentum signals also argue for the Portfolio’s slight tilt toward EM equities, despite BFM’s belief that markets are pricing in too much Chinese stimulus. In BFM’s view there do appear to be selected EM opportunities in Latin American markets such as Brazil.

Within fixed income, the Portfolio was underweight Treasuries and overweight US credit at period end. BFM believes that credit market valuations appear reasonable, with yields having fallen to the bottom of recent ranges, driven by the decline in government bond yields and tightening yield spreads. Yet spreads still leave some cushion against the risk of rising rates. Muted issuance is also a positive. With the current upswing stretching out further, default risks connected to a downturn are also further away.

While BFM sees government bonds as key stabilizers against a backdrop of rising macro uncertainty, duration positioning is now neutral in the Portfolio as market expectations of U.S. policy easing appear to have gone too far. BFM believes that the United States Federal Reserve is likely to cut rates as insurance against escalating trade conflicts, but fail to deliver on the four quarter-point rate cuts through 2020 that markets are currently pricing in. As a result, BFM believes that investors today do not appear to be sufficiently compensated for duration risk in U.S. Treasuries.

2658753.2

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	10.22%	3.38%	7.41%	3.36%	3.94%
S&P Target Risk® Growth Index (Total Return)	11.91%	6.25%	8.05%	5.47%	5.92%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.96% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	80.1%
Exchange Traded Debt Funds	15.3%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.6%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^	Represents less than 0.05%

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BFM”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio was in-line with its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 9.91% compared to a benchmark return of 9.93%, a difference of -2 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio remained overweight to equities relative to fixed income throughout the period which contributed positively to performance. Entering the year, BFM saw growth moderating, but little near-term risk of a U.S. recession. With corporate earnings growth slowing yet solid, equity valuations back in line with post-crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to performance. Europe posed a concern entering the year as political risks (i.e. Brexit, Italian deficits), along with anemic growth and dependency on trade, led BFM to underweight risk assets in non-U.S. developed markets over this period. With respect to emerging markets (EM), BFM was cautiously positive entering the year as valuations cheapened and country-specific risks began to subside. Midway through the first 6 months of 2019, a portion of the EM exposure was reallocated to fixed income as BFM believed the risk/reward tradeoff became less compelling, which contributed to performance as EM underperformed bonds over this timeframe.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries, which had a positive impact on performance. While the year began with signs that credit was in the latter part of the cycle, fundamentals continue to look solid, with ample interest coverage. The Portfolio maintained a relatively higher quality stance in credit, reflecting what BFM viewed as limited upside and asymmetric downside as the economy enters into a late cycle phase. This defensive posture within credit assets somewhat detracted from performance as high yield outperformed investment grade over this period.

BFM’s view entering 2019 was that rising rates had made shorter-term U.S. bonds an attractive source of income, with short-term Treasuries offering almost as much yield as the 10-year Treasury at the beginning of the year. BFM also saw longer-term debt as a portfolio buffer against any late-cycle growth and a potential source of capital gains should the yield curve invert. Accordingly, the Portfolio’s duration positioning was overweight to the short and long ends and underweight the intermediate part of the curve. This positioning somewhat detracted from performance as intermediate rates outperformed.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained slightly overweight equities versus fixed income. BFM has a somewhat more pessimistic growth outlook as trade and geopolitical frictions principally drive the global economy and markets, and accordingly is taking a modestly more defensive investing stance. But a significant shift by central banks toward monetary easing is expected to cushion the slowdown. BFM believes that this policy pivot should extend the long expansion, and has already triggered easier financial conditions.

Within equities, the Portfolio was overweight to U.S. as well as EM, and underweight to non-U.S. developed markets. BFM remains positive on U.S. equities against a backdrop of reasonable valuations. With rising macro uncertainty arguing for a conservative approach, BFM believes that U.S. equities appear more attractive due to the issuers’ relatively better growth prospects, free cash flow and solid balance sheets compared to other developed markets. Valuations are richer than other major markets but in BFM’s view, still appear reasonable, with the price-to-cash flow yield of the S&P 500 roughly in line with its average since 1990. Within the U.S., BFM believes that equities with lower volatility and higher momentum appear attractive, having historically performed well in periods of decelerating economic growth such as the current economic regime. Similarly, BFM believes that momentum signals also argue for the Portfolio’s slight tilt toward EM equities, despite BFM’s belief that markets are pricing in too much Chinese stimulus. In BFM’s view there do appear to be selected EM opportunities in Latin American markets such as Brazil.

Within fixed income, the Portfolio was underweight Treasuries and overweight US credit at period end. BFM believes that credit market valuations appear reasonable, with yields having fallen to the bottom of recent ranges, driven by the decline in government bond yields and tightening yield spreads. Yet spreads still leave some cushion against the risk of rising rates. Muted issuance is also a positive. With the current upswing stretching out further, default risks connected to a downturn are also further away.

While BFM sees government bonds as key stabilizers against a backdrop of rising macro uncertainty, duration positioning is now neutral in the Portfolio as market expectations of U.S. policy easing appear to have gone too far. BFM believes that the United States Federal Reserve is likely to cut rates as insurance against escalating trade conflicts, but fail to deliver on the four quarter-point rate cuts through 2020 that markets are currently pricing in. As a result, BFM believes that investors today do not appear to be sufficiently compensated for duration risk in U.S. Treasuries.

2658753.2

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	9.91%	3.81%	6.35%	4.04%	4.45%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.00% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	64.7%
Exchange Traded Debt Funds	30.5%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.8%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^ Represents less than 0.05%

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 11.60% compared to a benchmark return of 9.93%, a difference of 167 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

Over the period, amid the market rally, the Portfolio adjusted its equity exposure higher and ultimately spent a large portion of the period near its maximum exposure, a position that contributed to performance. An allocation to non-U.S. developed market equities was additive as these equities rallied alongside the broader market, while void exposure to emerging market equities detracted.

The Portfolio’s fixed income allocations contributed to absolute performance; however, an underweight to duration overall, sourced primarily from tactical short exposure to duration in the UK and Japan, detracted from performance as rates in these countries rallied across the yield curve.

How was the Portfolio positioned at period end?

At period end, the Portfolio maintained close to maximum equity exposure as market volatility remained low amid the market rally. Within equities, the Portfolio was overweight U.S. large cap, equal weight international developed, and underweight emerging markets. Within fixed income, the Portfolio remained underweight duration overall with a preference for U.S. duration against rate exposure in other developed regions. PIMCO believes that the intermediate portion of the yield curve continues to offer attractive characteristics while longer-term rates may rise as term premiums return. PIMCO finds attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector.

2658753.2

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	11.60%	6.20%	6.61%	4.14%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.67%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	49.7%
Exchange Traded Equity Funds	30.1%
Agency Mortgage Backed Securities	27.2%
Corporate Bonds	13.6%
U.S. Treasury Bills	8.0%
Collateralized Mortgage Obligations	3.5%
Asset Backed Securities	3.1%
Money Market Fund	1.8%
Certificate of Deposit	0.4%
Commercial Mortgage Backed Securities	0.1%
Purchased Options on Futures	0.0	% ^
Other Assets Less Liabilities - Net	(37.5)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 12.07% compared to a benchmark return of 9.93%, a difference of 214 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The Portfolio was overweight equities versus fixed income during the first six months of 2019, which contributed to performance. Within equities, the Portfolio was relatively underweight international equities versus the benchmark, which benefited results as international and emerging markets equities underperformed domestic equities. Domestic growth equities outpaced other asset classes due to falling interest rates, increased likelihood of a rate cut by the U.S. Federal Reserve (the “Fed”) and investor optimism regarding a potential U.S. – China trade resolution. The Portfolio was underweight duration during a portion of the first half of 2019, which weighed on results as U.S. interest rates fell sharply, leading to outperformance by longer duration fixed income instruments. Manager selection contributed to performance during the first six months of 2019, adding an estimated 1.29% to performance during the period. The MFS® VIT Growth Fund was the strongest contributor of alpha, adding 0.57% of relative performance on a stand-alone return of 25.80%.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained underweight developed international equities as Wilshire believes that economic indicators continue to favor the U.S. Furthermore, Wilshire believes that while Europe is more politically and economically stable today than in recent years, the new U.S. tax plan and the potential for increased geopolitical risks associated with the use of tariffs and rising protectionism could have a disproportionately negative impact on foreign equity markets. The Portfolio is overweight emerging market equities as Wilshire believes that they remain modestly cheap relative to developed market equities and both the improved sentiment and fundamentally cheap currencies provide a potential tailwind for emerging markets equity returns. Domestically, the Portfolio is overweight small cap equities as valuations coupled with less sensitivity to global trade conflicts have made small cap equities relatively more attractive. From a style perspective within U.S. equities, the Portfolio is positioned in favor of value equities as Wilshire believes recent tax reform could be favorable for value equities and that growth stock valuations imply a high level of excess optimism.

With respect to fixed income, increased exposure to both interest rate and credit risk has moved the Portfolio back towards a neutral stance in these areas. Wilshire believes that the greater likelihood of a rate cut by the Fed cut has increased investor optimism that GDP growth will continue and lower rates will support risk assets.

2658753.2

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	12.07%	4.92%	7.54%	4.83%	5.54%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.96%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	60.1%
Variable Insurance Trusts - Debt Fund	18.0%
Exchange Traded Equity Funds	11.5%
Exchange Traded Debt Funds	5.7%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.7%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

^	Represents less than 0.05%

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Unaudited)
June 30, 2019

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington Management”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2019, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 12.12% compared to a benchmark return of 9.93%, a difference of 219 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

While many global equity markets finished 2018 in correction territory (a decline of greater than 20%), most markets erased those losses during the first six months of 2019 with the S&P 500 posting its strongest first half return (up 18.54%) since 1997. The S&P MidCap 400 and the Russell 2000 indices were both up 17-18% during the period, while the MSCI EAFE and MSCI Emerging Markets indices also posted strong returns, up 11-14%. The fixed income market also rallied, highlighted by significant decline in the 10-year U.S. Treasury yield to 2.00% at period end, a level not seen since 2016 and down from a recent high of 3.24% in November 2018. The first half of 2019 was not without market volatility, however, as May saw a significant decline in major equity markets driven primarily by continued trade tensions between the U.S. and its major trading partners, mainly China and Mexico. While bond yields remained low during this volatile period, equity markets recovered significantly in June, again eliminating most, if not all, of the declines experienced in May.

The equity portion of the Portfolio outperformed the S&P 500 Index, net of fees, during the period, returning 20.53%, versus the benchmark return of 18.54%. Relative equity outperformance was driven by strong stock selection within the information technology, particularly in the semiconductors & semiconductor equipment industry, and financials sectors. This was partially offset by weaker security selection within the consumer staples, specifically holdings in tobacco companies which detracted the most from relative performance.

Top relative contributors to the equity portion of the Portfolio during the period included eliminating the Portfolio’s positions in Berkshire Hathaway (financials), a financial services holding company, and Wayfair (consumer discretionary), an online home furnishings company. Not holding Berkshire Hathaway aided relative performance as the stock price fell after shares of a top holding, Kraft Heinz, fell on the news of a dividend cut and a pending Securities and Exchange Commission investigation. Shares of Wayfair surged after the company reported strong fourth quarter results driven by customer growth and higher gross margins. Though the team continues to believe in the long-term investment case for the disruptive online home furnishings company, they eliminated during the period on strength given current valuations.

Top relative detractors of the equity portion of the Portfolio during the period included Teva Pharmaceuticals (0.15%) (health care), an Israeli-based pharmaceutical company that develops, manufactures, and distributes generic and specialty medicines; and an underweight to Apple (1.52%) (information technology), a U.S.-based technology company that designs, develops, and sells consumer electronics, computer software, and online services. Shares of Teva Pharmaceuticals were down during the period in response to the expansion of a 2016 lawsuit alleging industry price-fixing. The stock also experienced weakness after announcing an unexpected cash settlement over its role in the production and manufacturing of opioids. Our underweight to Apple also detracted from relative performance as the company reported better-than-expected first and second quarter results as well as improving third quarter guidance. Drivers included Apple’s growing services segment and better-than-expected iPhone sales that were driven by price cuts and incentive programs.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, net of fees, during the period, returning 6.42% versus the benchmark return of 6.11%. In the fixed income portion, sector allocation and security selection both contributed to performance. Investment grade credit positioning contributed to relative results, with financials, taxable municipals, and utilities being the main drivers of outperformance. Within securitized sectors, agency mortgage backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset backed securities (ABS) had a positive impact on performance for the period. Long breakeven inflation positioning via treasury inflation protected securities (TIPS) contributed to positive performance. During the period, the fixed income portion of the Portfolio was positioned with a short duration bias at the steep end of the curve, which had a negative impact on relative results as Sovereign yields declined over the period.

With respect to the managed risk component, the rapid recovery in the equity markets in January, shortly following the rapid selloff in December 2018, resulted in the Portfolio being underweight equity during these periods. As a result, while the managed risk component was a meaningful contributor to performance in the fourth quarter of 2018, it was a meaningful detractor to performance in January 2019.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is managed in an industry-neutral structure, designed to add value through fundamental, bottom up stock selection. The equity portion consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management’s Global Industry Analysts. The allocation of assets to each sub-portfolio roughly corresponds to the relative weight of the analysts’ coverage universe within the index. Looking ahead, the Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. Wellington Management continues to identify themes and opportunities that will shape future investment decisions.

The importance of innovation across sectors focuses the analysts on identifying companies that can lead technological advancement within their industries. Across semiconductors, hardware, software, and applications, the analysts believe there will be winners that can shape markets for years to come. In the software industry, there are a number of holdings in cloud-based CRM tools that have become essential to enterprise performance. Semiconductors can benefit from the upcoming 5G cycle, although they are also subject to ongoing tariff risks. As such, the technology Global Industry Analysts look to invest in companies with advanced memory technology and less exposure to the Chinese supply chain. They are also finding opportunities in financial technology companies specializing in electronic payments, modernizing asset management technology, and providing financial data and security to consumers.

Within Consumer Staples, the team has re-positioned away from riskier areas of the sector to more stable, long-term compounding companies. They look to invest in companies that can take advantage of scale to capitalize on emerging trends and divest from failing businesses, while also returning profits to shareholders. The equity portion of the Portfolio holds companies the team believes to be market leaders across the food, beverages, and household product industries, with strong balance sheets and durable business models.

Within spread sectors, the fixed income portion of the Portfolio was overweight taxable municipals, which the fixed income team believes offers diversification benefits, and overweight corporate bonds. The fixed income portion is also positioned with an overweight to asset-backed securities, particularly high quality collateralized loan obligations (CLO), and commercial mortgage-backed securities. The Portfolio maintained long inflation breakevens via an allocation to Treasury inflation- protected securities (TIPS). The fixed income portion is modestly overweight in agency mortgage-backed securities, and owns Collateralized Mortgage Obligations (CMOs) for their favorable prepayment profile. The Portfolio holds select prime, non- agency mortgage backed securities (MBS) issues on attractive valuations.

2658753.2

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2019 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2019 as compared to its benchmark:

			Annualized
	Six	One	Three	Five	Performance
	Months	Year	Years	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	12.12%	6.43%	7.73%	5.89%	6.67%
S&P Target Risk® Moderate Index (Total Return)	9.93%	6.76%	6.22%	4.38%	4.96%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the May 1, 2019 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stock	62.4%
Corporate Bonds	12.4%
Agency Mortgage Backed Securities	6.9%
U.S. Treasury Securities	6.4%
Commercial Mortgage Backed Securities	3.0%
Asset Backed Securities	2.6%
Money Market Fund	1.3%
Municipal Securities	0.9%
Collateralized Mortgage Obligations	0.3%
Sovereign Debt	0.3%
Exchange Traded Equity Fund	0.0	% ^
Other Assets Less Liabilities - Net	3.5%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2019.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.3%
	DEBT FUNDS - 33.2%
4,847,569	American Funds Insurance Series® - Bond Fund - Class 1	$53,904,971
534,879	American Funds Insurance Series® - Global Bond Fund - Class I	6,461,341
424,588	American Funds Insurance Series® - High-Income Bond Fund - Class I	4,301,074
864,904	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	10,768,059
		75,435,445
	EQUITY FUNDS - 62.1%
3,278,715	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	41,344,602
1,617,601	American Funds Insurance Series® - Global Growth and Income Fund - Class 1	23,827,259
267,955	American Funds Insurance Series® - Global Small Capitalization Fund- Class 1	6,572,947
328,354	American Funds Insurance Series® - Growth Fund - Class 1	23,927,133
688,299	American Funds Insurance Series® - Growth-Income Fund - Class 1	32,549,639
438,927	American Funds Insurance Series® - International Fund - Class 1	8,668,814
180,703	American Funds Insurance Series® - New World Fund - Class 1	4,340,490
		141,230,884
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $206,613,550)	216,666,329

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
9,411	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $9,411)	9,411

	TOTAL INVESTMENTS - 95.3% (Cost - $206,622,961)	$216,675,740
	OTHER ASSETS LESS LIABILITIES - NET - 4.7%	10,749,896
	TOTAL NET ASSETS - 100.0%	$227,425,636

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 95.5%
	DEBT FUNDS - 44.9%
52,251	iShares 1-3 Year Treasury Bond ETF	$4,429,840
6,132	iShares 20+ Year Treasury Bond ETF	814,391
119,013	iShares Broad USD Investment Grade Corporate Bond ETF	6,792,072
189,346	iShares Core U.S. Aggregate Bond ETF	21,083,677
23,996	iShares Floating Rate Bond ETF	1,222,116
5,649	iShares JP Morgan USD Emerging Markets Bond ETF	639,975
52,781	iShares Short-Term Corporate Bond ETF	2,820,617
29,036	iShares US Treasury Bond ETF	749,564
		38,552,252
	EQUITY FUNDS - 50.6%
93,956	iShares Core MSCI EAFE ETF	5,768,898
2,086	iShares Core MSCI Emerging Markets ETF	107,304
79,507	iShares Core S&P 500 ETF	23,434,688
26,453	iShares Core S&P Mid-Cap ETF	5,138,760
53,488	iShares Core S&P Small-Cap ETF	4,187,040
7,512	iShares MSCI Japan ETF	410,005
27,192	iShares Russell 1000 ETF	4,426,586
		43,473,281
	TOTAL EXCHANGE TRADED FUNDS (Cost - $70,353,014)	82,025,533

	SHORT-TERM INVESTMENT - 0.0%*
	MONEY MARKET FUND - 0.0%*
6,057	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $6,057)	6,057

	TOTAL INVESTMENTS - 95.5% (Cost - $70,359,071)	$82,031,590
	OTHER ASSETS LESS LIABILITIES - NET - 4.5%	3,850,448
	TOTAL NET ASSETS - 100.0%	$85,882,038

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 73.1%
	DEBT FUNDS - 25.0%
225,011	iShares 3-7 Year Treasury Bond ETF	$28,297,383
228,952	iShares iBoxx $ Investment Grade Corporate Bond ETF	28,474,760
54,149	iShares iBoxx High Yield Corporate Bond ETF	4,720,710
		61,492,853
	EQUITY FUNDS - 48.1%
463,427	iShares Core MSCI EAFE ETF	28,454,418
229,476	iShares Core MSCI Emerging Markets ETF	11,804,245
170,209	iShares Core S&P U.S. Growth ETF	10,668,700
189,355	iShares Core S&P U.S. Value ETF	10,726,961
179,739	iShares Edge MSCI Min Vol Global ETF	16,557,557
115,232	iShares Edge MSCI Min Vol USA ETF	7,113,271
99,960	iShares Edge MSCI USA Momentum Factor ETF	11,855,256
233,463	iShares Edge MSCI USA Quality Factor ETF	21,354,861
		118,535,269
	TOTAL EXCHANGE TRADED FUNDS (Cost - $175,757,906)	180,028,122

	VARIABLE INSURANCE TRUST - 22.1%
	ASSET ALLOCATION FUND - 22.1%
3,242,728	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $48,844,898)	54,542,692

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
1,522,009	Fidelity Investments Money Market Funds - Government Portfolio Institutional Class to yield 2.25% (a) (Cost - $1,522,009)	1,522,009

	TOTAL INVESTMENTS - 95.8% (Cost - $226,124,813)	$236,092,823
	OTHER ASSETS LESS LIABILITIES - NET - 4.2%	10,425,332
	TOTAL NET ASSETS - 100.0%	$246,518,155

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUND - 0.2%
25,000	Invesco Senior Loan ETF	$566,500
	TOTAL EXCHANGE TRADED FUND (Cost - $571,343)

	COMMON STOCKS - 71.3%
	AEROSPACE/DEFENSE - 4.3%
6,200	Boeing Co.	2,256,862
21,770	General Dynamics Corp.	3,958,221
14,200	Raytheon Co.	2,469,096
29,500	United Technologies Corp.	3,840,900
		12,525,079
	AGRICULTURE - 0.8%
42,600	Bunge Ltd.	2,373,246

	APPAREL - 1.3%
43,840	NIKE, Inc.	3,680,368

	BEVERAGES - 1.2%
26,100	PepsiCo, Inc.	3,422,493

	BUILDING MATERIALS - 1.1%
75,875	Johnson Controls International PLC	3,134,396

	CHEMICALS - 8.1%
31,800	Air Products & Chemicals, Inc.	7,198,566
80,000	Albemarle Corp.	5,632,800
13,600	Ecolab, Inc.	2,685,184
38,650	Linde PLC	7,760,920
		23,277,470
	COMMERCIAL SERVICES - 1.5%
14,600	Cintas Corp.	3,464,434
20,400	Matthews International Corp.	710,940
		4,175,374
	COMPUTERS - 2.6%
39,800	Accenture PLC - Cl. A	7,353,846

	COSMETICS/PERSONAL CARE - 2.1%
38,166	Colgate-Palmolive Co.	2,735,357
29,900	Procter & Gamble Co. (The)	3,278,535
		6,013,892
	DISTRIBUTION/WHOLESALE - 0.5%
5,000	WW Grainger, Inc.	1,341,150

	DIVERSIFIED FINANCIAL SERVICES - 1.4%
23,490	Visa, Inc. - Cl. A	4,076,690

	ELECTRONICS - 3.3%
45,160	Honeywell International, Inc.	7,884,484
53,070	nVent Electric PLC	1,315,605
6,676	Resideo Technologies, Inc. *	146,338
		9,346,427
	ENVIRONMENTAL CONTROL - 0.6%
47,670	Pentair PLC	1,773,324

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	FOOD - 1.1%
21,060	McCormick & Co., Inc. (The)	$3,264,511

	HEALTHCARE-PRODUCTS - 10.3%
47,100	Abbott Laboratories	3,961,110
27,700	Becton Dickinson and Co.	6,980,677
25,400	Dentsply Sirona, Inc.	1,482,344
60,300	Medtronic PLC	5,872,617
39,500	Stryker Corp.	8,120,410
24,800	West Pharmaceutical Services, Inc.	3,103,720
		29,520,878
	INSURANCE - 0.9%
29,700	Aflac, Inc.	1,627,857
6,593	Chubb Ltd.	971,083
		2,598,940
	IRON/STEEL - 0.4%
20,110	Nucor Corp.	1,108,061

	MACHINERY-DIVERSIFIED - 5.5%
32,700	Dover Corp.	3,276,540
34,240	Roper Technologies, Inc.	12,540,742
		15,817,282
	MEDIA - 0.2%
12,140	John Wiley & Sons, Inc.	556,740

	MISCELLANEOUS MANUFACTURING - 1.5%
21,880	Carlisle Cos, Inc.	3,072,171
26,329	Donaldson Co., Inc.	1,339,093
		4,411,264
	OIL & GAS - 2.9%
9,900	Chevron Corp.	1,231,956
32,200	EOG Resources, Inc.	2,999,752
22,200	Exxon Mobil Corp.	1,701,186
49,200	Occidental Petroleum Corp.	2,473,776
		8,406,670
	OIL & GAS SERVICES - 0.9%
28,200	Apergy Corp. *	945,828
37,600	Schlumberger Ltd.	1,494,224
		2,440,052
	PHARMACEUTICALS - 3.1%
17,660	AbbVie, Inc.	1,284,235
24,190	CVS Health Corp.	1,318,113
30,200	Johnson & Johnson	4,206,256
16,900	Perrigo Co. PLC	804,778
28,200	Pfizer, Inc.	1,221,624
		8,835,006
	RETAIL - 6.1%
40,524	Gap, Inc. (The)	728,216
18,470	McDonald’s Corp.	3,835,480
40,600	Ross Stores, Inc.	4,024,272
17,700	Target Corp.	1,532,997
37,600	Tiffany & Co.	3,520,864
17,670	Walgreens Boots Alliance, Inc.	966,019

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares				Value
	RETAIL - 6.1% (Continued)
26,300	Wal-Mart Inc.			$2,905,887
				17,513,735
	SEMICONDUCTORS - 4.7%
61,171	Analog Devices, Inc.			6,904,371
55,800	Texas Instruments, Inc.			6,403,608
				13,307,979
	SOFTWARE - 4.2%
89,410	Microsoft Corp.			11,977,364

	TRANSPORTATION - 0.7%
100	Norfolk Southern Corp.			19,933
19,410	United Parcel Service, Inc.			2,004,471
				2,024,404

	TOTAL COMMON STOCKS (Cost - $139,998,680)			204,276,641

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 7.3%
$300,000	Alinea CLO 2018-1 Ltd. 3 Month LIBOR +1.65 (a)^	4.241	7/20/2031	296,098
400,000	AMMC CLO XI Ltd. 3 Month LIBOR + 1.90 (a)^	4.483	4/30/2031	383,427
300,000	AMMC CLO 21 Ltd. 3 Month LIBOR + 2.10 (a)^	4.676	11/2/2030	291,780
250,000	Antares CLO 2018-1 Ltd. 3 Month LIBOR + 1.65 (a)^	4.241	4/20/2031	249,994
250,000	ARES LII CLO Ltd. 3 Month LIBOR + 1.65 (a)^	4.259	4/22/2031	249,992
300,000	Atrium XIV LLC 3 Month LIBOR + 1.45 (a)^	4.051	8/23/2030	296,416
250,000	BCC Middle Market CLO 2018-1 LLC 3 Month LIBOR + 2.15 (a)^	4.741	10/20/2030	245,399
150,000	Bellemeade Re 2018-1 Ltd. 1 Month LIBOR + 1.60 (a)^	4.030	4/25/2028	150,542
250,000	Betony CLO 2 Ltd. 3 Month LIBOR + 1.08 (a)^	3.663	4/30/2031	247,627
250,000	BlueMountain CLO 2014-2 Ltd. 3 Month LIBOR + 1.40 (a)^	3.992	10/20/2030	248,367
200,000	BlueMountain Fuji CLO II Ltd. 3 Month LIBOR + 2.15 (a)^	4.741	10/20/2030	197,603
151,772	BRAVO Residential Funding Trust 2019-1 (a)	3.500	3/25/2058	154,682
1,000,000	Carlyle Global Market Strategies CLO 2015-2 3 Month LIBOR + 0.78 (a)^	3.362	4/27/2027	997,932
250,000	Carlyle Global Market Strategies CLO 2015-1 LLC 3 Month LIBOR + 2.20 (a)^	4.797	10/15/2031	247,870
200,000	Carlyle Global Market Strategies CLO 2017-4 A1 3 Month LIBOR + 2.80 (a)^	5.397	1/15/2030	191,996
192,529	CIM Trust 2018-INV1 (a)^	4.000	8/25/2048	199,438
236,683	CIM Trust 2019-INV1 (a)^	4.000	2/25/2049	243,108
160,000	DBCG 2017-BBG Mortgage Trust 1 Month LIBOR + 0.70 (a)^	3.094	6/15/2034	159,512
300,000	Dryden 50 Senior Loan Fund 3 Month LIBOR + 2.25 (a)^	4.847	7/15/2030	299,035
300,000	Dryden 64 CLO Ltd. 3 Month LIBOR + 2.65 (a)^	5.251	4/18/2031	288,172
250,000	Eleven Madison Trust 2015-11MD Mortgage Trust (a)^	3.673	9/10/2035	264,775
250,000	Ellington CLO III Ltd. 3 Month LIBOR + 1.65 (a)^	4.241	7/20/2030	248,592
279,811	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	5.004	5/25/2024	291,739
313,800	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	5.004	5/25/2024	326,214
271,465	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.90^	5.330	7/25/2024	293,851
421,607	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.00^	5.430	7/25/2024	445,014
250,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.55^	5.980	7/25/2029	264,616
138,487	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	6.430	5/25/2025	147,559
164,215	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	6.430	5/25/2025	171,867
195,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.25^	6.680	1/25/2029	209,369
250,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.40^	6.830	1/25/2024	274,715
316,778	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.90^	7.330	11/25/2024	349,896
199,153	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	7.430	7/25/2025	217,548
156,068	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	7.430	7/25/2025	165,668
186,679	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.25^	7.680	10/25/2023	207,891

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 7.3% (Continued)
$130,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.75^	8.180	7/25/2029	$154,408
241,825	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 6.00^	8.404	9/25/2028	267,263
278,755	Flagship CLO VIII Ltd. 3 Month LIBOR + 0.85 (a)^	3.451	1/16/2026	278,212
250,000	Flagship CLO VIII Ltd. 3 Month LIBOR + 3.05 (a)^	5.651	1/16/2026	250,002
350,000	Freddie Mac - STACR 1 Month LIBOR + 3.25^	5.654	5/25/2025	374,773
270,279	Freddie Mac - STACR 1 Month LIBOR + 3.80^	6.204	3/25/2025	278,842
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.90^	6.304	12/25/2027	315,418
405,627	Freddie Mac - STACR 1 Month LIBOR + 4.00^	6.404	8/25/2024	429,395
205,091	Freddie Mac - STACR 1 Month LIBOR + 4.15^	6.554	1/25/2025	214,408
500,000	Freddie Mac - STACR 1 Month LIBOR + 4.65^	7.054	10/25/2028	542,992
250,000	Freddie Mac - STACR 1 Month LIBOR + 4.70^	7.104	4/25/2028	277,873
250,000	Freddie Mac - STACR 1 Month LIBOR + 5.15^	7.554	11/25/2028	278,875
650,000	Freddie Mac - STACR 1 Month LIBOR + 5.55^	7.954	7/25/2028	735,506
200,000	Gilbert Park CLO Ltd. 3 Month LIBOR + 2.95 (a)^	5.547	10/15/2030	195,405
250,000	Halcyon Loan Advisors Funding 2018-1 Ltd. 3 Month LIBOR + 1.80 (a)^	4.391	7/20/2031	246,395
200,000	Hayfin Kingsland IX Ltd. 3 Month LIBOR + 1.80 (a)^	4.382	4/28/2031	199,659
152,482	Invitation Homes Trust 1 Month LIBOR + 0.85 (a)^	3.244	12/17/2036	151,465
500,000	LCM XXV Ltd. 3 Month LIBOR + 2.30 (a)^	4.892	7/20/2030	499,044
250,000	Madison Park Euro Funding XIV DAC 3 Month LIBOR + 1.12 (a)^	—	7/15/2032	284,700
918,000	Madison Park Funding XXVII Ltd. 3 Month LIBOR + 1.13 (a)^	3.722	4/20/2030	899,741
180,886	Mill City Mortgage Loan Trust 2016-1 (a)^	2.500	4/25/2057	179,824
210,000	Mill City Mortgage Loan Trust 2018-4 (a)^	3.500	4/25/2066	215,540
300,000	Neuberger Berman CLO XXII Ltd. 3 Month LIBOR + 1.40 (a)^	3.988	10/17/2030	297,133
649,000	Neuberger Berman Loan Advisers CLO 27 Ltd. 3 Month LIBOR + 1.10 (a)^	3.697	1/15/2030	626,726
200,000	NZCG Funding Ltd. 3 Month LIBOR + 1.55 (a)^	4.071	2/26/2031	196,489
300,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 1.50 (a)^	4.092	1/20/2031	294,410
100,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 2.75 (a)^	5.342	1/20/2031	96,216
500,000	Octagon Investment Partners 35 Ltd. 3 Month LIBOR + 1.10 (a)^	3.692	1/20/2031	482,821
250,000	Octagon Investment Partners XXIII Ltd. 3 Month LIBOR + 1.85 (a)^	4.447	7/15/2027	246,648
250,000	Race Point X CLO Ltd. 3 Month LIBOR + 1.65 (a)^	4.230	7/25/2031	247,536
135,094	Radnor RE 2018-1 Ltd. 1 Month LIBOR + 1.40 (a)^	3.830	3/25/2028	135,310
200,000	Strata CLO I Ltd. 3 Month LIBOR + 2.20 (a)^	5.016	1/15/2031	199,216
100,000	TCI-Flatiron CLO 2017-1 Ltd. 3 Month LIBOR + 2.75 (a)^	5.275	11/17/2030	95,694
176,800	Towd Point Mortgage Trust (a)^	2.750	11/25/2060	175,495
201,104	Towd Point Mortgage Trust 2016-4 (a)^	2.250	7/25/2056	197,045
146,908	Towd Point Mortgage Trust 2017-1 (a)^	2.750	10/25/2056	147,607
194,832	Towd Point Mortgage Trust 2017-2 (a)^	2.750	4/25/2057	194,981
132,842	Towd Point Mortgage Trust 2017-3 (a)^	2.750	6/25/2057	133,398
106,721	Towd Point Mortgage Trust 2017-4 (a)^	2.750	6/25/2057	106,072
250,000	Voya CLO 2014-1 Ltd. 3 Month LIBOR + 2.80 (a)^	5.401	4/18/2031	240,568
	TOTAL ASSET BACKED SECURITIES (Cost - $21,182,882)			20,901,409

	CORPORATE BONDS - 7.0%
	AEROSPACE/DEFENSE - 0.2%
300,000	Lockheed Martin Corp.	4.700	5/15/2046	367,050
100,000	United Technologies Corp.	7.500	9/15/2029	137,800
				504,850
	AGRICULTURE - 0.1%
300,000	Reynolds American, Inc.	5.700	8/15/2035	329,169

	APPAREL - 0.0% **
100,000	Hanesbrands, Inc. (a)	4.875	5/15/2026	103,739

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	AUTO PARTS & EQUIPMENT - 0.1%
$200,000	Aptiv Corp.	4.150	3/15/2024	$210,521

	BANKS - 1.1%
300,000	Banca Monte Dei Paschi di Siena SpA	2.125	11/26/2025	354,547
500,000	Bank of America Corp.	3.500	4/19/2026	523,591
200,000	Banque Centrale de Tunisie International Bond	5.625	2/17/2024	225,929
300,000	Barclays PLC	4.375	9/11/2024	307,518
500,000	Goldman Sachs Group, Inc. (The)	3.750	2/25/2026	521,908
200,000	HSBC Holdings PLC	4.300	3/8/2026	214,817
250,000	Industrial & Commercial Bank of China Ltd.	2.957	11/8/2022	252,087
100,000	Intesa Sanpaolo SpA (a)	6.500	2/24/2021	105,246
500,000	Morgan Stanley	3.875	1/27/2026	531,506
200,000	Turkiye Vakiflar Bankasi TAO	2.375	5/4/2021	225,619
				3,262,768
	BIOTECHNOLOGY - 0.1%
200,000	Biogen, Inc.	5.200	9/15/2045	224,634

	CHEMICALS - 0.1%
200,000	SABIC Capital II BV (a)	4.500	10/10/2028	214,133

	COAL - 0.0% **
100,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a)	7.500	6/15/2025	97,625

	COMMERICAL SERVICES - 0.1%
100,000	Harsco Corp. (a)	5.750	7/31/2027	104,136
100,000	United Rentals North America, Inc.	5.875	9/15/2026	106,500
				210,636
	COMPUTERS - 0.0% **
100,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (a)	6.750	6/1/2025	103,000

	DIVERSIFIED FINANCIAL SERVICES - 0.2%
300,000	Capital One Financial Corp.	3.200	2/5/2025	305,742
200,000	Navient Corp.	6.750	6/25/2025	207,000
100,000	Springleaf Finance Corp.	6.625	1/5/2028	105,000
				617,742
	ELECTRIC - 0.9%
100,000	Calpine Corp.	5.750	1/15/2025	99,250
200,000	Dominion Energy, Inc.	3.900	10/1/2025	213,250
100,000	Duke Energy Carolinas LLC	6.100	6/1/2037	131,279
100,000	Duke Energy Indiana LLC	3.750	7/15/2020	101,433
200,000	EDP Finance BV (a)	3.625	7/15/2024	205,561
400,000	Electricite De France SA 10 Year Swap Rate + 3.71 (a)^	5.250	1/29/2049	408,000
200,000	Israel Electric Corp. Ltd. (a)	4.250	8/14/2028	207,952
200,000	PacifiCorp.	6.100	8/1/2036	262,567
300,000	Southern Co. (The)	3.250	7/1/2026	304,676
300,000	State Grid Overseas Investment 2016 Ltd. (a)	3.500	5/4/2027	310,642
100,000	Talen Energy Supply LLC (a)	7.250	5/15/2027	102,500
300,000	Three Gorges Finance I Cayman Islands Ltd. (a)	3.700	6/10/2025	313,536
				2,660,646
	ENGINEERING & CONSTRUCTION - 0.1%
200,000	Mexico City Airport Trust (a)	5.500	7/31/2047	199,250

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ENTERTAINMENT - 0.0% **
$100,000	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC (a)	7.000	7/15/2026	$105,750

	FOOD - 0.2%
300,000	Kraft Heinz Foods Co.	3.000	6/1/2026	291,926
300,000	Kroger Co. (The)	4.000	2/1/2024	317,163
				609,089
	FOOD SERVICE - 0.1%
200,000	Aramark Services, Inc. (a)	5.000	2/1/2028	205,750

	HEALTHCARE-PRODUCTS - 0.1%
100,000	Avantor, Inc. (a)	6.000	10/1/2024	106,400
200,000	Edwards Lifesciences Corp.	4.300	6/15/2028	216,216
				322,616
	HEALTHCARE-SERVICES - 0.1%
100,000	Centene Corp. (a)	5.375	6/1/2026	105,125
100,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	96,250
100,000	MEDNAX, Inc. (a)	6.250	1/15/2027	98,375
35,000	Orlando Health Obligated Group	3.777	10/1/2028	37,284
				337,034
	INSURANCE - 0.3%
300,000	Liberty Mutual Group, Inc. (a)	4.950	2/1/2029	329,747
400,000	Teachers Insurance & Annuity Association of America (a)	4.900	9/15/2044	468,072
				797,819
	INTERNET - 0.3%
100,000	Amazon.com, Inc.	2.800	8/22/2024	103,289
200,000	Baidu, Inc.	4.375	5/14/2024	211,946
200,000	Symantec Corp. (a)	5.000	4/15/2025	205,031
200,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	204,201
				724,467
	LODGING - 0.1%
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. LLC (a)	5.250	5/15/2027	200,750

	MACHINERY - CONSTRUCTION AND MINING - 0.0% **
100,000	Vertiv Group Corp. (a)	9.250	10/15/2024	95,750

	MACHINERY - DIVERSIFIED - 0.1%
100,000	CNH Industrial NV	3.850	11/15/2027	99,859
100,000	Tennant Co.	5.625	5/1/2025	103,250
				203,109
	MEDIA - 0.3%
100,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.125	5/1/2027	103,536
200,000	Comcast Corp.	3.150	2/15/2028	205,276
200,000	CSC Holdings LLC (a)	5.500	5/15/2026	209,740
100,000	Nexstar Broadcasting, Inc. (a)	5.625	8/1/2024	103,596
100,000	Nexstar Escrow, Inc. (a)	5.625	7/15/2027	102,375
				724,523
	MINING - 0.2%
100,000	First Quantum Minerals Ltd. (a)	7.250	4/1/2023	97,375
100,000	Freeport-McMoRan, Inc.	3.875	3/15/2023	100,000
200,000	Glencore Finance Canada Ltd. (a)	4.950	11/15/2021	209,676
100,000	Northwest Acquistions ULC/Dominion Finco, Inc. (a)	7.125	11/1/2022	69,000
				476,051

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.3%
$150,000	Aker BP ASA (a)	4.750	6/15/2024	$154,605
100,000	Anadarko Petroleum Corp.	6.450	9/15/2036	122,944
100,000	BP Capital Markets PLC	3.535	11/4/2024	105,486
100,000	Chevron Corp.	2.895	3/3/2024	103,298
100,000	Harvest Operations Corp. (a)	4.200	6/1/2023	105,917
100,000	Shell International Financial Corp.	3.400	8/12/2023	104,397
100,000	Sunoco LP/Sunoco Finance Corp.	4.875	1/15/2023	102,125
100,000	Total Capital International SA	3.750	4/10/2024	106,624
				905,396
	OIL & GAS SERVICES - 0.0% **
200,000	Weatherford International Ltd.	8.250	6/15/2023	104,500

	PACKAGING & CONTAINERS - 0.2%
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)	6.000	2/15/2025	207,250
100,000	Broadway Holding Co. (a)	7.250	4/15/2025	96,500
100,000	OI European Group BV (a)	4.000	3/15/2023	100,500
100,000	Plastipak Holdings, Inc. (a)	6.250	10/15/2025	90,500
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a)	7.000	7/15/2024	103,402
				598,152
	PHARMACEUTICALS - 0.3%
100,000	Allergan Funding SCS	4.550	3/15/2035	100,968
200,000	Bayer U.S. Finance LLC (a)	3.000	10/8/2021	201,483
100,000	Bayer U.S. Finance II LLC (a)	4.375	12/15/2028	105,448
100,000	Cigna Corp. (a)	4.125	11/15/2025	106,494
100,000	CVS Health Corp.	4.300	3/25/2028	105,448
200,000	Endo DAC/Endo Finance Ltd. (a)	6.000	2/1/2025	134,000
				753,841
	PIPELINES - 0.2%
100,000	Cheniere Energy Partners LP	5.250	10/1/2025	103,375
100,000	Enterprise Products Operating LLC	4.450	2/15/2043	104,429
400,000	Sabine Pass Liquefacation LLC	5.000	3/15/2027	438,582
				646,386
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
300,000	American Tower Corp.	4.400	2/15/2026	324,181
100,000	Equinix, Inc.	5.375	4/1/2023	102,000
300,000	National Retail Properties, Inc.	4.300	10/15/2028	324,332
				750,513
	RETAIL - 0.2%
100,000	Beacon Roofing Supply, Inc. (a)	4.875	11/1/2025	99,000
300,000	Dollar Tree, Inc.	4.000	5/15/2025	312,719
100,000	Party City Holdings, Inc. (a)	6.625	8/1/2026	97,000
30,000	PetSmart, Inc. (a)	7.125	3/15/2023	28,125
				536,844
	SEMICONDUCTORS - 0.0% **
100,000	Qorvo, Inc.	5.500	7/15/2026	105,830

	SOFTWARE - 0.1%
100,000	Ascend Learning LLC (a)	6.875	8/1/2025	101,750
200,000	Fiserv, Inc.	3.850	6/1/2025	211,687
				313,437
	TELECOMMUNICATIONS - 0.4%
100,000	CommScope Technologies LLC (a)	5.000	3/15/2027	87,000

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 0.4% (Continued)
$200,000	Juniper Networks, Inc.	4.350	6/15/2025	$211,902
150,000	Sprint Corp.	7.125	6/15/2024	159,045
150,000	Telefonica Emisiones, S.A.	4.570	4/27/2023	162,208
300,000	Verizon Communications, Inc.	2.625	8/15/2026	298,053
200,000	West Corp. (a)	8.500	10/15/2025	175,000
				1,093,208
	TRANSPORTATION - 0.1%
200,000	FedEx Corp.	3.250	4/1/2026	207,610
200,000	Russian Railways Via RZD Capital PLC	5.700	4/5/2022	210,768
				418,378
	TRUCKING & LEASING - 0.1%
200,000	DAE Funding LLC (a)	5.000	8/1/2024	208,250

	TOTAL CORPORATE BONDS (Cost $19,644,715)			19,976,156

	MUNICIPAL BOND - 0.0% **
90,000	San Jose Redevelopment Agency Successor Agency (Cost $90,000)	3.226	8/1/2027	94,390

	TERM LOANS - 1.4%
60,000	Adient PLC ^	—	5/6/2024	58,388
77,569	Allegiant Travel ^	7.065	1/29/2024	77,521
14,988	American Airlines, Inc. ^	4.412	10/10/2021	14,927
98,977	American Airlines, Inc. ^	4.180	6/27/2025	96,202
120,483	Aramark Corp. ^	4.188	3/28/2024	120,031
71,448	Aristocrat Technologies ^	4.341	10/19/2024	70,779
148,111	Ashland Global LLC ^	4.187	5/17/2024	147,609
220,511	Avis Budget Car Rental ^	4.440	2/13/2025	219,823
148,125	Axalta Coating Systems ^	4.351	6/1/2024	146,228
196,000	Cablevision ^	4.644	7/17/2025	192,631
53,463	Caliber Collision ^	5.919	1/24/2026	53,463
2,353	Carbonite ^	—	3/22/2026	2,355
99,747	Charter Communications ^	4.440	4/13/2025	99,597
17,256	Chemours, Inc. ^	4.190	4/3/2025	16,734
76,184	Commscope, Inc. ^	5.689	2/7/2026	75,880
99,222	Eldorado Resorts, Inc. ^	4.750	4/17/2024	98,757
34,386	Endo Luxenbourg Finance ^	6.750	4/29/2024	32,208
90,105	Felp TL B 1L USD Corp. ^	8.272	3/28/2022	73,136
100,000	Fieldwood Energy ^	7.688	4/11/2022	92,406
42,926	General Nutrition Centers, Inc. ^	9.440	12/31/2022	43,302
39,900	Global Tel*Link ^	6.733	11/20/2025	38,087
74,507	Go Daddy ^	4.439	2/15/2024	74,489
34,359	Harbor Freight Tools	4.939	8/19/2023	33,408
42,918	HCA, Inc. ^	4.188	3/18/2023	42,912
96,212	Hertz Corp. ^	5.190	6/30/2023	95,761
236,839	Hilton Worldwide Finance LLC ^	4.180	10/25/2023	236,794
106,151	Horizon Therapeutics ^	—	3/29/2024	105,908
112,328	IMS ^	4.601	1/13/2025	112,047
138,416	JBS USA	5.025	4/25/2026	138,070
19,836	Jo-Ann Stores, Inc. ^	7.592	10/23/2023	17,787
39,500	Las Vegas Sands LLC ^	4.188	3/27/2025	39,172
7,690	Legal Zoom ^	6.930	11/21/2024	7,695
78,791	Live Nation Entertainment ^	4.250	10/31/2023	78,545

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	TERM LOANS - 1.4% (Continued)
$122,936	Mallinckrodt International ^	5.351	9/24/2024	$110,283
244,671	Mediacom Illinois LLC ^	4.110	2/15/2024	242,591
148,322	MKS Instruments ^	4.983	1/28/2023	143,410
28,498	Michaels Stores, Inc. ^	4.688	2/1/2026	28,507
59,060	Post Holdings, Inc. ^	4.404	5/24/2024	58,731
98,734	Sinclair Television Group ^	4.690	1/3/2024	97,377
70,937	Thor Industries ^	6.250	11/1/2025	69,829
70,000	Tibco Software ^	—	6/12/2026	70,087
19,920	Trans Union LLC ^	4.188	8/9/2022	19,852
93,907	United Rentals NA	4.188	10/31/2025	93,819
18,750	Valeant Pharmaceuticals International, Inc. ^	5.162	6/1/2025	18,628
44,562	Valeant Pharmaceuticals International, Inc. ^	5.412	6/1/2025	44,535
148,125	Yum! Brands ^	4.132	4/3/2025	147,546
	TOTAL TERM LOANS (Cost - $3,972,563)			3,897,847

	AGENCY MORTGAGE BACKED SECURITIES - 5.3%
	FEDERAL HOME LOAN MORTGAGE CORP. - 0.9%
494,021	Freddie Mac Gold Pool	3.500	8/1/2047	510,057
1,667,878	Freddie Mac Gold Pool	3.500	3/1/2048	1,711,137
176,345	Freddie Mac Gold Pool	4.000	4/1/2048	183,502
296,353	Freddie Mac Gold Pool	3.500	5/1/2049	303,609
				2,708,305
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.8%
1,208,634	Fannie Mae Pool	3.000	9/1/2048	1,221,860
1,502,283	Fannie Mae Pool	3.000	11/1/2048	1,518,733
1,150,000	Fannie Mae Pool	3.500	6/25/2046	1,175,695
1,574,947	Fannie Mae Pool	3.500	9/1/2047	1,623,770
206,960	Fannie Mae Pool	3.500	3/1/2048	213,000
278,668	Fannie Mae Pool	3.500	4/1/2048	286,275
159,336	Fannie Mae Pool	3.500	6/1/2049	163,103
2,221,000	Fannie Mae Pool	4.000	5/25/2046	2,295,265
600,619	Fannie Mae Pool	4.000	10/1/2047	624,870
1,600,000	Fannie Mae Pool	4.500	9/25/2044	1,671,750
				10,794,321
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
1,616,209	Ginnie Mae II Pool	4.500	5/20/2049	1,694,700

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $15,034,509)			15,197,326

	COMMERCIAL MORTGAGE OBLIGATION - 0.1%
280,000	FREMF Mortgage Trust (a)^ (Cost - $283,135)	3.992	12/25/2050	291,615

	SOVEREIGN DEBT - 0.9%
200,000	Angolan Government International Bond (a)	8.250	5/9/2028	214,024
200,000	Colombia Government International Bond	5.000	6/15/2045	220,700
400,000,000	Colombia Government International Bond	9.850	6/28/2027	157,005
8,000,000	Dominican Republic International Bond (a)	8.900	2/15/2023	158,585
200,000	Export-Import Bank of China (The) (a)	3.625	7/31/2024	209,417
200,000	Export-Import Bank of India (a)	3.875	2/1/2028	205,266
300,000	Export-Import Bank of Korea	2.250	1/21/2020	299,928
200,000	Gabon Government International Bond (a)	6.375	12/12/2024	197,928
250,000	Iraq International Bond (a)	5.800	1/15/2028	245,804
200,000	Kazakhstan Government International Bond (a)	4.875	10/14/2044	230,200

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	SOVEREIGN DEBT - 0.9% (Continued)
$2,500,000	Republic of South Africa Government Bond	7.000	2/28/2031	$151,760
200,000	Ukraine Government International Bond (a)	7.375	9/25/2032	196,440
1,900,000	Uruguay Government International Bond	3.700	6/26/2037	132,227
	TOTAL SOVEREIGN DEBT (Cost - $2,407,080)			2,619,284

	U.S. TREASURY SECURITIES - 3.2%
805,000	United States Treasury Bond	2.250	8/15/2046	760,536
600,000	United States Treasury Bond	2.500	2/15/2045	597,727
825,000	United States Treasury Bond	2.500	2/15/2046	820,682
840,000	United States Treasury Bond	2.500	5/15/2046	835,144
150,000	United States Treasury Bond	2.750	8/15/2047	156,551
230,000	United States Treasury Bond	2.750	11/15/2047	240,071
385,000	United States Treasury Bond	2.875	5/15/2043	411,769
450,000	United States Treasury Bond	3.000	11/15/2044	491,625
150,000	United States Treasury Bond	3.000	8/15/2048	164,508
310,000	United States Treasury Bond	3.125	11/15/2041	346,958
100,000	United States Treasury Bond	3.125	5/15/2048	112,211
200,000	United States Treasury Bond	3.500	2/15/2039	237,570
455,000	United States Treasury Inflation Index Note	0.125	7/15/2022	504,094
550,000	United States Treasury Inflation Index Note	0.125	7/15/2024	590,899
625,000	United States Treasury Inflation Index Note	0.375	7/15/2025	680,858
110,000	United States Treasury Note	2.000	8/15/2025	111,053
650,000	United States Treasury Note	2.000	11/15/2026	654,951
650,000	United States Treasury Note	2.375	8/15/2024	669,043
500,000	United States Treasury Note	2.375	5/15/2027	516,934
200,000	United States Treasury Note	2.625	12/31/2025	209,461
	TOTAL U.S. TREASURY SECURITIES (Cost - $8,620,371)			9,112,645

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
1,733,507	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 2.25% (b)			1,733,507
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,733,507)

	TOTAL INVESTMENTS - 97.3% (Cost - $213,538,785)			$278,667,320
	OTHER ASSETS LESS LIABILITIES - NET - 2.7%			7,401,617
	TOTAL NET ASSETS - 100.0%			$286,068,937

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

**	Represents less than 0.05%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.09%
3 Month LIBOR	2.34%
10 Year Swap Rate	2.92%

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

REIT - Real Estate Investment Trust

STACR - Structured Agency Credit Risk Debt

(a)	144a - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2019, these securities amounted to $23,312,781 or 8.2% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Futures Contracts
					Unrealized
					Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
SHORT FUTURES CONTRACTS
Euro Bund Future	Morgan Stanley	1	Sep-19	196,716	$(1,724)
					(1,724)

LONG FUTURES CONTRACT
Australian 3 Year Bond Future	Morgan Stanley	30	Sep-19	2,240,988	2,554
Australian 10 Year Bond Future	Morgan Stanley	9	Sep-19	907,259	4,087
Canadian 10 Year Bond Future	Morgan Stanley	6	Sep-19	656,269	5,940
U.S. 2 Year Note Future	Morgan Stanley	27	Sep-19	5,809,852	34,174
U.S. 5 Year Note Future	Morgan Stanley	14	Sep-19	1,654,188	1,078
U.S. 10 Year Note (CBT) Future	Morgan Stanley	7	Sep-19	895,781	17,172
U.S. 10 Year Ultra Bond Future	Morgan Stanley	4	Sep-19	552,500	4,930
U.S. Long Bond Future	Morgan Stanley	14	Sep-19	2,178,313	67,485
U.S. Ultra Bond Future	Morgan Stanley	2	Sep-19	355,125	8,125
					145,545
NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$143,821

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

INTEREST RATE SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 6/30/19	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
JP Morgan Chase	USA-CPI-U	251.989%	Receive	1.96%	8/31/2024	$900,000	$(1,166)	$—	$(1,166)
								$—	$(1,166)

CURRENCY SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 6/30/19	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	USD - LIBOR - BBA	2.870%	Receive	2.50%	5/4/2021	$232,400	$11,965	$—	$11,965
								$—	$11,965

CREDIT DEFAULT SWAPS**

								Premiums	Unrealized
		Buy/Sell			Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Fixed Rate Received	Fixed Rate Paid	Date	Amount	Value	(Received)	(Depreciation)
JPMorgan	Ally Financial, Inc.	Buy	0.00%	5.00%	6/20/2024	350,000	$(6,880)	$—	$(6,880)
BNP Paribas	CDX.NA.HY.32	Buy	0.00%	5.00%	6/20/2024	250,000	66	—	66
JPMorgan	Dish	Sell	5.00%	0.00%	6/20/2023	100,000	6,381	—	6,381
JPMorgan	Dish	Buy	0.00%	5.00%	6/20/2021	100,000	(1,851)	—	(1,851)
JPMorgan	Goldman Sachs	Sell	1.00%	0.00%	6/20/2024	350,000	4,116	—	4,116
Citibank NA	MCDX.NA.31	Sell	1.00%	0.00%	12/20/2023	1,050,000	10,306	—	10,306
JPMorgan	Morgan Stanley	Sell	1.00%	0.00%	6/20/2024	350,000	2,874	—	2,874
Citibank NA	Nabors Inds, Inc.	Buy	0.00%	1.00%	12/20/2021	170,000	5,160	—	5,160
Citibank NA	Nabors Inds, Inc.	Sell	1.00%	0.00%	12/20/2023	170,000	(3,050)	—	(3,050)
Barclays Bank PLC	Republic of Argentina	Sell	5.00%	0.00%	6/20/2023	105,000	(15,558)	—	(15,558)
Citibank NA	Republic of Argentina	Sell	5.00%	0.00%	12/20/2023	75,000	(8,296)	—	(8,296)
Citibank NA	Russian Foreign Bond	Sell	1.00%	0.00%	6/20/2024	140,000	954	(113)	1,067
Citibank NA	Republic of Indonesia	Sell	1.00%	0.00%	6/20/2024	255,000	783	81	702
JPMorgan	Republic of Italy	Buy	0.00%	1.00%	6/20/2023	170,000	3,220	—	3,220
JPMorgan	Republic of Italy	Sell	1.00%	0.00%	6/20/2023	170,000	5,357	—	5,357
Citibank NA	Spain Government International	Sell	1.00%	0.00%	6/20/2024	200,000	752	—	752
JPMorgan	Republic of Argentina	Sell	5.00%	0.00%	6/20/2023	90,000	3,537	(475)	4,012
								$(507)	$8,378

TOTAL RETURN SWAPS**

								Premiums	Unrealized
		Buy/Sell	Floating Rate		Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Floating Rate Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	9/20/2019	$400,000	$7,236	$—	$7,236
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	9/20/2019	269,998	4,808	—	4,808
								$—	$12,044

Net unrealized appreciation on swap contracts								$(507)	$31,221

*	Pays at termination.

**	Pays quarterly.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Schedule of Forward Foreign Currency Contracts

		Currency Units to				Unrealized Appreciation/
Settlement Date	Counterparty	Receive		In Exchange For		(Depreciation)
9/18/2019	Deutsche Bank	2,370,000	NOK	271,708	USD	$6,882
9/18/2019	Deutsche Bank	500,000	PLN	131,543	USD	2,775
9/18/2019	Deutsche Bank	1,242,000	SEK	133,525	USD	1,100
9/18/2019	Deutsche Bank	29,924	USD	40,000	CAD	(730)
9/18/2019	Deutsche Bank	164,619	USD	220,000	CAD	(3,981)
9/18/2019	Deutsche Bank	522,908	USD	458,000	EUR	(1,942)
9/18/2019	Deutsche Bank	132,721	USD	500,000	PLN	(1,597)
9/18/2019	Deutsche Bank	135,619	USD	1,242,000	SEK	995
9/18/2019	Deutsche Bank	98,512	USD	131,000	CAD	(1,882)
9/18/2019	Deutsche Bank	110,419	USD	98,000	EUR	(1,885)
9/18/2019	Deutsche Bank	111,731	USD	98,731	EUR	(1,411)
9/18/2019	Deutsche Bank	271,211	USD	2,570,000	SEK	(7,359)
9/27/2019	Deutsche Bank	890,000	CNY	132,612	USD	(3,025)
9/27/2019	Deutsche Bank	210,322	USD	238,000,000	KRW	3,628
9/27/2019	Deutsche Bank	263,456	USD	1,770,000	CNY	5,737
9/27/2019	Deutsche Bank	215,511	USD	1,490,000	CNY	(1,439)
10/11/2019	Deutsche Bank	209,258	USD	293,000	AUD	3,039
10/11/2019	Deutsche Bank	163,314	USD	237,000	AUD	(3,490)
10/18/2019	Deutsche Bank	655,000	TRY	100,761	USD	6,280
12/16/2019	Deutsche Bank	480,000,000	IDR	32,771	USD	560
12/16/2019	Deutsche Bank	2,000,000,000	IDR	136,846	USD	2,036
12/16/2019	Deutsche Bank	1,330,000	MXN	67,373	USD	(52)
12/16/2019	Deutsche Bank	1,950,000	MXN	98,918	USD	(215)
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$4,024

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 42.4%
	DEBT FUNDS - 16.8%
26,900	iShares 7-10 Year Treasury Bond ETF			$2,959,538
25,057	iShares Short Maturity Bond ETF			1,261,119
13,750	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF			1,259,637
				5,480,294
	EQUITY FUNDS - 25.6%
10,436	iShares Core S&P 500 ETF			3,076,011
7,363	SPDR S&P 500 ETF Trust			2,157,359
11,537	Vanguard S&P 500 ETF			3,105,184
				8,338,554

	TOTAL EXCHANGE TRADED FUNDS (Cost $11,753,521)			13,818,848

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 51.8%
$16,450,000	United States Treasury Note (Cost $16,642,411)	2.25	8/15/2027	16,849,041

Shares
	SHORT-TERM INVESTMENT - 6.1%
	MONEY MARKET FUND - 6.1%
1,983,094	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $1,983,094)			1,983,094

	TOTAL INVESTMENTS - 100.3% (Cost - $30,379,026)			$32,650,983
	OTHER ASSETS LESS LIABILITIES - NET - (0.3)%			(97,563)
	TOTAL NET ASSETS - 100.0%			$32,553,420

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Futures Contracts

		Number of			Unrealized Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Amount	(Depreciation)
LONG FUTURES CONTRACTS
Euro STOXX 50 Index	Morgan Stanley	88	Sep-19	3,473,432	$22,087
FTSE 100 Index Future	Credit Suisse	13	Sep-19	1,219,209	(1,602)
					20,485

TOTAL NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$20,485

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 95.4%
	DEBT FUNDS - 15.3%
89,507	iShares 1-3 Year Treasury Bond ETF	$7,588,403
10,446	iShares 20+ Year Treasury Bond ETF	1,387,333
204,025	iShares Broad USD Investment Grade Corporate Bond ETF	11,643,707
324,401	iShares Core U.S. Aggregate Bond ETF	36,122,051
40,876	iShares Floating Rate Bond ETF	2,081,815
9,798	iShares JP Morgan USD Emerging Markets Bond ETF	1,110,015
90,184	iShares Short-Term Corporate Bond ETF	4,819,433
50,600	iShares US Treasury Bond ETF	1,306,239
		66,058,996
	EQUITY FUNDS - 80.1%
841,020	iShares Core MSCI EAFE ETF	51,638,628
64,322	iShares Core MSCI Emerging Markets ETF	3,308,724
649,847	iShares Core S&P 500 ETF	191,542,403
185,246	iShares Core S&P Mid-Cap ETF	35,985,888
331,070	iShares Core S&P Small-Cap ETF	25,916,160
44,410	iShares MSCI Japan ETF	2,423,898
216,610	iShares Russell 1000 ETF	35,261,942
		346,077,643
	TOTAL EXCHANGE TRADED FUNDS (Cost - $323,291,710)	412,136,639

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
20,750	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $20,750)	20,750

	TOTAL INVESTMENTS - 95.4% (Cost - $323,312,460)	$412,157,389
	OTHER ASSETS LESS LIABILITIES - NET - 4.6%	19,805,900
	TOTAL NET ASSETS - 100.0%	$431,963,289

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 30.5%
59,014	iShares 1-3 Year Treasury Bond ETF	$5,003,207
6,887	iShares 20+ Year Treasury Bond ETF	914,662
134,282	iShares Broad USD Investment Grade Corporate Bond ETF	7,663,474
213,282	iShares Core U.S. Aggregate Bond ETF	23,748,951
26,951	iShares Floating Rate Bond ETF	1,372,614
6,340	iShares JP Morgan USD Emerging Markets Bond ETF	718,259
59,461	iShares Short-Term Corporate Bond ETF	3,177,596
32,841	iShares US Treasury Bond ETF	847,790
		43,446,553
	EQUITY FUNDS - 64.7%
215,225	iShares Core MSCI EAFE ETF	13,214,815
11,928	iShares Core MSCI Emerging Markets ETF	613,576
171,348	iShares Core S&P 500 ETF	50,504,823
52,061	iShares Core S&P Mid-Cap ETF	10,113,370
98,299	iShares Core S&P Small-Cap ETF	7,694,846
12,407	iShares MSCI Japan ETF	677,174
57,743	iShares Russell 1000 ETF	9,399,983
		92,218,587
	TOTAL EXCHANGE TRADED FUNDS (Cost - $112,028,778)	135,665,140

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
3,513	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $3,513)	3,513

	TOTAL INVESTMENTS - 95.2% (Cost - $112,032,291)	$135,668,653
	OTHER ASSETS LESS LIABILITIES - NET - 4.8%	6,895,544
	TOTAL NET ASSETS - 100.0%	$142,564,197

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 30.1%
	EQUITY FUNDS - 30.1%
60,356	iShares MSCI EAFE ETF			$3,967,200
13,544	SPDR S&P 500 ETF Trust			3,968,392
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,252,295)			7,935,592

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.1%
$183,759	Aames Mortgage Investment Trust 2006-1 (1 Month US LIBOR + 0.48) (b)	2.91	4/25/2036	164,480
11,726	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (1 Month US LIBOR + 1.275) (b)	3.68	8/25/2032	11,518
14,475	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (1 Month US LIBOR + 0.15) (b)	2.55	4/25/2036	14,305
83,779	Avery Point III CLO Ltd. (3 Month US LIBOR + 1.12) (a,b)	3.72	1/18/2025	83,814
100,000	Citigroup Commercial Mortgage Trust 2019-SMRT (a)	4.15	1/10/2024	107,057
28,386	Citigroup Mortgage Loan Trust 2007-AMC1 (1 Month US LIBOR + 0.16) (a,b)	2.56	12/25/2036	18,370
15,844	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.13) (b)	2.53	12/25/2036	14,251
23,017	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.14) (b)	2.54	6/25/2047	18,700
58,921	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.15) (b)	2.55	5/25/2037	56,984
133,265	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.37) (b)	2.77	4/25/2036	128,056
10,559	CWABS Asset-Backed Certificates Trust 2006-17 (1 Month US LIBOR + 0.15) (b)	2.55	3/25/2047	9,984
27,686	FBR Securitization Trust (1 Month US LIBOR + 0.68) (b)	3.11	10/25/2035	27,000
19,439	GSAMP Trust 2006-HE4 (1 Month US LIBOR + 0.14) (b)	2.57	6/25/2036	18,386
7,744	Long Beach Mortgage Loan Trust 2004-2 (1 Month US LIBOR + 1.62) (b)	4.02	6/25/2034	7,605
25,181	Long Beach Mortgage Loan Trust 2005-3 (1 Month US LIBOR + 0.52) (b)	2.95	8/25/2045	23,830
28,779	Long Beach Mortgage Loan Trust 2006-7 (1 Month US LIBOR + 0.155) (b)	2.56	8/25/2036	17,366
18,722	RASC Series 2004-KS10 Trust (1 Month US LIBOR + 1.725) (b)	4.13	11/25/2034	18,384
33,325	SLC Student Loan Trust 2006-2 (3 Month LIBOR + 0.10) (b)	2.51	9/15/2026	33,290
12,266	SLM Student Loan Trust 2005-3 (3 Month LIBOR + 0.09) (b)	2.67	10/25/2024	12,257
16,926	Soundview Home Loan Trust 2007-WMC1 (1 Month US LIBOR + 0.11) (b)	2.51	2/25/2037	6,408
6,359	Structured Asset Investment Loan Trust 2004-7 (1 Month US LIBOR + 1.05) (b)	3.45	8/25/2034	6,245
18,209	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (1 Month US LIBOR + 0.15) (b)	2.58	9/25/2036	16,649
	TOTAL ASSET BACKED SECURITIES (Cost - $802,174)			814,939

	CORPORATE BONDS - 13.6%
	AEROSPACE/DEFENSE - 0.2%
50,000	Rockwell Collins, Inc.	3.50	3/15/2027	52,030

	AGRICULTURE - 0.0% *
10,000	Reynolds American, Inc.	5.85	8/15/2045	10,770

	AIRLINES - 0.5%
39,904	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	41,720
92,085	United Airlines 2016-1 Class AA Pass Through Trust	3.10	1/7/2030	92,513
				134,233
	AUTO MANUFACTURERS - 0.4%
100,000	Nissan Motor Acceptance Corp. (3 Month US LIBOR + 0.89) (a,b)	3.49	1/13/2022	100,105

	BANKS - 6.5%
100,000	Banco La Hipotecaria SA (a)	4.75	11/15/2022	101,072
100,000	Bank of America Corp. (3 Month US LIBOR + 1.09) (b)	3.09	10/1/2025	102,467
11,000	Bank of America Corp. (3 Month US LIBOR + 1.04) (b)	3.42	12/20/2028	11,319
14,000	Bank of America Corp.	4.00	4/1/2024	14,919
200,000	Barclays PLC (3 Month US LIBOR + 1.40) (b)	4.61	2/15/2023	206,936
50,000	Citigroup, Inc.	2.65	10/26/2020	50,176
200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	198,064
100,000	Goldman Sachs Group, Inc. (The) (3 Month US LIBOR + 1.11) (b)	3.70	4/26/2022	100,833
10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	10,460
15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	15,499

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 6.5% (Continued)
$35,000	JPMorgan Chase & Co.	3.13	1/23/2025	$35,991
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	53,392
100,000	Mitsubishi UFJ Financial Group, Inc.	3.41	3/7/2024	103,785
100,000	Morgan Stanley (3 Month US LIBOR + 1.22) (b)	3.78	5/8/2024	101,400
200,000	Santander UK PLC (3 Month US LIBOR + 0.66) (b)	3.18	11/15/2021	200,580
100,000	Sumitomo Mitsui Financial Group, Inc. (3 Month US LIBOR + 0.80) (b)	3.40	10/16/2023	100,090
200,000	UBS Group Funding Switzerland AG (a)	2.65	2/1/2022	200,993
100,000	Wells Fargo & Co. (3 Month US LIBOR + 1.23) (b)	3.81	10/31/2023	101,891
				1,709,867
	COMPUTERS - 0.4%
100,000	Dell International LLC / EMC Corp. (a)	5.30	10/1/2029	105,380

	DIVERSIFIED FINANCIAL SERVICES - 0.4%
100,000	ORIX Corp.	4.05	1/16/2024	106,103

	ELECTRIC - 0.3%
80,000	Public Service Co. of New Hampshire	3.60	7/1/2049	81,660

	MEDIA - 0.4%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.75	2/15/2028	100,709

	PHARMACEUTICALS - 1.1%
100,000	Bayer US Finance II LLC (a)	2.75	7/15/2021	100,070
100,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	99,845
100,000	Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	99,877
				299,792
	PIPELINES - 0.9%
23,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	24,297
100,000	ONEOK, Inc.	4.35	3/15/2029	106,876
100,000	Sabine Pass Liquefaction LLC	5.75	5/15/2024	111,209
				242,382
	REAL ESTATE INVESTMENT TRUSTS - 1.2%
100,000	American Tower Corp.	2.25	1/15/2022	99,462
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	10,358
100,000	Hudson Pacific Properties LP	4.65	4/1/2029	107,390
100,000	Ventas Realty LP	4.88	4/15/2049	110,281
				327,491
	REGIONAL - 0.8%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	199,359

	SEMICONDUCTORS - 0.4%
100,000	Broadcom, Inc. (a)	3.13	4/15/2021	100,647

	TELECOMMUNICATIONS - 0.1%
30,000	AT&T, Inc.	4.10	2/15/2028	31,742

	TOTAL CORPORATE BONDS (Cost - $3,510,580)			3,602,270

	CERTIFICATE OF DEPOSIT - 0.4%
100,000	Lloyds Bank Corporate Markets PLC (3 Month US LIBOR + 0.50) (Cost - $100,000) (b)	3.09	10/26/2020	100,284

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	AGENCY MORTGAGE BACKED SECURITIES - 27.2%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.2%
$300,000	Fannie Mae Pool TBA +^	3.00	1/25/2047	$302,250
5,700,000	Fannie Mae Pool TBA +^	3.50	6/25/2046	5,826,023
800,000	Fannie Mae Pool TBA +^	4.00	4/25/2046	826,781
200,000	Fannie Mae Pool TBA +^	4.50	9/25/2044	208,969
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $7,141,187)			7,164,023

	COLLATERALIZED MORTGAGE OBLIGATIONS - 3.5%
	AGENCY COLLATERAL - 0.9%
1,206	Government National Mortgage Association (1 Month US LIBOR + 0.50) (b)	2.97	3/20/2065	1,206
75,842	Government National Mortgage Association (1 Month US LIBOR + 0.60) (b)	3.07	5/20/2065	75,517
79,003	Government National Mortgage Association (1 Month US LIBOR + 0.62) (b)	3.09	8/20/2065	78,710
5,653	Government National Mortgage Association (1 Month US LIBOR + 0.70) (b)	3.17	10/20/2065	5,666
76,653	Government National Mortgage Association (1 Month US LIBOR + 1.00) (b)	3.47	12/20/2065	77,525
				238,624
	WHOLE LOAN COLLATERAL - 2.6%
56,163	Alternative Loan Trust 2005-14 (1 Month US LIBOR + 0.21) (b)	2.61	5/25/2035	53,579
24,579	Alternative Loan Trust 2005-J12 (1 Month US LIBOR + 0.54) (b)	2.94	8/25/2035	16,307
15,852	Alternative Loan Trust 2006-OA9 (1 Month US LIBOR + 0.21) (b)	2.59	7/20/2046	10,859
27,189	American Home Mortgage Assets Trust 2006-2 (1 Month US LIBOR + 0.19) (b)	2.62	9/25/2046	24,763
11,388	Bear Stearns ALT-A Trust 2005-8 (b)	4.60	10/25/2035	10,564
13,847	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (1 Month US LIBOR + 0.25) (a,b)	2.65	8/25/2035	13,278
14,325	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (1 Month US LIBOR + 0.23) (a,b)	2.63	10/25/2035	13,315
7,720	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	7,651
29,380	Great Hall Mortgages No. 1 PLC (3 Month US LIBOR + 0.13) (a,b)	2.53	6/18/2039	28,484
25,098	GreenPoint Mortgage Funding Trust 2006-AR2 (12 MTA + 2.00) (b)	4.50	3/25/2036	25,765
10,327	GSR Mortgage Loan Trust 2005-AR6 (b)	4.51	9/25/2035	10,253
10,539	Impac CMB Trust Series 2005-8 (1 Month US LIBOR + 0.70) (b)	3.13	2/25/2036	9,949
16,890	IndyMac INDX Mortgage Loan Trust 2006-AR4 (1 Month US LIBOR + 0.21) (b)	2.61	5/25/2046	15,643
1,892	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	1,879
2,272	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (1 Month US LIBOR + 0.25) (b)	2.68	11/25/2035	2,261
10,347	MortgageIT Trust 2005-4 (1 Month US LIBOR + 0.28) (b)	2.71	10/25/2035	9,957
11,012	Reperforming Loan REMIC Trust 2006-R1 (1 Month US LIBOR + 0.34) (a,b)	2.74	1/25/2036	10,156
6,317	Structured Adjustable Rate Mortgage Loan Trust (b)	4.50	9/25/2034	6,209
7,043	Structured Adjustable Rate Mortgage Loan Trust (b)	4.57	2/25/2034	6,872
10,434	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS (1 Month US LIBOR + 0.30) (b)	2.70	10/25/2035	10,305
300,000	Towd Point Mortgage Funding 2019 - Granite4 PLC (3 Month GBP LIBOR + 1.025) (a,b)	1.85	10/20/2051	382,473
16,006	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	3.57	4/25/2037	13,899
				684,421

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $928,568)			923,045

	COMMERCIAL MORTGAGE BACKED SECURITY - 0.1%
31,616	Freddie Mac Multifamily Structured Pass Through Certificates (1 Month US LIBOR + 0.70) (b) (Cost - $31,616)	3.18	9/25/2022	31,647

	U.S. TREASURY SECURITIES - 49.7%
100,000	United States Treasury Bond	2.75	8/15/2047	104,367
50,000	United States Treasury Bond	2.75	11/15/2047	52,189
100,000	United States Treasury Bond	2.88	11/15/2046	107,020
80,000	United States Treasury Bond	3.00	11/15/2044	87,400
500,000	United States Treasury Bond	3.00	5/15/2045	546,777
80,000	United States Treasury Bond	3.13	11/15/2041	89,538
80,000	United States Treasury Bond	3.13	2/15/2042	89,462
480,000	United States Treasury Bond	3.13	8/15/2044	535,519
170,000	United States Treasury Bond	3.13	5/15/2048	190,759

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 49.7% (Continued)
$100,000	United States Treasury Bond	3.38	5/15/2044	$116,203
230,000	United States Treasury Bond	4.25	5/15/2039	300,887
340,000	United States Treasury Bond	4.25	11/15/2040	446,104
100,000	United States Treasury Bond	4.38	5/15/2041	133,531
100,000	United States Treasury Bond	4.50	8/15/2039	135,078
520,000	United States Treasury Bond	6.25	5/15/2030	733,647
100,000	United States Treasury Inflation Indexed Bond	1.00	2/15/2048	109,013
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	146,363
400,000	United States Treasury Inflation Indexed Note	0.50	1/15/2028	421,144
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	165,197
100,000	United States Treasury Inflation Indexed Note	0.75	7/15/2028	106,066
100,000	United States Treasury Inflation Indexed Note	0.88	1/15/2029	106,526
700,000	United States Treasury Note	1.13	8/31/2021	690,703
100,000	United States Treasury Note	1.63	5/15/2026	98,422
1,500,000	United States Treasury Note	1.88	3/31/2022	1,506,621
500,000	United States Treasury Note	1.88	4/30/2022	502,012
100,000	United States Treasury Note	1.88	7/31/2022	100,449
100,000	United States Treasury Note	1.88	9/30/2022	100,492
100,000	United States Treasury Note	2.00	12/31/2021	100,672
205,000	United States Treasury Note	2.00	11/30/2022	206,850
400,000	United States Treasury Note	2.00	6/30/2024	404,328
500,000	United States Treasury Note	2.00	11/15/2026	503,809
500,000	United States Treasury Note	2.13	3/31/2024	508,359
110,000	United States Treasury Note	2.13	5/15/2025	111,856
150,000	United States Treasury Note	2.25	2/15/2027	153,715
2,700,000	United States Treasury Note	2.25	8/15/2027	2,765,496
400,000	United States Treasury Note	2.50	8/15/2023	412,078
200,000	United States Treasury Note	2.63	12/31/2023	207,531
	TOTAL U.S. TREASURY SECURITIES (Cost - $12,693,676)			13,096,183

Contracts		Counterparty	Notional Value
	PURCHASED OPTION ON FUTURES - 0.0%*
1	US 5YR Future, September 2019, Put @ $108.00	Goldman Sachs	108,000	—
4	US 5YR Future, September 2019, Put @ $108.50	Goldman Sachs	434,000	—
1	US 10YR Future, September 2019, Call @ $141.50	Goldman Sachs	141,500	—
1	US 10YR Future, September 2019, Call @ $144.50	Goldman Sachs	144,500	—
4	US 10YR Future, September 2019, Call @ $145.50	Goldman Sachs	582,000	—
1	US 10YR Future, September 2019, Put @ $114.00	Goldman Sachs	114,000	—
7	US Bond Future, September 2019, Call @ $193.00	Goldman Sachs	1,351,000	—
1	US Bond Future, September 2019, Call @ $195.00	Goldman Sachs	195,000	—
5	US Ultra Bond Future, September 2019, Call @ $158.00	Goldman Sachs	790,000	—
	TOTAL PURCHASED OPTIONS ON FUTURES (Cost - $175)			—

Shares
	SHORT-TERM INVESTMENTS - 9.8%
	MONEY MARKET FUND - 1.8%
521,121	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (c)			521,121

Principal
Amount		Yield (%)	Maturity
	U.S. TREASURY BILLS - 8.0%
1,000,000	United States Treasury Bill (d)	1.17	7/2/2019	999,936
200,000	United States Treasury Bill (d)	2.04	8/8/2019	199,565
200,000	United States Treasury Bill (d)	2.07	8/20/2019	199,423

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal
Amount		Yield (%)	Maturity	Value
	U.S. TREASURY BILLS - 8.0% (Continued)
$500,000	United States Treasury Bill (d)	2.09	8/22/2019	$498,484
200,000	United States Treasury Bill (d)	2.10	8/29/2019	199,312
				2,096,720

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,617,551)			2,617,841

	TOTAL INVESTMENTS - 137.5% (Cost - $34,077,822)			$36,285,824
	OTHER ASSETS LESS LIABILITIES - NET - (37.5)%			(9,920,448)
	TOTAL NET ASSETS - 100.0%			$26,365,376

	SECURITIES SOLD SHORT - (1.0)%
	AGENCY MORTGAGE BACKED SECURITIES - (0.8)%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - (0.8)%
$200,000	Fannie Mae Pool TBA +^ (Proceeds - $201,571)	3.00	1/25/2047	$201,657

	U.S. TREASURY SECURITIES - (0.2)%
25,000	United States Treasury Bond	2.75	11/15/2047	26,095
30,000	United States Treasury Bond	3.13	5/15/2048	33,663
	TOTAL U.S. TREASURY SECURITIES (Proceeds - $53,920)			59,758

	TOTAL SECURITIES SOLD SHORT (Proceeds - $255,491)			261,415

Contracts		Counterparty	Notional Value
	OPTIONS WRITTEN ON FUTURES - (0.0)% *
1	US 10YR Future, August 2019, Call @ $129.00	Goldman Sachs & Co.	129,000	$265
1	US 10YR Future, August 2019, Put @ $126.50	Goldman Sachs & Co.	126,500	141
	TOTAL OPTIONS WRITTEN ON FUTURES (Premiums Received - $484)			406

ETF - Exchange Traded Fund

TBA - To Be Announced Security

^	Delayed delivery

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

#	All or a portion of this security is collateral for reverse repurchase agreements.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2019, these securities amounted to $1,762,637 or 6.7% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month US LIBOR	2.40%
3 Month US LIBOR	2.32%
3 Month GBP LIBOR	0.77%
12 Month Treasury Average	2.48%

(c)	Money market rate shown represents the rate at June 30, 2019.

(d)	Zero coupon.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
SHORT FUTURES CONTRACTS
Euro-Oat Future	1	Sep-19	Goldman Sachs	187,754	$(3,780)
US Long Bond Future	8	Sep-19	Goldman Sachs	1,244,750	(42,063)
					(45,843)
LONG FUTURES CONTRACTS
90 Day Euro Future	12	Sep-19	Goldman Sachs	2,939,850	2,100
S&P 500 E-Mini Future	80	Sep-19	Goldman Sachs	11,776,800	125,642
US 5 Year Note Future	5	Sep-19	Goldman Sachs	590,781	(1,193)
					126,549
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$80,706

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

INTEREST RATE SWAPS

							Premiums	Unrealized
		Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.25%	6/21/2021	$300,000	$(5,717)	$—	$(5,717)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.00%	12/16/2020	100,000	1,864	—	1,864
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.50%	6/15/2046	100,000	(1,151)	—	(1,151)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Pay	3.00%	6/19/2024	400,000	(9,532)	—	(9,532)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Pay	3.00%	6/19/2029	4,100,000	(177,542)	—	(177,542)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Pay	3.00%	6/19/2029	200,000	(24,886)	—	(24,886)
Goldman Sachs & Co.	6 Month EUR EURIBOR**	Pay	0.50%	12/18/2029	100,000	1,121	—	1,121
Goldman Sachs & Co.	6 Month JPY - LIBOR**	Receive	0.75%	3/20/2038	20,000,000	(19,455)	—	(19,455)
							$—	$(235,298)

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	North American High Yield CDX Index Series 32@	Sell	5.00%	—	6/20/2024	$200,000	$3,707		$3,707
Goldman Sachs & Co.	North American Investment Grade CDX Index Series 32^	Sell	1.00%	—	6/20/2024	2,600,000	13,070		13,070
								$—	$16,777

Net unrealized depreciation on swaps								$—	$(218,521)

*	Pays quarterly.

**	Pays semiannually.

@	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=cb743d09ad83418894555b824f35eaf7.

^	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=aa422146a2ab490ebbcbc822e7f121d5.

Benchmark	Rate
3 Month USD LIBOR	2.60%
3 Month GBP LIBOR	0.84%
6 Month GBP LIBOR	0.95%
6 Month EUR EURIBOR	-0.23%
6 Month JPY LIBOR	0.00%

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive		In Exchange For		(Depreciation)
7/2/2019	Barclays Bank PLC	66,000	EUR	73,981	USD	$1,180
7/2/2019	Barclays Bank PLC	302,000	GBP	382,803	USD	1,552
7/2/2019	Barclays Bank PLC	344,786	USD	274,000	GBP	(3,934)
7/2/2019	Barclays Bank PLC	35,506	USD	28,000	GBP	(130)
8/2/2019	Barclays Bank PLC	383,390	USD	302,000	GBP	(1,582)
8/15/2019	Barclays Bank PLC	10,106	USD	1,100,000	JPY	(139)
9/18/2019	Barclays Bank PLC	237,608,000	IDR	16,420	USD	248
9/18/2019	Barclays Bank PLC	1,135,712	INR	16,170	USD	119
9/25/2019	Barclays Bank PLC	46,916,160	COP	14,060	USD	491
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(2,195)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 17.2%
	DEBT FUNDS - 5.7%
62,267	iShares Core Total USD Bond Market ETF	$3,217,959
60,216	iShares Short-Term Corporate Bond ETF	3,217,943
		6,435,902
	EQUITY FUNDS - 11.5%
42,232	iShares Core MSCI Emerging Markets ETF	2,172,414
67,582	iShares MSCI EAFE Value ETF	3,248,667
13,718	iShares Russell 1000 Growth ETF	2,158,390
35,456	iShares Russell 2000 ETF	5,513,408
		13,092,879
	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,581,007)	19,528,781

	VARIABLE INSURANCE TRUSTS - 78.1%
	DEBT FUND - 18.0%
1,502,917	MFS Total Return Bond Series - Initial Class	20,394,581

	EQUITY FUNDS - 60.1%
287,059	American Century VP Mid Cap Value - Investor Class	5,425,410
913,507	American Century VP Value Fund - Class I	9,783,665
109,513	Invesco VI International Growth Fund - Class I	4,329,037
255,945	MFS Growth Series - Initial Class	15,136,585
82,213	MFS VIT II Blended Research Core Equity Portfolio - Initial Class	4,310,410
402,807	MFS VIT II International Value Portfolio - Initial Class	11,798,210
304,504	MFS VIT Mid Cap Growth Series - Initial Class	3,264,281
580,100	Putnam VT Equity Income - Class IA	14,079,017
		68,126,615
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $74,702,792)	88,521,196

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
7,009	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $7,009)	7,009

	TOTAL INVESTMENTS - 95.3% (Cost - $92,290,808)	$108,056,986
	OTHER ASSETS LESS LIABILITIES - NET - 4.7%	5,369,915
	TOTAL NET ASSETS - 100.0%	$113,426,901

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2019 (Unaudited)

Shares		Value
	COMMON STOCK - 62.4%
	AEROSPACE/DEFENSE - 2.2%
9,750	Boeing Co. (The)	$3,549,098
8,057	L3Harris Technologies, Inc.	1,523,820
8,512	Lockheed Martin Corp.	3,094,452
10,469	Raytheon Co.	1,820,350
		9,987,720
	AGRICULTURE - 0.5%
31,111	Philip Morris International, Inc.	2,443,147

	AIRLINES - 0.1%
33,900	JetBlue Airways Corp. *	626,811

	APPAREL - 1.1%
21,476	NIKE, Inc.	1,802,910
68,668	Under Armour, Inc. - Cl. A *	1,740,734
56,571	Under Armour, Inc. - Cl. C *	1,255,876
		4,799,520
	BANKS - 1.9%
259,839	Bank of America Corp.	7,535,331
4,694	SVB Financial Group *	1,054,225
		8,589,556
	BEVERAGES - 1.4%
105,107	Coca-Cola Co. (The)	5,352,048
16,154	Monster Beverage Corp. *	1,031,110
		6,383,158
	BIOTECHNOLOGY - 0.6%
5,500	Alder Biopharmaceuticals, Inc. *	64,735
1,380	Alnylam Pharmaceuticals, Inc. *	100,133
4,581	Arcus Biosciences, Inc. *	36,419
3,036	Assembly Biosciences, Inc. *	40,956
3,737	Atreca, Inc. *	70,405
2,772	Audentes Therapeutics, Inc. *	104,948
2,185	Biohaven Pharmaceutical Holding Co. Ltd. *	95,681
2,408	Bluebird Bio, Inc. *	306,298
3,100	Calithera Biosciences, Inc. *	12,090
4,400	CytomX Therapeutics, Inc. *	49,368
9,756	Forty Seven, Inc. *	103,414
7,464	GlycoMimetics, Inc. *	88,971
2,317	Incyte Corp. *	196,852
11,133	Karyopharm Therapeutics, Inc. *	66,687
7,973	Medicines Co. (The) *	290,775
2,668	Neon Therapeutics, Inc. *	12,646
4,524	Radius Health, Inc. *	110,205
15,838	Rigel Pharmaceuticals, Inc. *	41,337
5,873	Seattle Genetics, Inc. *	406,470
2,100	Stoke Therapeutics, Inc. *	61,257
7,774	Syndax Pharmaceuticals, Inc. *	72,376
2,429	Vertex Pharmaceuticals, Inc. *	445,430
3,600	WaVe Life Sciences Ltd. *	93,924
		2,871,377
	BUILDING MATERIALS - 0.1%
308	Martin Marietta Materials, Inc.	70,874
1,802	Vulcan Materials Co.	247,433
		318,307

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	CHEMICALS - 1.3%
22,803	Cabot Corp.	$1,087,931
6,714	Celanese Corp.	723,769
11,307	FMC Corp.	937,916
8,186	Linde PLC	1,643,749
12,027	PPG Industries, Inc.	1,403,671
		5,797,036
	COMMERCIAL SERVICES - 2.7%
3,184	Equifax, Inc.	430,604
6,170	FleetCor Technologies, Inc. *	1,732,845
15,704	Global Payments, Inc.	2,514,682
43,919	IHS Markit Ltd. *	2,798,519
15,566	PayPal Holdings, Inc. *	1,781,684
4,407	Total System Services, Inc.	565,286
6,037	TransUnion	443,780
9,762	TriNet Group, Inc. *	661,864
4,275	WEX, Inc. *	889,628
		11,818,892
	COMPUTERS - 2.0%
34,296	Apple, Inc.	6,787,864
20,311	Genpact Ltd.	773,646
29,813	Western Digital Corp.	1,417,608
		8,979,118
	COSMETICS/PERSONAL CARE - 1.1%
43,345	Procter & Gamble Co. (The)	4,752,779

	DISTRIBUTION/WHOLESALE - 0.1%
10,185	Triton International Ltd. (Bermuda)	333,661

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
13,594	American Express Co.	1,678,043
40,658	Ares Management Corp.	1,064,020
40,771	Blucora, Inc. *	1,238,215
16,070	Hamilton Lane, Inc.	916,954
23,360	OneMain Holdings, Inc.	789,802
9,583	Raymond James Financial, Inc.	810,243
60,648	TD Ameritrade Holding Corp.	3,027,548
22,006	Visa, Inc.	3,819,141
		13,343,966
	ELECTRIC - 2.3%
20,262	Avangrid, Inc.	1,023,231
28,721	Edison International	1,936,083
33,307	Exelon Corp.	1,596,738
4,851	NextEra Energy, Inc.	993,776
45,610	NRG Energy, Inc.	1,601,823
8,581	PG&E Corp. *	196,677
22,461	Sempra Energy	3,087,040
		10,435,368
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
10,669	AMETEK, Inc.	969,172

	ELECTRONICS - 0.3%
11,227	Fortive Corp.	915,225
15,632	nVent Electric PLC	387,517
		1,302,742

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	ENERGY-ALTERNATE SOURCES - 0.1%
7,017	First Solar, Inc. *	$460,877

	ENGINEERING & CONSTRUCTION - 0.2%
8,683	Dycom Industries, Inc. *	511,168
5,702	Granite Construction, Inc.	274,722
		785,890
	ENVIRONMENTAL CONTROL - 0.4%
13,844	Waste Management, Inc.	1,597,182

	FOOD - 0.4%
35,756	Mondelez International, Inc.	1,927,248

	FOREST PRODUCTS & PAPER - 0.2%
17,587	International Paper Co.	761,869

	GAS - 0.2%
6,733	National Grid PLC (ADR)	358,061
13,948	UGI Corp.	744,963
		1,103,024
	HEALTHCARE-PRODUCTS - 3.6%
54,683	Abbott Laboratories	4,598,840
3,300	Adaptive Biotechnologies Corp. *	159,390
15,056	Baxter International, Inc.	1,233,086
79,801	Boston Scientific Corp. *	3,429,847
15,047	Danaher Corp.	2,150,517
22,748	NuVasive, Inc. *	1,331,668
10,613	Thermo Fisher Scientific, Inc.	3,116,826
		16,020,174
	HEALTHCARE-SERVICES - 1.6%
11,361	Anthem, Inc.	3,206,188
10,179	HCA Healthcare, Inc.	1,375,895
10,610	UnitedHealth Group, Inc.	2,588,946
		7,171,029
	INSURANCE - 3.4%
36,424	American International Group, Inc.	1,940,671
15,942	Assurant, Inc.	1,695,910
38,360	Assured Guaranty Ltd.	1,614,189
27,878	Athene Holding Ltd. *	1,200,427
27,484	AXA Equitable Holdings, Inc.	574,416
32,474	Hartford Financial Services Group, Inc. (The)	1,809,451
18,765	Marsh & McLennan Cos, Inc.	1,871,809
10,221	MetLife, Inc.	507,677
39,125	MGIC Investment Corp. *	514,103
12,480	Progressive Corp. (The)	997,526
8,316	Prudential Financial, Inc.	839,916
16,033	Trupanion, Inc. *	579,272
17,228	Voya Financial, Inc.	952,708
		15,098,075
	INTERNET - 7.1%
7,001	Alphabet, Inc. *	7,580,683
6,011	Amazon.com, Inc. *	11,382,610
18,516	Expedia Group, Inc.	2,463,183
33,959	Facebook, Inc. *	6,554,087
20,459	GoDaddy, Inc. *	1,435,199

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	INTERNET - 7.1% (Continued)
4,546	Netflix, Inc. *	$1,669,837
1,630	Spotify Technology SA *	238,339
		31,323,938
	IRON/STEEL - 0.1%
3,211	Carpenter Technology Corp.	154,064
4,969	Steel Dynamics, Inc.	150,064
		304,128
	LODGING - 0.4%
14,982	Hyatt Hotels Corp.	1,140,580
20,555	MGM Resorts International	587,256
		1,727,836
	MACHINERY-CONTRUCTION & MINING - 0.2%
6,014	Caterpillar, Inc.	819,648

	MACHINERY-DIVERSIFIED - 0.6%
2,309	AGCO Corp.	179,109
5,127	Deere & Co.	849,595
25,153	Gardner Denver Holdings, Inc. *	870,294
10,695	Wabtec Corp.	767,473
		2,666,471
	MEDIA - 2.0%
5,169	Charter Communications, Inc. *	2,042,685
107,593	Comcast Corp.	4,549,032
40,440	Houghton Mifflin Harcourt Co. *	232,934
18,681	Liberty Media Corp.-Liberty Formula One *	698,856
6,529	New York Times Co. (The)	212,976
7,752	Walt Disney Co. (The)	1,082,489
		8,818,972
	METAL FABRICATE/HARDWARE - 0.0% **
3,734	Rexnord Corp. *	112,841

	MINING - 0.1%
3,701	Alcoa Corp. *	86,640
6,251	Freeport-McMoRan, Inc.	72,574
16,607	Livent Corp. *	114,920
2,055	Southern Copper Corp.	79,837
		353,971
	MISCELLANEOUS MANUFACTURING - 0.8%
2,063	3M Co.	357,600
31,855	General Electric Co.	334,478
8,028	Illinois Tool Works, Inc.	1,210,703
12,234	Ingersoll-Rand PLC	1,549,681
		3,452,462
	OIL & GAS - 2.5%
17,354	Chevron Corp.	2,159,532
5,103	Concho Resources, Inc.	526,528
6,422	Diamondback Energy, Inc.	699,805
103,846	Encana Corp.	532,730
65,702	Exxon Mobil Corp.	5,034,744
26,027	Marathon Petroleum Corp.	1,454,389
27,837	Noble Energy, Inc.	623,549
		11,031,277
	OIL & GAS SERVICES - 0.4%
40,408	Schlumberger Ltd.	1,605,814

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares		Value
	PACKAGING & CONTAINERS - 0.4%
25,809	Ball Corp.	$1,806,372

	PHARMACEUTICALS - 3.0%
4,678	Aerie Pharmaceuticals, Inc. *	138,235
11,897	Allergan PLC	1,991,915
66,905	AstraZeneca PLC (ADR)	2,761,838
41,130	Bristol-Myers Squibb Co.	1,865,246
6,426	Coherus Biosciences, Inc. *	142,015
22,817	Dermira, Inc. *	218,131
6,780	Elanco Animal Health, Inc. *	229,164
6,933	G1 Therapeutics, Inc. *	212,566
3,700	Global Blood Therapeutics, Inc. *	194,620
3,397	Heron Therapeutics, Inc. *	63,150
3,072	Jounce Therapeutics, Inc. *	15,206
7,118	Kala Pharmaceuticals, Inc. *	45,413
6,300	Momenta Pharmaceuticals, Inc. *	78,435
13,395	Mylan NV *	255,041
4,088	MyoKardia, Inc. *	204,972
8,561	Myovant Sciences Ltd. *	77,477
12,137	Nektar Therapeutics *	431,834
4,992	Odonate Therapeutics, Inc. *	183,156
66,848	Pfizer, Inc.	2,895,855
3,000	PhaseBio Pharmaceuticals, Inc. *	39,360
8,426	Ra Pharmaceuticals, Inc. *	253,370
10,454	Revance Therapeutics, Inc. *	135,588
73,771	Teva Pharmaceutical Industries Ltd. (ADR) *	680,906
4,338	Tricida, Inc. *	171,177
		13,284,670
	PIPELINES - 0.5%
41,270	TC Energy Corp.	2,043,690

	REAL ESTATE INVESTMENT TRUSTS - 2.1%
8,836	Alexandria Real Estate Equities, Inc.	1,246,671
15,773	American Tower Corp.	3,224,790
9,946	Camden Property Trust	1,038,263
4,700	Equinix, Inc.	2,370,163
23,125	HCP, Inc.	739,538
15,248	STORE Capital Corp.	506,081
		9,125,506
	RETAIL - 2.8%
20,797	Burlington Stores, Inc. *	3,538,610
21,248	Lowe’s Cos, Inc.	2,144,136
23,066	McDonald’s Corp.	4,789,886
36,193	TJX Cos, Inc. (The)	1,913,886
		12,386,518
	SEMICONDUCTORS - 2.3%
60,127	Advanced Micro Devices, Inc. *	1,826,057
37,681	Intel Corp.	1,803,789
5,079	KLA-Tencor Corp.	600,338
85,270	Marvell Technology Group Ltd.	2,035,395
30,978	Micron Technology, Inc. *	1,195,441
9,163	Teradyne, Inc.	438,999
13,424	Texas Instruments, Inc.	1,540,538
5,661	Xilinx, Inc.	667,545
		10,108,102

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Shares				Value
	SOFTWARE - 4.6%
3,102	Adobe, Inc. *			$914,004
436	Atlassian Corp. PLC *			57,046
2,336	Autodesk, Inc. *			380,534
4,000	Ceridian HCM Holding, Inc. *			200,800
4,522	Guidewire Software, Inc. *			458,440
84,137	Microsoft Corp.			11,270,993
11,675	salesforce.com, Inc. *			1,771,448
24,500	Sciplay Corp. *			335,895
2,184	ServiceNow, Inc. *			599,661
2,455	Splunk, Inc. *			308,716
46,102	SS&C Technologies Holdings, Inc.			2,655,936
40,761	SVMK, Inc. *			672,964
5,049	Workday, Inc. *			1,037,973
				20,664,410
	TELECOMMUNICATIONS - 1.1%
82,681	Verizon Communications, Inc.			4,723,566

	TRANSPORTATION - 0.4%
2,590	Kirby Corp. *			204,610
8,514	Norfolk Southern Corp.			1,697,096
				1,901,706
	TRUCKING & LEASING - 0.0% **
7,532	Greenbrier Cos, Inc. (The)			228,973

	TOTAL COMMON STOCK (Cost - $207,777,494)			277,168,569

	EXCHANGE TRADED FUND - 0.0% **
	EQUITY FUND - 0.0% **
394	SPDR S&P 500 ETF Trust (Cost - $111,182)			115,442

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 2.6%
$264,846	AASET 2018-2 US Ltd. (a)	4.454	11/16/2038	270,622
429,958	Ajax Mortgage Loan Trust 2017-B (a) ^	3.163	9/25/2056	429,028
350,000	Apidos CLO XXII 3 Month LIBOR + 2.05% (a) ^	4.642	10/20/2027	350,021
33,990	ARI Fleet Lease Trust 2017-A (a)	1.910	4/15/2026	33,899
91,776	ARI Fleet Lease Trust 2018-A (a)	2.550	10/15/2026	91,824
140,000	ARI Fleet Lease Trust 2018-B (a)	3.220	8/16/2027	141,449
345,000	Atlas Senior Loan Fund Ltd. 3 Month LIBOR + 1.30% (a) ^	3.901	1/16/2030	344,727
320,000	Avery Point IV CLO Ltd. 3 Month LIBOR + 1.60% (a) ^	4.180	4/25/2026	319,992
201,044	Bayview Koitere Fund Trust 2017-RT4 (a) ^	3.500	7/28/2057	202,721
129,434	Bayview Opportunity Master Fund IVa Trust 2017-SPL1 (a) ^	4.000	10/28/2064	132,032
131,223	Bayview Opportunity Master Fund IVa Trust 2017-SPL5 (a) ^	3.500	6/28/2057	132,163
96,339	Bayview Opportunity Master Fund IVb Trust 2017-SPL3 (a) ^	4.000	11/28/2053	98,863
97,523	Bayview Opportunity Master Fund IVb Trust 2017-SPL4 (a) ^	3.500	1/25/2055	98,439
275,000	BlueMountain CLO 2012-2 Ltd. 3 Month LIBOR + 1.45% (a) ^	3.970	11/20/2028	273,687
87,913	Canadian Pacer Auto Receivables Trust 2017-1 (a)	2.050	3/19/2021	87,798
71,334	Canadian Pacer Auto Receivables Trust 2018-2 (a)	3.000	6/21/2021	71,524
25,000	Canadian Pacer Auto Receivables Trust 2018-2 (a)	3.270	12/19/2022	25,484
246,274	Castlelake Aircraft Structured Trust 2019-1 (a)	3.967	4/15/2039	246,690
132,605	Chesapeake Funding II LLC (a)	1.910	8/15/2029	132,013
128,063	Chesapeake Funding II LLC 1 Month LIBOR + 0.45% (a) ^	2.844	7/15/2029	128,012
235,139	Chesapeake Funding II LLC (a)	3.230	8/15/2030	238,249
74,045	Chesapeake Funding II LLC 1 Month LIBOR + 1.00% (a) ^	3.394	6/15/2028	74,135
70,000	DB Master Finance LLC (a)	3.787	5/20/2049	71,492

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 2.6% (Continued)
$65,000	DB Master Finance LLC (a)	4.021	5/20/2049	$66,905
190,000	Enterprise Fleet Financing 2019-1 LLC (a)	2.980	10/22/2024	192,193
72,290	Enterprise Fleet Financing LLC (a)	1.970	1/20/2023	72,198
126,514	Enterprise Fleet Financing LLC (a)	2.130	5/20/2023	126,317
145,761	Finance of America Structured Securities Trust 2018-HB1 (a) ^	3.375	9/25/2028	146,082
33,752	First Investors Auto Owner Trust (a)	2.000	3/15/2022	33,715
135,000	First Investors Auto Owner Trust 2016-1 (a)	3.410	4/18/2022	135,479
4,946	First Investors Auto Owner Trust 2017-2 (a)	1.860	10/15/2021	5,199
280,000	Ford Credit Floorplan Master Owner Trust A	1.750	7/15/2021	279,912
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.090	3/15/2022	99,770
175,000	GreatAmerica Leasing Receivables Funding LLC Series 2017-1	2.360	1/20/2023	174,906
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.600	6/15/2021	100,269
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.830	6/17/2024	101,016
370,000	Hertz Fleet Lease Funding LP (a)	2.700	1/10/2033	369,945
250,000	KKR Clo 16 Ltd. 3 Month LIBOR + 1.25% (a) ^	3.694	1/20/2029	249,523
300,000	Madison Park Funding XI Ltd. 3 Month LIBOR + 1.16% (a) ^	3.751	7/23/2029	299,956
250,000	Madison Park Funding XV Ltd. 3 Month LIBOR + 1.50% ^	4.082	1/27/2026	249,826
565,000	Madison Park Funding XVIII Ltd. 3 Month LIBOR + 1.19% (a) ^	3.782	10/21/2030	564,613
535,000	Magnetite VII Ltd. 3 Month LIBOR + 0.80% (a) ^	3.397	1/15/2028	531,667
360,000	Magnetite XVIII Ltd. 3 Month LIBOR + 1.50% (a) ^	4.018	11/15/2028	357,111
45,221	Mill City Mortgage Loan Trust 2016-1 (a) ^	2.500	4/25/2057	44,956
150,235	Mill City Mortgage Loan Trust 2017-3 (a) ^	2.750	2/25/2058	149,530
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.210	12/15/2032	139,855
160,000	MMAF Equipment Finance LLC 2017-B (a)	2.210	10/17/2022	159,925
34,885	Nationstar HECM Loan Trust 2018-1 ^	2.760	2/25/2028	34,823
86,179	OneMain Direct Auto Receivables Trust 2017-2 (a)	2.310	12/14/2021	86,013
380,000	OneMain Direct Auto Receivables Trust 2018-1 (a)	3.430	12/16/2024	385,065
53,723	OneMain Financial Issuance Trust 2016-1 (a)	3.660	2/20/2029	53,950
100,000	OneMain Financial Issuance Trust 2017-1 (a)	2.370	9/14/2023	99,944
84,500	Securitized Term Auto Receivables Trust 2017-2 (a)	2.040	4/26/2021	84,378
325,000	Shackleton 2015-VIII CLO Ltd. 3 Month LIBOR + 0.92% (a) ^	3.512	10/20/2027	324,476
70,578	Sofi Consumer Loan Program 2018-2 Trust (a)	2.930	4/26/2027	70,663
290,691	SoFi Consumer Loan Program 2018-4 Trust (a)	3.540	11/26/2027	294,029
500,000	SOUND POINT CLO III-R Ltd. 3 Month LIBOR + 0.95% (a) ^	3.547	4/15/2029	496,200
100,943	Springleaf Funding Trust 2016-A	2.900	11/15/2029	101,043
140,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2018-T1 (a)	3.620	10/17/2050	141,982
96,910	Towd Point Mortgage Trust 2016-3 (a) ^	2.250	8/25/2055	96,192
176,289	Towd Point Mortgage Trust 2017-1 ^	2.750	10/25/2056	177,128
59,948	Towd Point Mortgage Trust 2017-2 (a) ^	2.750	4/25/2057	59,994
180,755	Towd Point Mortgage Trust 2017-4 (a) ^	2.750	6/25/2057	179,657
77,164	Towd Point Mortgage Trust 2018-1 (a) ^	3.000	1/28/2058	77,798
157,867	Vantage Data Centers Issuer LLC (a)	4.072	2/16/2043	159,693
64,285	Volvo Financial Equipment LLC Series 2017-1	1.920	3/15/2021	64,174
74,598	Wheels SPV 2 LLC (a)	1.880	4/20/2026	74,397
	TOTAL ASSET BACKED SECURITIES (Cost - $11,708,296)			11,707,331

	CORPORATE BONDS - 12.4%
	AEROSPACE/DEFENSE - 0.1%
100,000	BAE Systems Holdings, Inc. (a)	3.850	12/15/2025	104,532
100,000	Lockheed Martin Corp.	4.070	12/15/2042	110,634
50,000	Lockheed Martin Corp.	4.850	9/15/2041	58,682
125,000	Lockheed Martin Corp.	6.150	9/1/2036	168,807
150,000	United Technologies Corp.	3.950	8/16/2025	161,760
				604,415

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	AGRICULTURE - 0.4%
$120,000	Altria Group, Inc.	4.800	2/14/2029	$129,095
895,000	BAT Capital Corp.	3.557	8/15/2027	890,292
230,000	BAT International Finance PLC (a)	2.750	6/15/2020	230,539
20,000	BAT International Finance PLC (a)	3.500	6/15/2022	20,445
475,000	Imperial Brands Finance PLC (a)	3.750	7/21/2022	489,019
				1,759,390
	AIRLINES - 0.0% **
33,828	United Airlines 2018-1 Class B Pass Through Trust	4.600	3/1/2026	35,099

	AUTO MANUFACTURERS - 0.4%
315,000	Daimler Finance North America LLC (a)	2.200	5/5/2020	314,340
280,000	Daimler Finance North America LLC (a)	2.300	2/12/2021	278,914
475,000	Ford Motor Credit Co. LLC	3.096	5/4/2023	468,050
600,000	General Motors Financial Co., Inc.	3.700	5/9/2023	608,724
120,000	General Motors Financial Co., Inc.	3.950	4/13/2024	122,599
				1,792,627
	BANKS - 3.7%
200,000	Banco Santander SA	3.125	2/23/2023	202,875
640,000	Bank of America Corp.	2.625	10/19/2020	642,518
345,000	Bank of America Corp. 3 Month LIBOR + 1.37% ^	3.593	7/21/2028	359,714
225,000	Bank of America Corp. 3 Month LIBOR + 1.21% ^	3.974	2/7/2030	241,178
160,000	Bank of America Corp.	4.200	8/26/2024	170,080
380,000	Bank of New York Mellon Corp. (The) 3 Month LIBOR + 1.05% ^	3.633	10/30/2023	386,785
300,000	Banque Federative du Credit Mutuel SA (a)	2.750	10/15/2020	301,592
100,000	Barclays Bank PLC	5.140	10/14/2020	102,839
405,000	Barclays PLC	3.200	8/10/2021	407,698
355,000	Barclays PLC 3 Month LIBOR + 1.61% ^	3.932	5/7/2025	361,297
350,000	BB&T Corp.	3.200	9/3/2021	356,262
200,000	BNP Paribas SA (a)	3.375	1/9/2025	203,489
305,000	BPCE SA (a)	3.500	10/23/2027	310,544
600,000	BPCE SA (a)	5.150	7/21/2024	649,068
275,000	BPCE SA (a)	5.700	10/22/2023	300,580
70,000	Citigroup, Inc.	3.300	4/27/2025	72,422
300,000	Citigroup, Inc.	3.500	5/15/2023	309,554
50,000	Citigroup, Inc.	4.050	7/30/2022	52,172
55,000	Citigroup, Inc.	5.500	9/13/2025	62,298
200,000	Credit AgriCo.le SA (a)	4.375	3/17/2025	209,276
250,000	Credit Agricole SA (London) (a)	3.250	10/4/2024	254,985
250,000	Credit Agricole SA (London) (a)	3.750	4/24/2023	259,484
50,000	Credit Suisse AG (New York NY)	5.400	1/14/2020	50,730
285,000	Credit Suisse Group AG (a)	3.574	1/9/2023	290,973
260,000	Credit Suisse Group AG 3 Month LIBOR + 1.24% (a) ^	3.676	6/12/2024	260,712
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.125	12/10/2020	251,934
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.800	9/15/2022	409,497
200,000	Danske Bank A/S (a)	3.875	9/12/2023	203,840
200,000	Danske Bank A/S (a)	5.000	1/12/2022	209,209
200,000	Danske Bank A/S (a)	5.375	1/12/2024	216,174
135,000	Deutsche Bank AG (New York NY)	2.700	7/13/2020	134,427
230,000	Deutsche Bank AG (New York NY)	3.150	1/22/2021	228,265
100,000	Deutsche Bank AG (New York NY)	4.250	10/14/2021	101,378
525,000	Discover Bank	3.100	6/4/2020	527,536
130,000	Goldman Sachs Group, Inc. (The)	2.625	4/25/2021	130,442
460,000	Goldman Sachs Group, Inc. (The) 3 Month LIBOR + 1.20% ^	3.272	9/29/2025	470,762
200,000	Goldman Sachs Group, Inc. (The)	3.500	1/23/2025	206,912
50,000	Goldman Sachs Group, Inc. (The)	6.750	10/1/2037	65,397

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.7% (Continued)
$200,000	HSBC Holdings PLC	3.600	5/25/2023	$208,074
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.55% ^	4.041	3/13/2028	210,092
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.53% ^	4.583	6/19/2029	218,732
250,000	Huntington Bancshares, Inc. (OH)	3.150	3/14/2021	253,098
250,000	Huntington National Bank (The)	2.400	4/1/2020	249,820
200,000	ING Groep NV	3.950	3/29/2027	210,299
400,000	JPMorgan Chase & Co.	2.950	10/1/2026	407,182
305,000	JPMorgan Chase & Co. 3 Month LIBOR + 1.33% ^	4.452	12/5/2029	340,086
450,000	Macquarie Group Ltd. 3 Month LIBOR + 1.33% (a) ^	4.150	3/27/2024	469,130
225,000	Morgan Stanley	3.625	1/20/2027	236,146
110,000	Morgan Stanley	3.875	4/29/2024	116,584
455,000	Morgan Stanley	4.350	9/8/2026	487,909
900,000	NBK SPC Ltd. (a)	2.750	5/30/2022	897,395
50,000	PNC Financial Services Group, Inc. (The)	3.900	4/29/2024	52,646
120,000	Santander Holdings USA, Inc.	2.650	4/17/2020	119,967
75,000	Santander Holdings USA, Inc.	3.400	1/18/2023	76,105
465,000	Santander Holdings USA, Inc.	3.700	3/28/2022	476,280
200,000	Skandinaviska Enskilda Banken AB (a)	2.450	5/27/2020	200,236
250,000	Synchrony Bank	3.650	5/24/2021	254,147
250,000	UBS Group Funding Switzerland AG (a)	2.950	9/24/2020	251,662
225,000	UBS Group Funding Switzerland AG (a)	3.000	4/15/2021	227,058
150,000	Wells Fargo & Co.	3.000	2/19/2025	152,528
195,000	Wells Fargo & Co.	4.750	12/7/2046	222,276
				16,312,350
	BEVERAGES - 0.3%
260,000	Anheuser-Busch Co.s LLC / Anheuser-Busch InBev Worldwide, Inc.	3.650	2/1/2026	273,378
305,000	Anheuser-Busch InBev Worldwide, Inc.	3.500	1/12/2024	318,568
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.750	7/15/2042	52,419
60,000	Anheuser-Busch InBev Worldwide, Inc.	4.375	4/15/2038	63,337
520,000	Anheuser-Busch InBev Worldwide, Inc.	4.750	1/23/2029	590,307
				1,298,009
	BIOTECHNOLOGY - 0.2%
740,000	Amgen, Inc.	2.650	5/11/2022	745,630
130,000	Biogen, Inc.	2.900	9/15/2020	130,653
70,000	Celgene Corp.	3.550	8/15/2022	72,486
				948,769
	CHEMICALS - 0.1%
575,000	CNAC HK Synbridge Co. Ltd.	5.000	5/5/2020	580,698

	COMMERCIAL SERVICES - 0.1%
500,000	ERAC USA Finance LLC (a)	3.300	10/15/2022	513,462

	COMPUTERS - 0.1%
120,000	Apple, Inc.	3.000	2/9/2024	123,946
105,000	Apple, Inc.	3.250	2/23/2026	109,706
				233,652
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
105,000	Capital One Financial Corp.	4.200	10/29/2025	110,272
120,000	GTP Acquisition Partners I LLC (a)	2.350	6/15/2020	119,606
205,000	Synchrony Financial	3.750	8/15/2021	208,905
				438,783
	ELECTRIC - 1.2%
200,000	Appalachian Power Co.	3.400	6/1/2025	207,395
510,000	Cleveland Electric Illuminating Co. (The) (a)	3.500	4/1/2028	517,790
190,000	Dominion Energy South Carolina, Inc.	4.250	8/15/2028	211,499

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 1.2% (Continued)
$50,000	Dominion Energy South Carolina, Inc.	4.600	6/15/2043	$56,619
150,000	Dominion Energy South Carolina, Inc.	5.100	6/1/2065	187,152
80,000	Dominion Energy South Carolina, Inc.	6.625	2/1/2032	105,163
65,000	Dominion Energy, Inc. #	2.000	8/15/2021	65,146
195,000	Dominion Energy, Inc.	2.579	7/1/2020	194,720
230,000	Dominion Energy, Inc. #	4.104	4/1/2021	235,469
175,000	Duke Energy Carolinas LLC	6.100	6/1/2037	229,737
70,000	Duke Energy Corp.	2.650	9/1/2026	69,207
225,000	Duke Energy Corp.	3.750	4/15/2024	237,363
55,000	Emera US Finance LP	2.700	6/15/2021	55,188
140,000	Entergy Louisiana LLC	3.120	9/1/2027	143,083
175,000	Eversource Energy	2.900	10/1/2024	177,885
265,000	Fortis, Inc./Canada	3.055	10/4/2026	263,050
48,000	Georgia Power Co.	4.300	3/15/2042	50,875
65,000	Georgia Power Co.	4.750	9/1/2040	70,844
200,000	Infraestructura Energetica Nova SAB de CV (a)	4.875	1/14/2048	177,000
50,000	NextEra Energy Capital Holdings, Inc.	3.250	4/1/2026	51,399
75,000	NextEra Energy Capital Holdings, Inc.	3.500	4/1/2029	78,009
250,000	Niagara Mohawk Power Corp. (a)	4.278	12/15/2028	275,101
200,000	Oglethorpe Power Corp.	5.250	9/1/2050	233,940
51,000	Oncor Electric Delivery Co. LLC	2.950	4/1/2025	52,383
160,000	Oncor Electric Delivery Co. LLC	4.100	6/1/2022	167,815
50,000	PPL Capital Funding, Inc.	3.500	12/1/2022	51,419
144,000	SCANA Corp.	4.125	2/1/2022	147,098
306,000	SCANA Corp.	4.750	5/15/2021	313,614
132,000	SCANA Corp.	6.250	4/1/2020	134,769
45,000	Southern California Edison Co.	3.700	8/1/2025	46,530
225,000	Southern Co. (The)	2.750	6/15/2020	225,698
290,000	Southern Co. (The)	2.950	7/1/2023	294,343
				5,327,303
	FOOD - 0.3%
100,000	Conagra Brands, Inc.	4.600	11/1/2025	108,861
75,000	Conagra Brands, Inc.	5.300	11/1/2038	81,355
55,000	Kraft Heinz Foods Co.	3.000	6/1/2026	53,520
165,000	Kraft Heinz Foods Co.	4.000	6/15/2023	172,876
375,000	Kraft Heinz Foods Co.	4.375	6/1/2046	356,295
375,000	Kroger Co. (The)	2.950	11/1/2021	379,278
240,000	Sigma Alimentos SA de CV (a)	4.125	5/2/2026	241,742
				1,393,927
	GAS - 0.1%
60,000	Boston Gas Co. (a)	3.150	8/1/2027	60,961
149,000	CenterPoint Energy Resources Corp.	4.500	1/15/2021	153,235
125,000	Dominion Energy Gas Holdings LLC	3.600	12/15/2024	129,596
275,000	KeySpan Gas East Corp. (a)	2.742	8/15/2026	271,322
				615,114
	HEALTHCARE-PRODUCTS - 0.1%
325,000	Boston Scientific Corp.	3.375	5/15/2022	334,224
30,000	Boston Scientific Corp.	4.000	3/1/2029	32,453
				366,677
	HEALTHCARE-SERVICES - 0.5%
210,000	Aetna, Inc.	2.800	6/15/2023	211,262
75,000	Anthem, Inc.	3.500	8/15/2024	77,888
45,000	Anthem, Inc.	4.101	3/1/2028	48,140
65,000	Anthem, Inc.	4.375	12/1/2047	69,406
150,000	Anthem, Inc.	4.650	8/15/2044	164,431

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE-SERVICES - 0.5% (Continued)
$191,000	CommonSpirit Health	2.950	11/1/2022	$192,865
105,000	CommonSpirit Health	4.200	8/1/2023	110,774
95,000	CommonSpirit Health	4.350	11/1/2042	95,512
92,000	Dignity Health	3.812	11/1/2024	96,896
270,000	Dignity Health	4.500	11/1/2042	280,922
270,000	Mercy Health (OH)	3.555	8/1/2027	281,185
300,000	UnitedHealth Group, Inc.	2.875	3/15/2023	305,771
45,000	UnitedHealth Group, Inc.	3.350	7/15/2022	46,523
75,000	UnitedHealth Group, Inc.	3.750	7/15/2025	80,104
				2,061,679
	INSURANCE - 0.3%
160,000	American International Group, Inc.	4.250	3/15/2029	171,870
50,000	American International Group, Inc.	4.875	6/1/2022	53,603
275,000	Jackson National Life Global Funding (a)	3.250	1/30/2024	283,248
155,000	Marsh & McLennan Cos, Inc.	4.375	3/15/2029	171,011
195,000	Metropolitan Life Global Funding I (a)	2.650	4/8/2022	197,539
250,000	Metropolitan Life Global Funding I (a)	3.000	9/19/2027	254,188
150,000	Principal Financial Group, Inc.	3.400	5/15/2025	155,051
				1,286,510
	INTERNET - 0.2%
400,000	Alibaba Group Holding Ltd.	2.500	11/28/2019	400,182
270,000	Alibaba Group Holding Ltd.	3.400	12/6/2027	274,304
75,000	Amazon.Com, Inc.	4.250	8/22/2057	86,466
100,000	Amazon.Com, Inc.	4.800	12/5/2034	123,013
215,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	219,516
				1,103,481
	MEDIA - 0.5%
175,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464	7/23/2022	183,885
45,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375	5/1/2047	47,484
15,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484	10/23/2045	17,675
255,000	Comcast Corp.	3.950	10/15/2025	275,114
138,000	Comcast Corp.	3.999	11/1/2049	145,524
130,000	Comcast Corp.	4.600	10/15/2038	148,856
15,000	Cox Communications, Inc. (a)	4.600	8/15/2047	15,198
275,000	Cox Communications, Inc. (a)	4.800	2/1/2035	278,631
15,000	Cox Communications, Inc. (a)	6.450	12/1/2036	17,553
80,000	Fox Corp. (a)	4.030	1/25/2024	85,092
100,000	NBCUniversal Media LLC	2.875	1/15/2023	102,147
250,000	Sky Ltd. (a)	3.750	9/16/2024	265,649
475,000	ViaCom, Inc.	4.250	9/1/2023	502,506
50,000	Walt Disney Co. (The) (a)	3.700	9/15/2024	53,212
				2,138,526
	MINING - 0.1%
275,000	Glencore Finance Canada Ltd. (a)	4.250	10/25/2022	287,552

	OIL & GAS - 0.4%
42,000	Anadarko Finance Co.	7.500	5/1/2031	55,700
192,000	Anadarko Petroleum Corp.	4.850	3/15/2021	198,754
200,000	BG Energy Capital PLC (a)	4.000	10/15/2021	206,730
280,000	Hess Corp.	7.300	8/15/2031	343,728
130,000	Marathon Oil Corp.	2.700	6/1/2020	130,119
95,000	Petroleos Mexicanos	5.375	3/13/2022	95,717
230,000	Petroleos Mexicanos	6.375	2/4/2021	235,980

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.4% (Continued)
$225,000	Pioneer Natural Resources Co.	7.500	1/15/2020	$230,737
200,000	Saudi Arabian Oil Co. (a)	3.500	4/16/2029	202,573
				1,700,038
	PHARMACEUTICALS - 1.0%
20,000	Allergan Funding SCS	3.450	3/15/2022	20,420
550,000	Allergan Funding SCS	3.800	3/15/2025	570,775
50,000	Allergan Funding SCS	3.850	6/15/2024	51,903
100,000	Allergan Sales LLC (a)	5.000	12/15/2021	104,573
265,000	Bayer US Finance II LLC (a)	4.250	12/15/2025	280,391
275,000	Bayer US Finance LLC (a)	2.375	10/8/2019	274,639
470,000	Bayer US Finance LLC (a)	3.375	10/8/2024	472,220
155,000	Cardinal Health, Inc.	3.079	6/15/2024	156,045
170,000	Cardinal Health, Inc.	3.200	3/15/2023	172,164
35,000	Cardinal Health, Inc.	4.500	11/15/2044	32,617
210,000	Cigna Corp. (a)	4.375	10/15/2028	226,562
530,000	CVS Health Corp.	4.100	3/25/2025	558,986
55,000	CVS Health Corp.	4.875	7/20/2035	57,578
195,000	CVS Health Corp.	5.125	7/20/2045	207,951
95,000	EMD Finance LLC (a)	2.950	3/19/2022	95,833
485,000	Mylan NV	3.950	6/15/2026	468,989
195,000	Mylan, Inc.	4.550	4/15/2028	191,234
100,000	Mylan, Inc.	5.200	4/15/2048	92,341
123,000	Teva Pharmaceutical Finance Co. BV	3.650	11/10/2021	118,387
330,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	285,450
				4,439,058
	PIPELINES - 0.4%
175,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	188,336
90,000	Energy Transfer Operating LP	7.600	2/1/2024	104,532
30,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500	11/1/2023	31,691
515,000	EQM Midstream Partners LP	4.750	7/15/2023	535,527
110,000	MPLX LP	4.000	3/15/2028	113,921
290,000	MPLX LP	4.125	3/1/2027	303,560
100,000	Phillips 66 Partners LP	3.605	2/15/2025	103,042
195,000	SunoCo Logistics Partners Operations LP	3.900	7/15/2026	199,124
55,000	SunoCo Logistics Partners Operations LP	4.400	4/1/2021	56,610
200,000	Western Midstream Operating LP	4.000	7/1/2022	202,601
				1,838,944
	REAL ESTATE INVESTMENT TRUSTS - 0.7%
300,000	American Tower Corp.	3.450	9/15/2021	306,448
31,000	American Tower Corp.	5.000	2/15/2024	34,129
50,000	AvalonBay Communities, Inc.	2.950	9/15/2022	51,002
385,000	Brandywine Operating Partnership LP	3.950	11/15/2027	396,964
130,000	Crown Castle International Corp.	3.650	9/1/2027	133,873
105,000	Crown Castle International Corp.	3.800	2/15/2028	109,047
75,000	HCP, Inc.	3.875	8/15/2024	78,630
200,000	HCP, Inc.	4.000	6/1/2025	211,483
155,000	SBA Tower Trust (a)	2.877	7/9/2021	155,281
50,000	SBA Tower Trust (a)	2.898	10/15/2019	50,023
255,000	SBA Tower Trust (a)	3.156	10/8/2020	255,335
155,000	SBA Tower Trust (a)	3.448	3/15/2023	159,371
260,000	Scentre Group Trust 1 / Scentre Group Trust 2 (a)	2.375	11/5/2019	259,806
48,000	SITE Centers Corp.	4.625	7/15/2022	50,005
425,000	WEA Finance LLC (a)	4.125	9/20/2028	452,336
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.250	10/5/2020	277,628
				2,981,361

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.0% **
$50,000	Lowe’s Cos, Inc.	4.550	4/5/2049	$53,679

	SAVINGS & LOANS - 0.0% **
200,000	Nationwide Building Society 3 Month LIBOR + 1.18% (a) ^	3.622	4/26/2023	203,687

	SEMICONDUCTORS - 0.1%
295,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625	1/15/2024	297,794
170,000	Microchip Technology, Inc.	3.922	6/1/2021	173,051
				470,845
	SOFTWARE - 0.3%
170,000	Fiserv, Inc.	3.200	7/1/2026	173,516
235,000	Microsoft Corp.	2.400	8/8/2026	236,188
335,000	Microsoft Corp.	2.875	2/6/2024	347,108
120,000	Microsoft Corp.	3.700	8/8/2046	129,700
230,000	Oracle Corp.	3.250	11/15/2027	240,841
				1,127,353
	TELECOMMUNICATIONS - 0.5%
375,000	AT&T, Inc.	3.600	7/15/2025	388,962
30,000	AT&T, Inc.	3.950	1/15/2025	31,685
200,000	AT&T, Inc.	4.125	2/17/2026	212,748
20,000	AT&T, Inc.	4.500	5/15/2035	20,936
289,000	AT&T, Inc.	4.850	3/1/2039	310,164
45,000	AT&T, Inc.	4.900	8/15/2037	48,503
150,000	Crown Castle Towers LLC (a)	3.222	5/15/2022	152,222
410,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (a)	4.738	3/20/2025	425,375
509,000	Verizon Communications, Inc.	4.522	9/15/2048	570,295
53,000	Verizon Communications, Inc.	4.672	3/15/2055	60,101
				2,220,991
	TRUCKING & LEASING - 0.2%
150,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	3.200	7/15/2020	150,679
200,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	3.375	2/1/2022	203,888
345,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	3.950	3/10/2025	362,083
50,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	4.875	7/11/2022	53,152
				769,802
	WATER - 0.0% **
120,000	American Water Capital Corp.	2.950	9/1/2027	120,812

	TOTAL CORPORATE BONDS (Cost $53,205,952)			55,024,593

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
	WHOLE LOAN COLLATERAL - 0.3%
169,970	Angel Oak Mortgage Trust I LLC 2019-2 (a) ^	3.628	3/25/2049	172,166
47,913	Angel Oak Mortgage Trust LLC (a) ^	2.708	11/25/2047	47,781
93,835	COLT 2019-2 Mortgage Loan Trust (a) ^	3.337	5/25/2049	94,779
95,967	COLT 2018-3 Mortgage Loan Trust (a) ^	3.692	10/26/2048	97,293
79,872	COLT 2018-1 Mortgage Loan Trust (a) ^	2.930	2/25/2048	79,718
54,400	Deephaven Residential Mortgage Trust 2017-3 ^	2.577	10/25/2047	54,102
90,541	Deephaven Residential Mortgage Trust 2018-1 (a) ^	2.976	1/25/2058	90,320
95,789	Deephave Residential Mortgage Trust 2019-2 (a) ^	3.558	4/25/2059	97,101
20,588	Deephaven Residential Mortgage Trust 2017-1 (a) ^	2.725	12/26/2046	20,498
61,005	Deephaven Residential Mortgage Trust 2017-2 (a) ^	2.453	6/25/2047	60,473
137,697	METLIFE SECURITIZATION TRUST (a) ^	3.000	4/25/2055	138,362
168,345	New Residential Mortgage Loan Trust 2017-3 (a) ^	4.000	4/25/2057	174,440
182,094	Verus Securitization Trust 2019-2 (a) ^	3.211	5/25/2049	183,527
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,306,231)			1,310,560

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 3.0%
$185,000	BAMLL Commercial Mortgage Securities Trust 2018-PARK ^	4.227	8/10/2038	$204,436
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705	9/15/2048	165,084
195,000	CD 2017-CD4 Mortgage Trust ^	3.514	5/10/2050	206,499
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.818	11/10/2048	562,359
82,669	COMM 2013-CCRE8 Mortgage Trust	3.334	6/10/2046	85,314
405,000	CSMC 17-LSTK A (a)	2.761	4/5/2033	406,187
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.889	5/25/2025	478,108
580,191	Fannie Mae REMICS	3.000	1/25/2045	593,772
1,604,591	Fannie Mae REMICS	3.000	10/25/2045	1,640,618
464,197	Fannie Mae REMICS	3.000	12/25/2045	475,962
1,051,738	Fannie Mae REMICS	3.000	12/25/2054	1,066,956
295,874	Fannie Mae REMICS	3.500	6/25/2044	307,693
1,050,245	Fannie Mae REMICS	3.500	1/25/2047	1,093,722
366,339	Fannie Mae REMICS	3.500	12/25/2047	386,842
628,231	Fannie Mae REMICS	3.500	2/25/2048	660,565
886,127	Fannie Mae REMICS	3.500	11/25/2057	914,933
109,697	Fannie Mae REMICS	3.500	12/25/2058	114,830
582,309	Fannie Mae REMICS	3.500	6/25/2059	608,194
140,407	Fannie Mae-Aces 1 Month LIBOR + 0.40% ^	2.842	10/25/2024	140,211
38,514	FANNIEMAE-ACES ^	2.932	4/25/2024	38,523
608,970	Freddie Mac REMICS	1.750	9/15/2042	588,831
787,329	Freddie Mac REMICS	3.000	6/15/2045	801,951
512,552	Freddie Mac REMICS	3.000	7/15/2047	526,320
105,000	FREMF 2010-K7 Mortgage Trust (a) ^	5.687	4/25/2020	106,891
75,000	FREMF 2013-K712 Mortgage Trust (a) ^	3.350	5/25/2045	75,079
45,000	FREMF 2013-K713 Mortgage Trust (a) ^	3.263	4/25/2046	45,125
230,000	FREMF 2018-K733 Mortgage Trust (a) ^	4.218	9/25/2025	241,316
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (a) ^	4.144	1/5/2043	103,700
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148	5/15/2048	258,447
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453	7/15/2050	420,708
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $13,015,821)			13,319,176

	AGENCY MORTGAGE BACKED SECURITIES - 6.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.7%
15,875	Freddie Mac Gold Pool	2.500	10/1/2028	16,052
83,508	Freddie Mac Gold Pool	2.500	12/1/2031	84,216
8,382	Freddie Mac Gold Pool	3.000	9/1/2028	8,600
36,765	Freddie Mac Gold Pool	3.000	2/1/2043	37,389
1,704,975	Freddie Mac Gold Pool	3.000	8/1/2046	1,728,476
2,693,738	Freddie Mac Gold Pool	3.000	11/1/2046	2,716,070
1,244,580	Freddie Mac Gold Pool	3.000	11/1/2046	1,264,189
165,603	Freddie Mac Gold Pool	3.000	12/1/2046	166,968
332,048	Freddie Mac Gold Pool	3.000	12/1/2046	337,285
690,028	Freddie Mac Gold Pool	3.000	2/1/2047	695,751
90,914	Freddie Mac Gold Pool	3.500	11/1/2034	93,884
28,166	Freddie Mac Gold Pool	3.500	10/1/2043	29,261
2,260,361	Freddie Mac Gold Pool	3.500	7/1/2047	2,333,763
1,491,380	Freddie Mac Gold Pool	3.500	10/1/2047	1,539,816
3,736,368	Freddie Mac Gold Pool	3.500	9/1/2048	3,825,140
574,265	Freddie Mac Gold Pool	3.500	10/1/2048	587,627
19,243	Freddie Mac Gold Pool	4.000	8/1/2044	20,035
298,856	Freddie Mac Gold Pool	4.000	8/1/2048	310,830
304,374	Freddie Mac Gold Pool	4.000	9/1/2048	314,728

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.7% (Continued)
$64,408	Freddie Mac Gold Pool	4.000	10/1/2048	$66,567
121,258	Freddie Mac Gold Pool	4.000	11/1/2048	125,490
				16,302,137
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.6%
146,722	Fannie Mae Pool	2.470	5/1/2025	149,487
21,834	Fannie Mae Pool	2.500	4/1/2028	22,069
49,104	Fannie Mae Pool	2.500	2/1/2030	49,630
106,590	Fannie Mae Pool	2.500	6/1/2030	107,736
220,869	Fannie Mae Pool	2.500	10/1/2031	222,347
154,082	Fannie Mae Pool	2.500	12/1/2031	155,115
310,000	Fannie Mae Pool	2.680	5/1/2025	319,049
400,000	Fannie Mae Pool	2.810	7/1/2025	414,419
107,261	Fannie Mae Pool	2.990	10/1/2025	112,446
13,585	Fannie Mae Pool	3.000	10/1/2028	13,877
1,150,000	Fannie Mae Pool +	3.000	10/25/2031	1,172,461
73,877	Fannie Mae Pool	3.000	7/1/2043	75,186
1,666,022	Fannie Mae Pool	3.000	1/1/2046	1,683,408
1,584,042	Fannie Mae Pool	3.000	10/1/2046	1,599,299
51,729	Fannie Mae Pool	3.090	10/1/2025	54,512
998,127	Fannie Mae Pool	3.500	12/1/2047	1,029,049
1,789,544	Fannie Mae Pool	3.500	3/1/2048	1,841,775
427,791	Fannie Mae Pool	3.500	9/1/2048	438,744
33,644	Fannie Mae Pool	4.000	11/1/2043	35,169
593,067	Fannie Mae Pool	4.000	1/1/2046	613,724
619,438	Fannie Mae Pool	4.000	2/1/2046	641,001
850,000	Fannie Mae Pool +	4.500	9/25/2044	888,117
				11,638,620
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
37,403	Ginnie Mae II Pool	3.000	12/20/2042	38,369
40,408	Ginnie Mae II Pool	3.500	7/20/2043	41,787
14,827	Ginnie Mae II Pool	4.000	12/20/2044	15,475
90,642	Ginnie Mae II Pool	4.000	8/20/2048	93,975
206,264	Ginnie Mae II Pool	4.000	9/20/2048	213,916
94,879	Ginnie Mae II Pool	4.000	10/20/2048	98,654
1,646,555	Ginnie Mae II Pool	4.000	11/20/2048	1,712,440
350,000	Ginnie Mae II Pool +	4.500	10/20/2044	364,766
				2,579,382

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $30,021,379)			30,520,139

	MUNICIPAL SECURITIES - 0.9%
115,000	Bay Area Toll Authority	7.043	4/1/2050	185,618
50,000	Chicago O’Hare International Airport	6.395	1/1/2040	70,736
85,000	Chicago Transit Authority	6.300	12/1/2021	89,359
60,000	Chicago Transit Authority	6.300	12/1/2021	63,077
115,000	Chicago Transit Authority	6.899	12/1/2040	155,342
55,000	Chicago Transit Authority	6.899	12/1/2040	74,515
315,000	County of Sacramento CA	5.730	8/15/2023	351,231
195,000	Illinois Municipal Electric Agency	6.832	2/1/2035	251,336
120,000	Kansas Development Finance Authority	5.371	5/1/2026	132,322
120,000	Long Island Power Authority	3.883	9/1/2024	126,709
80,000	Metropolitan Transportation Authority	6.668	11/15/2039	111,738
381,000	Municipal Electric Authority of Georgia	6.637	4/1/2057	457,745
70,000	Municipal Electric Authority of Georgia	6.655	4/1/2057	91,472
400,000	New York State Urban Development Corp	2.100	3/15/2022	400,164

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL SECURITIES - 0.9% (Continued)
$120,000	Regents of the University of California Medical Center Pooled Revenue	6.548	5/15/2048	$172,229
285,000	Sales Tax Securitization Corp	4.787	1/1/2048	324,381
170,000	State of California	7.350	11/1/2039	257,038
25,000	State of California	7.600	11/1/2040	40,567
450,000	State of Illinois	5.100	6/1/2033	473,886
	TOTAL MUNICIPAL SECURITIES (Cost - $3,554,937)			3,829,465

	SOVEREIGN DEBT - 0.3%
204,000	Japan Bank for International Cooperation	2.125	6/1/2020	203,837
272,000	Japan Bank for International Cooperation	2.250	2/24/2020	272,059
200,000	Qatar Government International Bond (a)	3.875	4/23/2023	209,760
346,000	Qatar Government International Bond (a)	4.000	3/14/2029	372,815
330,000	Saudi Government International Bond (a)	2.875	3/4/2023	333,713
	TOTAL SOVEREIGN DEBT (Cost - $1,348,014)			1,392,184

	U.S. TREASURY SECURITIES - 6.4%
805,000	United States Treasury Bond	2.500	5/15/2046	800,346
910,000	United States Treasury Bond	2.750	8/15/2047	949,741
155,000	United States Treasury Bond	2.875	5/15/2049	166,286
610,000	United States Treasury Bond	3.000	11/15/2044	666,425
595,000	United States Treasury Bond	3.000	5/15/2047	651,641
280,000	United States Treasury Bond	3.000	2/15/2049	307,519
285,000	United States Treasury Bond	3.125	5/15/2048	319,801
955,000	United States Treasury Inflation Indexed Bonds	0.375	1/15/2027	1,017,203
1,665,000	United States Treasury Inflation Indexed Bonds	0.500	1/15/2028	1,753,011
410,000	United States Treasury Note	2.250	4/30/2024	419,305
900,000	United States Treasury Note	2.375	4/30/2026	929,391
3,170,000	United States Treasury Note	2.375	5/15/2029	3,275,873
1,400,000	United States Treasury Note	2.500	2/28/2021	1,415,586
1,350,000	United States Treasury Note	2.500	1/31/2024	1,394,297
3,815,000	United States Treasury Note	2.500	2/15/2045	3,800,545
350,000	United States Treasury Note	2.625	12/31/2023	363,180
865,000	United States Treasury Note	2.625	2/15/2029	912,170
1,097,000	United States Treasury Note	2.750	11/15/2047	1,145,037
540,000	United States Treasury Note	2.875	9/30/2023	564,912
1,100,000	United States Treasury Note	2.875	10/31/2023	1,151,605
2,560,000	United States Treasury Note	2.875	8/15/2028	2,751,000
545,000	United States Treasury Note	2.875	8/15/2045	582,490
1,135,000	United States Treasury Note	3.000	8/15/2048	1,244,776
1,580,000	United States Treasury Note	3.375	5/15/2044	1,836,009
5,000	United States Treasury Note	3.625	8/15/2043	6,035
5,000	United States Treasury Note	3.750	11/15/2043	6,155
	TOTAL U.S. TREASURY SECURITIES (Cost - $27,018,777)			28,430,339

Shares
	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%
5,716,637	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (b)			5,716,637
	TOTAL SHORT-TERM INVESTMENT (Cost - $5,716,637)			5,716,637

	TOTAL INVESTMENTS - 96.5% (Cost - $354,784,720)			428,534,435
	OTHER ASSETS LESS LIABILITIES - NET - 3.5%			15,733,474
	TOTAL NET ASSETS - 100.0%			$444,267,909

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.1%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.398%
3 Month LIBOR	2.319%

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2019, these securities amounted to $30,088,508.95 or 6.8% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

SHORT FUTURES CONTRACT

					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
US 10 Year Ultra Future	7	Sep-19	Credit Suisse	966,875	$(25,704)
TOTAL NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS					$(25,704)

LONG FUTURES CONTRACT

					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
US 5 Year Note Future	16	Sep-19	Credit Suisse	$1,890,500	$23,430
TOTAL NET UNREALIZED APPRECIATION ON LONG FUTURES CONTRACTS					$23,430

TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(2,274)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
June 30, 2019 (Unaudited)

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Selects Managed Risk	Dividend and Income
Assets:	Portfolio	Portfolio	Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$206,622,961	$70,359,071	$226,124,813	$213,538,785
Investments in securities, at value	$216,675,740	$82,031,590	$236,092,823	$278,667,320
Deposits with broker +	11,006,793	4,180,843	9,843,901	17,761
Cash	—	—	—	11,176,426
Foreign cash (cost - $0, $0, $0 and $18,337, respectively)	—	—	—	18,402
Unrealized appreciation on futures contracts	—	—	—	143,821
Unrealized appreciation on swap contracts, net	—	—	—	31,221
Unrealized appreciation on forward foreign currency contracts	—	—	—	4,024
Receivable for securities sold	—	—	874,844	1,612,489
Interest and dividends receivable	14,773	5,657	16,583	744,969
Total Assets	227,697,306	86,218,090	246,828,151	292,416,433
Liabilities:
Premiums received on open swap contracts	—	—	—	507
Payable for Portfolio shares redeemed	63,873	268,407	79,753	152,794
Payable for securities purchased	—	—	42,483	5,933,836
Accrued distribution (12b-1) fees	46,160	17,467	50,462	58,043
Accrued investment advisory fees	130,867	38,900	111,017	169,382
Administrative service fees payable	16,532	7,831	15,903	20,430
Accrued expenses and other liabilities	14,238	3,447	10,378	12,504
Total Liabilities	271,670	336,052	309,996	6,347,496
Net Assets	$227,425,636	$85,882,038	$246,518,155	$286,068,937

Net Assets:
Paid in capital	$201,919,758	$72,840,527	$254,974,820	$227,443,044
Accumulated Earnings/(Deficit)	25,505,878	13,041,511	(8,456,665)	58,625,893
Net Assets	$227,425,636	$85,882,038	$246,518,155	$286,068,937
Class II Shares:
Net assets	$227,425,636	$85,882,038	$246,518,155	$286,068,937
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	18,968,497	6,984,627	24,726,173	22,296,492

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.99	$12.30	$9.97	$12.83

+	Collateral for futures, currency forwards and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2019 (Unaudited)

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic PIMCO
	Sachs Dynamic Trends	Managed Risk	Growth Managed	Tactical Allocation
Assets:	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investments in securities, at cost	$30,379,026	$323,312,460	$112,032,291	$34,077,822
Investments in securities, at value	$32,650,983	$412,157,389	$135,668,653	$36,285,824
Foreign cash (cost - $143,760, $-, $-, and $21,505 respective	139,980	—	—	21,199
Deposits with broker +	335,806	20,343,803	6,805,207	1,053,099
Unrealized appreciation on futures contracts, net	20,485	—	—	80,706
Receivable for portfolio shares sold	—	—	190,100	—
Receivable for securities sold	—	—	—	8,739,676
Interest and dividends receivable	166,780	26,719	9,163	127,732
Total Assets	33,314,034	432,527,911	142,673,123	46,308,236
Liabilities:
Investments in securities sold short, proceeds	$—	$—	$—	$255,491
Investments in securities sold short, at value	$—	$—	$—	$261,415
Reverse repurchase agreements	—	—	—	3,767,875
Options written, at fair value (Premiums received $-, $-, $-, $484, respectively)	—	—	—	406
Unrealized depreciation on swap contract, net	—	—	—	218,521
Unrealized depreciation on forward foreign currency contracts, net	—	—	—	2,195
Payable for Portfolio shares redeemed	5,953	248,064	—	46,104
Payable for securities purchased	721,050	—	—	15,620,448
Accrued investment advisory fees	20,613	184,367	63,574	16,049
Accrued distribution (12b-1) fees	6,593	87,843	28,897	5,353
Administrative service fees payable	5,237	25,760	10,446	3,501
Accrued expenses and other liabilities	1,168	18,588	6,009	993
Total Liabilities	760,614	564,622	108,926	19,942,860
Net Assets	$32,553,420	$431,963,289	$142,564,197	$26,365,376
Net Assets:
Paid in capital	$30,055,161	$373,909,390	$120,694,053	$23,564,686
Accumulated Earnings	2,498,259	58,053,899	21,870,144	2,800,690
Net Assets	$32,553,420	$431,963,289	$142,564,197	$26,365,376

Class II Shares:
Net assets	$32,553,420	$431,963,289	$142,564,197	$26,365,376
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,110,887	36,721,099	11,796,168	2,383,009

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.46	$11.76	$12.09	$11.06

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2019 (Unaudited)

	Global Atlantic Select	Global Atlantic Wellington
	Advisor Managed	Research Managed
Assets:	Risk Portfolio	Risk Portfolio
Investments in securities, at cost	$92,290,808	$354,784,720
Investments in securities, at value	$108,056,986	$428,534,435
Deposits with broker +	5,502,769	17,748,787
Interest and dividends receivable	7,090	1,192,579
Receivable for securities sold	—	2,629,153
Total Assets	113,566,845	450,104,954
Liabilities:
Unrealized depreciation on futures contracts, net	—	2,274
Payable for securities purchased	—	5,312,114
Payable for portfolio shares redeemed	84,093	79,629
Accrued investment advisory fees	18,961	306,025
Accrued distribution (12b-1) fees	23,088	90,007
Administrative service fees payable	9,069	28,378
Accrued expenses and other liabilities	4,733	18,618
Total Liabilities	139,944	5,837,045
Net Assets	$113,426,901	$444,267,909

Net Assets:
Paid in capital	$92,929,630	352,983,253
Accumulated Earnings	20,497,271	91,284,656
Net Assets	$113,426,901	$444,267,909

Class II Shares:
Net assets	$113,426,901	$444,267,909
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,782,914	31,999,060

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.91	$13.88

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts, options contracts and securities sold short.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Selects Managed Risk	Dividend and Income
	Risk Portfolio	Risk Portfolio	Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$11,853,391	$943,818	$1,301,928	$1,927,532
Interest income	96,400	36,935	125,416	1,501,259
Total Investment Income	11,949,791	980,753	1,427,344	3,428,791
Expenses:
Investment advisory fees	1,000,244	229,740	958,902	1,170,966
Distribution fees (12b-1) - Class II Shares	277,846	104,013	306,230	344,376
Administrative service fees	78,762	31,689	86,442	98,690
Legal fees	27,215	10,186	29,988	33,746
Trustees fees	9,650	3,612	10,634	11,964
Custody fees	—	—	—	73
Miscellaneous Expense	—	536	1,589	3,835
Total Expenses	1,393,717	379,776	1,393,785	1,663,650
Expenses recaptured	—	265	—	—
Expenses waived	(444,553)	—	(557,576)	(71,886)
Net Expenses	949,164	380,041	836,209	1,591,764
Net Investment Income	11,000,627	600,712	591,135	1,837,027

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(561,845)	8,007	(8,163,866)	4,213,647
Futures contracts	(1,896,718)	(656,352)	(2,028,796)	(3,274,158)
Swap contracts	—	—	—	108,889
Broker Commissions	—	—	—	(2,240)
Forward foreign exchange contracts	—	—	—	58,262
Translations of foreign currency transactions	—	—	—	(155,041)
	(2,458,563)	(648,345)	(10,192,662)	949,359
Net change in unrealized appreciation/(depreciation) on:
Investments	13,049,611	7,770,938	31,274,752	34,278,671
Futures contracts	(941,660)	(370,729)	(593,206)	(2,478,250)
Swap contracts	—	—	—	215,562
Forward foreign currency contracts	—	—	—	(38,404)
Translations of foreign currency transactions	—	—	—	(1,861)
	12,107,951	7,400,209	30,681,546	31,975,718

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts, and Foreign Currency Translations	9,649,388	6,751,864	20,488,884	32,925,077
Net Increase in Net Assets Resulting from Operations	$20,650,015	$7,352,576	$21,080,019	$34,762,104

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic PIMCO
	Dynamic Trends	Managed Risk	Growth Managed	Tactical Allocation
	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investment Income:
Dividend income	$142,653	$4,654,125	$1,552,029	$104,329
Interest income	226,983	202,000	63,716	255,812
Total Investment Income	369,636	4,856,125	1,615,745	360,141
Expenses:
Investment advisory fees	132,996	1,188,463	383,729	108,454
Distribution fees (12b-1) - Class II Shares	39,117	540,210	174,423	31,898
Administrative service fees	15,293	149,809	50,758	13,702
Custody fees	—	—	—	67
Legal fees	3,832	52,911	17,085	3,126
Trustees fees	1,358	18,763	6,058	1,108
Interest Expense	—	1,417	—	—
Miscellaneous Expense	200	2,838	900	161
Total Expenses	192,796	1,954,411	632,953	158,516
Expenses recaptured	—	—	—	—
Expenses waived	(10,707)	(11,311)	—	(12,498)
Net Expenses	182,089	1,943,100	632,953	146,018
Net Investment Income	187,547	2,913,025	982,792	214,123

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	1,069,092	746,438	(278,417)	331,792
Futures contracts	288,184	(7,706,726)	(1,600,456)	602,512
Swap contracts	—	—	—	27,151
Broker commissions	(869)	—	—	(1,540)
Options written	—	—	—	1,000
Forward foreign currency contracts	—	—	—	38,512
Foreign currency translations	(8,365)	—	—	(14,938)
	1,348,042	(6,960,288)	(1,878,873)	984,489
Net change in unrealized appreciation/(depreciation) on:
Investments	1,130,529	53,158,281	15,340,997	1,615,771
Futures contracts	128,043	(6,694,944)	(1,247,489)	128,673
Short sales	—	—	—	(5,607)
Swap contracts	—	—	—	(94,947)
Options written	—	—	—	78
Forward foreign currency contracts	—	—	—	(4,975)
Foreign currency translations	11,772	—	—	(162)
	1,270,344	46,463,337	14,093,508	1,638,831
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	2,618,386	39,503,049	12,214,635	2,623,320
Net Increase in Net Assets Resulting from Operations	$2,805,933	$42,416,074	$13,197,427	$2,837,443

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2019 (Unaudited)

	Global Atlantic Select	Global Atlantic Wellington
	Advisor Managed	Research Managed
	Risk Portfolio	Risk Portfolio
Investment Income:
Dividend income	$3,216,967	$2,154,711 *
Interest income	50,244	2,545,532
Total Investment Income	3,267,211	4,700,243
Expenses:
Investment advisory fees	501,947	1,832,326
Distribution fees (12b-1) - Class II Shares	139,430	538,919
Administrative service fees	41,283	151,369
Legal fees	13,658	52,801
Trustee fees	4,843	18,721
Miscellaneous Expense	713	2,735
Total Expenses	701,874	2,596,871
Expenses Recaptured	—	—
Expenses waived/reimbursed	(348,536)	(4,867)
Net Expenses	353,338	2,592,004
Net Investment Income	2,913,873	2,108,239

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	402,038	1,805,315
Futures contracts	(1,313,095)	(4,177,378)
Foreign currency translations	—	597
	(911,057)	(2,371,466)
Net change in unrealized appreciation/(depreciation) on:
Investments	11,694,528	53,828,263
Futures contracts	(1,028,337)	(3,835,638)
Foreign currency translations	—	235
	10,666,191	49,992,860
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	9,755,134	47,621,394
Net Increase in Net Assets Resulting from Operations	$12,669,007	$49,729,633

*	Foreign Taxes Withheld $4,475

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$11,000,627	$3,918,100	$600,712	$1,303,948
Net realized gain/(loss) on investments	(2,458,563)	6,935,049	(648,345)	655,458
Net change in unrealized appreciation/(depreciation) on investments	12,107,951	(21,692,206)	7,400,209	(6,966,614)
Net increase/(decrease) in net assets resulting from operations	20,650,015	(10,839,057)	7,352,576	(5,007,208)

From Distributions to Shareholders:
Total Distributions Paid	—	(9,463,958)	—	(1,095,287)

From Shares of Beneficial Interest:
Proceeds from shares sold	1,773,862	6,381,998	2,584,729	3,826,912
Reinvestment of distributions	—	9,463,958	—	1,095,287
Cost of shares redeemed	(11,900,334)	(19,055,559)	(5,802,981)	(12,964,740)
Net decrease in net assets from share transactions of beneficial interest	(10,126,472)	(3,209,603)	(3,218,252)	(8,042,541)
Total increase/(decrease) in net assets	10,523,543	(23,512,618)	4,134,324	(14,145,036)

Net Assets:
Beginning of period	216,902,093	240,414,711	81,747,714	95,892,750
End of period	$227,425,636	$216,902,093	$85,882,038	$81,747,714

Share Activity:
Shares Sold	152,561	526,903	215,282	318,366
Shares Reinvested	—	848,785	—	95,243
Shares Redeemed	(1,030,362)	(1,594,889)	(491,647)	(1,083,588)
Net decrease in shares of beneficial interest outstanding	(877,801)	(219,201)	(276,365)	(669,979)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$591,135	$1,190,132	$1,837,027	$3,596,649
Net realized gain/(loss) on investments, futures contracts, forward foreign exchange contracts, and swap contracts	(10,192,662)	6,438,516	949,359	(4,630,621)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, forward foreign exchange contracts, and swap contracts	30,681,546	(28,428,728)	31,975,718	(15,375,409)
Net increase/(decrease) in net assets resulting from operations	21,080,019	(20,800,080)	34,762,104	(16,409,381)

From Distributions to Shareholders:
Total Distributions Paid	—	(4,664,325)	—	(2,765,677)

From Shares of Beneficial Interest:
Proceeds from shares sold	706,319	4,655,484	2,746,486	7,274,247
Reinvestment of distributions	—	4,664,325	—	2,765,677
Cost of shares redeemed	(17,069,516)	(27,923,437)	(15,723,151)	(29,188,638)
Net decrease in net assets from share transactions of beneficial interest	(16,363,197)	(18,603,628)	(12,976,665)	(19,148,714)
Total increase/(decrease) in net assets	4,716,822	(44,068,033)	21,785,439	(38,323,772)

Net Assets:
Beginning of period	241,801,333	285,869,366	264,283,498	302,607,270
End of period	$246,518,155	$241,801,333	$286,068,937	$264,283,498

Share Activity:
Shares Sold	74,134	460,536	224,121	599,363
Shares Reinvested	—	499,927	—	236,181
Shares Redeemed	(1,766,875)	(2,809,982)	(1,288,497)	(2,430,085)
Net decrease in shares of beneficial interest outstanding	(1,692,741)	(1,849,519)	(1,064,376)	(1,594,541)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$187,547	$308,922	$2,913,025	$5,899,230
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	1,348,042	(1,638,965)	(6,960,288)	2,680,594
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written and foreign currency translations	1,270,344	(531,432)	46,463,337	(42,363,431)
Net increase/(decrease) in net assets resulting from operations	2,805,933	(1,861,475)	42,416,074	(33,783,607)

From Distributions to Shareholders:
Total Distributions Paid	—	(1,408,378)	—	(4,869,325)

From Shares of Beneficial Interest:
Proceeds from shares sold	511,196	1,881,962	594,043	10,622,373
Reinvestment of distributions	—	1,408,378	—	4,869,325
Cost of shares redeemed	(1,504,027)	(3,906,173)	(34,681,871)	(42,651,050)
Net decrease in net assets from share transactions of beneficial interest	(992,831)	(615,833)	(34,087,828)	(27,159,352)
Total increase/(decrease) in net assets	1,813,102	(3,885,686)	8,328,246	(65,812,284)

Net Assets:
Beginning of period	30,740,318	34,626,004	423,635,043	489,447,327
End of period	$32,553,420	$30,740,318	$431,963,289	$423,635,043

Share Activity:
Shares Sold	50,442	181,300	52,838	915,294
Shares Reinvested	—	146,859	—	442,264
Shares Redeemed	(150,483)	(375,772)	(3,021,291)	(3,725,752)
Net decrease in shares of beneficial interest outstanding	(100,041)	(47,613)	(2,968,453)	(2,368,194)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic PIMCO Tactical
	Managed Risk Portfolio		Allocation Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$982,792	$2,016,474	$214,123	$338,850
Net realized gain/(loss) on investments	(1,878,873)	612,635	984,489	(539,247)
Net change in unrealized appreciation/(depreciation) on investments	14,093,508	(12,231,915)	1,638,831	(1,512,558)
Net increase/(decrease) in net assets resulting from operations	13,197,427	(9,602,806)	2,837,443	(1,712,955)

From Distributions to Shareholders:
Total Distributions Paid	—	(1,615,979)	—	(1,184,226)

From Shares of Beneficial Interest:
Proceeds from shares sold	932,342	5,064,466	935,962	3,840,031
Reinvestment of distributions	—	1,615,979	—	1,184,226
Cost of shares redeemed	(7,510,426)	(12,694,376)	(1,746,917)	(3,284,139)
Net decrease in net assets from share transactions of beneficial interest	(6,578,084)	(6,013,931)	(810,955)	1,740,118
Total increase/(decrease) in net assets	6,619,343	(17,232,716)	2,026,488	(1,157,063)

Net Assets:
Beginning of period	135,944,854	153,177,570	24,338,888	25,495,951
End of period	$142,564,197	$135,944,854	$26,365,376	$24,338,888

Share Activity:
Shares Sold	79,276	425,832	89,405	349,837
Shares Reinvested	—	143,007	—	116,788
Shares Redeemed	(643,642)	(1,076,572)	(163,653)	(302,738)
Net increase/(decrease) in shares of beneficial interest outstanding	(564,366)	(507,733)	(74,248)	163,887

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor		Global Atlantic Wellington
	Managed Risk Portfolio		Research Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2019	December 31,	June 30, 2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,913,873	$1,267,963	$2,108,239	$4,107,161
Net realized gain/(loss) on investments, futures contracts, options written, swap contracts and foreign currency translations	(911,057)	1,920,178	(2,371,466)	14,828,027
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	10,666,191	(10,086,959)	49,992,860	(41,210,016)

Net increase/(decrease) in net assets resulting from operations	12,669,007	(6,898,818)	49,729,633	(22,274,828)

From Distributions to Shareholders:
Total Distributions Paid	—	(2,557,493)	—	(11,630,527)

From Shares of Beneficial Interest:
Proceeds from shares sold	305,711	5,072,636	2,561,331	3,233,092
Reinvestment of distributions	—	2,557,493	—	11,630,527
Cost of shares redeemed	(7,421,500)	(10,294,914)	(22,753,587)	(45,039,857)
Net decrease in net assets from share transactions of beneficial interest	(7,115,789)	(2,664,785)	(20,192,256)	(30,176,238)
Total increase/(decrease) in net assets	5,553,218	(12,121,096)	29,537,377	(64,081,593)

Net Assets:
Beginning of period	107,873,683	119,994,779	414,730,532	478,812,125
End of period	$113,426,901	$107,873,683	$444,267,909	$414,730,532

Share Activity:
Shares Sold	25,318	400,416	193,752	237,591
Shares Reinvested	—	215,822	—	915,069
Shares Redeemed	(598,827)	(824,645)	(1,707,051)	(3,362,647)
Net decrease in shares of beneficial interest outstanding	(573,509)	(208,407)	(1,513,299)	(2,209,987)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$10.93		$11.98	$10.64	$10.57	$10.86	$10.28
Income from investment operations:
Net investment income (a,b)	0.57		0.20	0.15	0.15	0.18	0.32
Net realized and unrealized gain/(loss) on investments	0.49		(0.76)	1.35	0.45	(0.38)	0.27
Total income/(loss) from investment operations	1.06		(0.56)	1.50	0.60	(0.20)	0.59
Less distributions from:
Net investment income	—		(0.15)	(0.14)	(0.14)	(0.09)	(0.01)
Net realized gain	—		(0.34)	(0.02)	(0.39)	—	(0.00	) (f)
Total distributions from net investment income and net realized gains	—		(0.49)	(0.16)	(0.53)	(0.09)	(0.01)
Net asset value, end of period	$11.99		$10.93	$11.98	$10.64	$10.57	$10.86
Total return (c)	9.70	% (h)	(4.75)%	14.16%	5.72%	(1.84)%	5.73%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$227,426		$216,902	$240,415	$217,525	$191,162	$116,489
Ratio of net expenses to average net assets (d)	0.85	% (g)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of gross expenses to average net assets (d,e)	1.25	% (g)	1.24%	1.27%	1.27%	1.27%	1.35%
Ratio of net investment income to average net assets (b,d)	9.90	% (g)	1.66%	1.29%	1.37%	1.69%	2.96%
Portfolio turnover rate	24	% (h)	34%	43%	35%	23%	35%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	(Unaudited)		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014

Net asset value, beginning of period	$11.26		$12.09		$10.95		$10.66		$10.82		$10.19
Income from investment operations:
Net investment income (a,b)	0.08		0.17		0.13		0.13		0.13		0.18
Net realized and unrealized gain/(loss) on investments	0.96		(0.85)		1.16		0.25		(0.25)		0.45
Total income/(loss) from investment operations	1.04		(0.68)		1.29		0.38		(0.12)		0.63
Less distributions from:
Net investment income	—		(0.15)		(0.15)		(0.09)		(0.04)		(0.00	) (f)
Net realized gain	—		—		—		—		—		(0.00	) (f)
Total distributions from net investment income and net realized gains	—		(0.15)		(0.15)		(0.09)		(0.04)		(0.00	) (f)
Net asset value, end of period	$12.30		$11.26		$12.09		$10.95		$10.66		$10.82
Total return (c)	9.24	% (i)	(5.66)%		11.80%		3.55%		(1.10)%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$85,882		$81,748		$95,893		$101,046		$83,310		$47,400
Ratio of net expenses to average net assets (d)	0.91	% (g,h)	0.91	% (g)	0.91%		0.91%		0.91%		0.91%
Ratio of gross expenses to average net assets (d)	0.91	% (h)	0.91%		0.91	% (e)	0.92	% (e)	0.92	% (e)	0.97	% (e)
Ratio of net investment income to average net assets (b,d)	1.44	% (h)	1.42%		1.14%		1.23%		1.16%		1.70%
Portfolio turnover rate	32	% (i)	75%		49%		51%		32%		34%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(g)	Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$9.15		$10.11	$9.04	$9.35	$10.27	$10.22
Income from investment operations:
Net investment income (a,b)	0.02		0.04	0.16	0.06	0.16	0.54
Net realized and unrealized gain/(loss) on investments	0.80		(0.82)	0.97	(0.06)	(0.52)	(0.47)
Total income (loss) from investment operations	0.82		(0.78)	1.13	0.00 (f)	(0.36)	0.07
Less distributions from:
Net investment income	—		(0.18)	(0.06)	(0.12)	(0.16)	(0.01)
Net realized gain	—		—	—	(0.19)	(0.40)	(0.01)
Total distributions from net investment income and net realized gains	—		(0.18)	(0.06)	(0.31)	(0.56)	(0.02)
Net asset value, end of period	$9.97		$9.15	$10.11	$9.04	$9.35	$10.27
Total return (c)	8.96	% (i)	(7.78)%	12.54%	0.02%	(3.44)%	0.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$246,518		$241,801	$285,869	$274,284	$272,598	$176,415
Ratio of net expenses to average net assets (d)	0.68	% (h)	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of gross expenses to average net assets (d,e)	1.14	% (h)	1.24%	1.26%	1.27%	1.26%	1.35%
Ratio of net investment income to average net assets (b,d)	0.48	% (h)	3.87%	1.66%	0.64%	1.61%	5.20%
Portfolio turnover rate	88	% (i)	7%	1%	7%	1%	0	% (g)

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(g)	Amount represents less than 0.5%.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2018		December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$11.31		$12.13		$10.64		$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.08		0.15		0.12		0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.44		(0.85)		1.48		0.81	(0.87)	0.42
Total income (loss) from investment operations	1.52		(0.70)		1.60		0.94	(0.75)	0.57
Less distributions from:
Net investment income	—		(0.12)		(0.11)		(0.08)	(0.04)	—
Net asset value, end of period	$12.83		$11.31		$12.13		$10.64	$9.78	$10.57
Total return (d)	13.44%		(5.82)%		15.14%		9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$286,069		$264,283		$302,607		$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.15	% (g)	1.15%		1.13%		1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.21	% (g)	1.19%		1.24%		1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.33	% (g)	1.24%		1.04%		1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	11	% (h,i)	24	% (h)	43	% (h)	3%	3%	2	% (i)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	The portfolio turnover rate excludes mortgage dollar roll transactions for the six months ended June 30, 2019 and the years ended December 31, 2018 and December 31, 2017. If these were included in the calculation, the turnover percentage would be 27%, 48% and 55%, respectively. See Note 3 in the accompanying notes to financial statements.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015 (a)

Net asset value, beginning of period	$9.57		$10.63	$9.87	$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.06		0.10	0.04	0.04		0.01
Net realized and unrealized gain/(loss) on investments	0.83		(0.71)	0.75	0.35		(0.53)
Total income/(loss) from investment operations	0.89		(0.61)	0.79	0.39		(0.52)
Less distributions from:
Net investment income	—		(0.05)	(0.03)	(0.00	) (d)	(0.00	) (d)
Net realized gain	—		(0.40)	—	—		—
Total distributions from net investment income and net realized gains	—		(0.45)	(0.03)	(0.00	) (d)	(0.00	) (d)
Net asset value, end of period	$10.46		$9.57	$10.63	$9.87		$9.48
Total return (e)	9.30%		(5.74)%	8.04%	4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$32,553		$30,740	$34,626	$30,792		$16,249
Ratio of expenses to average net assets (f)	1.16	% (h)	1.16%	1.16%	1.16%		1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.23	% (h)	1.20%	1.21%	1.21%		1.22	% (h)
Ratio of net investment income to average net assets (c,f)	1.20	% (h)	0.94%	0.37%	0.43%		0.10	% (h)
Portfolio turnover rate	75	% (i)	142%	241%	101%		14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.67		$11.64		$10.03		$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.08		0.14		0.11		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	1.01		(0.99)		1.65		0.09		(0.68)		0.36
Total income (loss) from investment operations	1.09		(0.85)		1.76		0.22		(0.55)		0.49
Less distributions from:
Net investment income	—		(0.12)		(0.15)		(0.10)		(0.03)		—
Net asset value, end of period	$11.76		$10.67		$11.64		$10.03		$9.91		$10.49
Total return (d)	10.22%		(7.33)%		17.61%		2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$431,963		$423,635		$489,447		$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.90	% (g)	0.91	% (i)	0.91%		0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.90	% (g)	0.89%		0.91	% (f)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.35	% (g)	1.24%		1.04%		1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	14	% (h)	53%		51%		59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$11.00		$11.90		$10.52		$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.08		0.16		0.12		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	1.01		(0.93)		1.40		0.28		(0.40)		0.37
Total income (loss) from investment operations	1.09		(0.77)		1.52		0.41		(0.27)		0.50
Less distributions from:
Net investment income	—		(0.13)		(0.14)		(0.09)		(0.03)		—
Net asset value, end of period	$12.09		$11.00		$11.90		$10.52		$10.20		$10.50
Total return (d)	9.91%		(6.50)%		14.47%		4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$142,564		$135,945		$153,178		$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91	% (i)	0.91%		0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.91	% (g)	0.89%		0.91	% (f)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.41	% (g)	1.35%		1.09%		1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	27	% (h)	65%		52%		59%		21%		11	% (h)

(a)	Global Atlantic Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of period	$9.90		$11.12	$9.73	$9.45	$10.00
Income from investment operations:
Net investment income (b,c)	0.09		0.14	0.09	0.11	0.04
Net realized and unrealized loss on investments	1.07		(0.87)	1.34	0.26	(0.51)
Total income/(loss) from investment operations	1.16		(0.73)	1.43	0.37	(0.47)
Less distributions from:
Net investment income	—		(0.11)	(0.04)	(0.09)	(0.08)
Net realized gain	—		(0.38)	—	—	—
Total distributions from net investment income and net realized gains	—		(0.49)	(0.04)	(0.09)	(0.08)
Net asset value, end of period	$11.06		$9.90	$11.12	$9.73	$9.45
Total return (d)	11.60%		(6.65)%	14.66%	3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$26,365		$24,339	$25,496	$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14	% (g)	1.14%	1.14%	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e,f)	1.24	% (g)	1.20%	1.21%	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c,e)	1.68	% (g)	1.29%	0.83%	1.15%	0.61	% (g)
Portfolio turnover rate (i)	573	% (h)	207%	403%	66%	128	% (h)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the six months ended June 30, 2019, the years ended December 31, 2018, December 31, 2017 and December 31, 2016, and the period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 563%, 376%, 455%, 304%, and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$11.53		$12.55	$11.04	$10.62	$10.97	$10.24
Income from investment operations:
Net investment income (a,b)	0.32		0.13	0.11	0.14	0.15	0.17
Net realized and unrealized gain/(loss) on investments	1.06		(0.87)	1.55	0.40	(0.46)	0.56
Total income/(loss) from investment operations	1.38		(0.74)	1.66	0.54	(0.31)	0.73
Less distributions from:
Net investment income	—		(0.12)	(0.15)	(0.12)	(0.04)	(0.00	) (f)
Net realized gain	—		(0.16)	—	—	—	—
Total distributions from net investment income and net realized gains	—		(0.28)	(0.15)	(0.12)	(0.04)	(0.00	) (f)
Net asset value, end of period	$12.91		$11.53	$12.55	$11.04	$10.62	$10.97
Total return (c)	12.07	% (i)	(5.99)%	15.06%	5.10%	(2.81)%	7.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$113,427		$107,874	$119,955	$110,443	$105,716	$51,597
Ratio of net expenses to average net assets (d)	0.63	% (h)	0.63%	0.63%	0.63%	0.63%	0.63%
Ratio of gross expenses to average net assets (d,e)	1.26	% (h)	1.24%	1.26%	1.27%	1.26%	1.37%
Ratio of net investment income to average net assets (b,d)	5.22	% (h)	1.07%	0.95%	1.26%	1.42%	1.59%
Portfolio turnover rate	13	% (i)	32%	36%	45%	21%	18%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2019		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	(Unaudited)		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014

Net asset value, beginning of period	$12.38		$13.40		$11.82		$11.32		$11.25		$10.31
Income from investment operations:
Net investment income (a,b)	0.06		0.12		0.09		0.08		0.06		0.04
Net realized and unrealized gain/(loss) on investments	1.44		(0.79)		1.56		0.42		0.03	(c)	0.92
Total income/(loss) from investment operations	1.50		(0.67)		1.65		0.50		0.09		0.96
Less distributions from:
Net investment income	—		(0.09)		(0.07)		—		(0.01)		(0.01)
Net realized gain	—		(0.26)		—		—		(0.01)		(0.01)
Total distributions from net investment income and net realized gains	—		(0.35)		(0.07)		—		(0.02)		(0.02)
Net asset value, end of period	$13.88		$12.38		$13.40		$11.82		$11.32		$11.25
Total return (d)	12.12	% (j)	(5.07)%		13.99%		4.68%		0.75%		9.29%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$444,268		$414,731		$478,812		$415,607		$335,250		$88,909
Ratio of net expenses to average net assets (e)	1.20	% (h)	1.20	% (h)	1.20%		1.20%		1.20%		1.20%
Ratio of gross expenses to average net assets (e)	1.20	% (f,i)	1.19%		1.21	% (f)	1.21	% (f)	1.21	% (f)	1.38	% (f)
Ratio of net investment income to average net assets (b,e)	0.98	% (i)	0.89%		0.68%		0.65%		0.49%		0.35%
Portfolio turnover rate (g)	26	% (j)	66%		67%		71%		91%		120%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	The portfolio turnover rates excludes mortgage dollar roll transactions for the period and years ended June 30, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014. If these were included in the calculation the turnover percentage would be 34%, 92%, 106%, 120%, 175% and 188%, respectively. See Note 3 in the accompanying notes to financial statements.

(h)	Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(i)	Annualized.

(j)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
June 30, 2019 (Unaudited)

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are comprised of twenty-three different actively managed portfolios, ten of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Atlantic BlackRock Global Allocation Managed Risk Portfolio)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each of the Portfolios in this report is diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “Underlying Fund” or “Underlying Funds”). Each Underlying Fund is valued at its respective net asset value as reported by such investment company. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$216,666,329	$—	$—	$216,666,329
Short-Term Investment	9,411	—	—	9,411
Total	$216,675,740	$—	$—	$216,675,740

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$82,025,533	$—	$—	$82,025,533
Short-Term Investment	6,057	—	—	6,057
Total	$82,031,590	$—	$—	$82,031,590

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$180,028,122	$—	$—	$180,028,122
Variable Insurance Trust	54,542,692	—	—	54,542,692
Short-Term Investment	1,522,009	—	—	1,522,009
Total	$236,092,823	$—	$—	$236,092,823

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$566,500	$—	$—	$566,500
Common Stocks	204,276,641	—	—	204,276,641
Asset Backed Securities	—	20,901,409	—	20,901,409
Commercial Mortgage Obligation	—	291,615	—	291,615
Corporate Bonds	—	19,976,156	—	19,976,156
Municipal Bond	—	94,390	—	94,390
Term Loans	—	3,897,847	—	3,897,847
Agency Mortgage Backed Securities	—	15,197,326	—	15,197,326
Sovereign Debt	—	2,619,284	—	2,619,284
U.S. Treasury Securities	—	9,112,645	—	9,112,645
Short-Term Investment	1,733,507	—	—	1,733,507
Forward Foreign Currency Contracts*	—	4,024	—	4,024
Futures Contracts *	143,821	—	—	143,821
Swap Contracts*	—	31,221	—	31,221
Total	$206,720,469	$72,125,917	$—	$278,846,386

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,818,848	$—	$—	$13,818,848
U.S. Treasury Note	—	16,849,041	—	16,849,041
Short-Term Investment	1,983,094	—	—	1,983,094
Futures Contracts*	20,485	—	—	20,485
Total	$15,822,427	$16,849,041	$—	$32,671,468

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$412,136,639	$—	$—	$412,136,639
Short-Term Investment	20,750	—	—	20,750
Total	$412,157,389	$—	$—	$412,157,389

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$135,665,140	$—	$—	$135,665,140
Short-Term Investment	3,513	—	—	3,513
Total	$135,668,653	$—	$—	$135,668,653

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,935,592	$—	$—	$7,935,592
Asset Backed Securities	—	814,939	—	814,939
Corporate Bonds	—	3,602,270	—	3,602,270
Certificate of Deposit	—	100,284	—	100,284
Agency Mortgage Backed Securities	—	7,164,023	—	7,164,023
Collateralized Mortgage Obligations	—	923,045	—	923,045
Commercial Mortgage Backed Securities	—	31,647	—	31,647
U.S. Treasury Securities	—	13,096,183	—	13,096,183
Purchased Option on Futures	—	—	—	—
Short-Term Investments	521,121	2,096,720	—	2,617,841
Futures Contracts *	80,706	—	—	80,706
Total	$8,537,419	$27,829,111	$—	$36,366,530

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$—	$261,415	$—	$261,415
Written Options	—	406	—	406
Swap Contracts	—	218,521	—	218,521
Forward Foreign Currency Contracts	—	2,195	—	2,195
Total	$—	$482,537	$—	$482,537

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,528,781	$—	$—	$19,528,781
Variable Insurance Trusts	88,521,196	—	—	88,521,196
Short-Term Investment	7,009	—	—	7,009
Total	$108,056,986	$—	$—	$108,056,986

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$277,168,569	$—	$—	$277,168,569
Exchange Traded Fund	115,442	—	—	115,442
Asset Backed Securities	—	11,707,331	—	11,707,331
Corporate Bonds	—	55,024,593	—	55,024,593
Collateralized Mortgage Obligations	—	1,310,560	—	1,310,560
Commercial Mortgage Backed Securities	—	13,319,176	—	13,319,176
Agency Mortgage Backed Securities	—	30,520,139	—	30,520,139
Municipal Securities	—	3,829,465	—	3,829,465
Sovereign Debt	—	1,392,184	—	1,392,184
U.S. Treasury Securities	—	28,430,339	—	28,430,339
Short-Term Investment	5,716,637	—	—	5,716,637
Total	$283,000,648	$145,533,787	$—	$428,534,435

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$2,274	$—	$—	$2,274

*	Cumulative net appreciation/(depreciation) on futures contracts, swap contracts, forward foreign exchange contracts, and currency contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2016, 2017, and 2018 tax returns or is expected to be taken in each Portfolio’s 2019 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the six months ended June 30, 2019, the change in unrealized appreciation/(depreciation) on forward foreign currency contracts by the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $(38,404) and $(4,975), respectively. For the six months ended June 30, 2019, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $58,262 and $38,512, respectively, from forward foreign currency contracts.

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the six months ended June 30, 2019, the change in unrealized appreciation on options contracts written by the Global Atlantic PIMCO Tactical Allocation Portfolio was $78. For the six months ended June 30, 2019, the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $1,000 from option contracts written.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

For the six months ended June 30, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in Unrealized
	Risk Type	Realized Gain/(Loss)	Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(1,896,718)	$(941,660)
Global Atlantic Balanced Managed Risk Portfolio	Equity	$(656,352)	$(370,729)
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	$(2,028,796)	$(593,206)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$315,209	$7,653
	Currency	$—	$(8,125)
	Equity	$(3,589,367)	$(2,477,778)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	$288,184	$128,043
Global Atlantic Growth Managed Risk Portfolio	Equity	$(7,706,726)	$(6,694,944)
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	$(1,600,456)	$(1,247,489)
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity	$807,139	$125,642
	Interest Rate	$(204,627)	$3,031
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	$(1,313,095)	$(1,028,337)
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	$(4,116,440)	$(3,898,770)
	Interest Rate	$(60,938)	$63,132

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre -determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the six months ended June 30, 2019, the change in unrealized depreciation on swap contracts for the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $215,562 and $(94,947), respectively. For the six months ended June 30, 2019, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $108,889 and $27,151, respectively, from swap contracts.

Repurchase and Reverse Repurchase Agreements Risk – Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio’s net asset value.

Borrowing Rate	Settlement Date	Maturity Date	Principal Amount	Amount Borrowed	Payable for Reverse Repurchase Agreements
2.70%	6/17/19	7/1/19	$2,764,125	$2,764,125	$2,767,028
2.50%	6/17/19	7/1/19	1,003,750	1,003,750	1,004,726
				$3,767,875	$3,771,754

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2019.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the
	of Recognized		Statement of		Statement of Assets &	Financial	Cash Collateral
Description	Assets		Assets & Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$145,545	(1)	$(1,724	)(1)	$143,821	$—	$—	(2)	$—
Forward Foreign Currency Contracts	33,032	(1)	(29,008	)(1)	4,024	—	—	(2)	—
Swap Contracts	68,022	(1)	(36,801	)(1)	31,221	—	—	(2)	—
Total	$246,599		$(67,533)		$179,066	$—	$—		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $18,158 for futures contracts.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Assets		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$22,087	(1)	$1,602	(1)	$20,485	$—	$—	(2)	$—
Total	$22,087		$1,602		$20,485	$—	$—		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $335,806 for futures contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
	Gross Amounts		Gross Amounts Offset		Net Amounts of Assets
	of Recognized		in the Statement of		Presented in the Statement	Financial	Cash Collateral
Description	Assets		Assets & Liabilities		of Assets & Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$127,742	(1)	$47,036	(1)	$80,706	$—	$—		$—
Total	$127,742		$47,036		$80,706	$—	$—		$—

						Gross Amounts Not Offset in the
Liabilities						Statement of Assets & Liabilities
	Gross Amounts of		Gross Amounts Offset		Net Amounts of Liabilities
	Recognized		in the Statement of		Presented in the Statement of	Financial	Cash Collateral
Description	Liabilities		Assets & Liabilities		Assets & Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts	$5,785	(1)	$3,590	(1)	$2,195	$—	$2,195	(2)	$—
Swap Contracts	238,283	(1)	19,762	(1)	218,521	—	218,521	(2)	—

Reverse Repurchase
Agreements	3,767,875	(1)	—	(1)	3,767,875	—	3,767,875	(2)	—
Total	$4,011,943		$23,352		$3,988,591	$—	$3,988,591		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $541,138 for futures contracts and $293,440 for swap contracts.

Global Atlantic Wellington Research Managed Risk Portfolio

						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
					Net Amounts of Liabilities
	Gross Amounts		Gross Amounts Offset		Presented in the		Cash
	of Recognized		in the Statement of		Statement of Assets &	Financial	Collateral
Description	Liabilities		Assets & Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$2,274	(1)	$—	(1)	$2,274	$—	$2,274	(2)	$—
Total	$2,274		$—		$2,274	$—	$2,274		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $17,746,513 for futures contracts.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Statements of Assets and Liabilities as of June 30, 2019 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at fair value
Unrealized appreciation/(depreciation) on futures contract, net
Unrealized appreciation/(depreciation) on swap contracts, net
Unrealized appreciation/(depreciation) forward foreign currency contracts, net
Reverse Repurchase Agreements, at value

The following table sets forth the fair value of the derivative contracts by primary risk exposure as of June 30, 2019 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Derivatives Investment Fair Value
			Total as of
	Interest Rate	Currency	June 30, 2019
Futures Contracts	$143,821	$—	$143,821
Swap Contracts	31,221	—	31,221
Forward Foreign Currency Contracts	—	4,024	4,024
Total	$175,042	$4,024	$179,066

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
					Total as of
	Equity	Interest Rate	Currency	Credit	June 30, 2019
Options Purchased on Futures	$—	$—	$—	$—	$—
Futures Contracts	125,642	(44,936)	—	—	80,706
Swap Contracts	—	(235,299)	—	16,778	(218,521)
Options Written	—	(406)	—	—	(406)
Forward Foreign Currency Contracts	—	—	(2,195)	—	(2,195)
Total	$125,642	$(280,641)	$(2,195)	$16,778	$(140,416)

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The following is a summary of the location of derivative investments on the Statements of Operations for the six months ended June 30, 2019 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain/(loss) on:
Investments
Futures contracts
Swap contracts
Options written
Forward foreign currency contracts
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Forward foreign currency contracts

The following is a summary of the realized and unrealized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended June 30, 2019 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2019
Futures Contracts	$(2,477,778)	$7,653	$(8,125)	$(2,478,250)
Swap Contracts	—	215,562	—	215,562
Forward Foreign Currency Contracts	—	—	(38,404)	(38,404)
Total	$(2,477,778)	$223,215	$(46,529)	$(2,301,092)

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2019
Futures Contracts	$(3,589,367)	$315,209	$—	$(3,274,158)
Swap Contracts	—	108,889	—	108,889
Forward Foreign Currency Contracts	—	—	58,262	58,262
Total	$(3,589,367)	$424,098	$58,262	$(3,107,007)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
					Total for the six months
	Equity	Interest Rate	Currency	Credit	ended June 30, 2019
Options Written	$—	$(406)	$—	$—	$(406)
Options Purchased on Futures	—	432	—	—	432
Futures Contracts	125,642	3,031	—	—	128,673
Swap Contracts	—	(111,725)	—	16,778	(94,947)
Forward Foreign Currency Contracts	—	—	(4,975)	—	(4,975)
Total	$125,642	$(108,668)	$(4,975)	$16,778	$28,777

Realized gain/(loss) on derivatives recognized in the Statement of Operations
					Total for the six months
	Equity	Interest Rate	Currency	Credit	ended June 30, 2019
Options Written	$—	$1,000	$—	$—	$1,000
Options Purchased on Futures	—	(916)	—	—	(916)
Futures Contracts	807,139	(204,627)	—	—	602,512
Swap Contracts	—	31,748	—	(4,597)	27,151
Forward Foreign Currency Contracts	—	—	38,512	—	38,512
Total	$807,139	$(172,795)	$38,512	$(4,597)	$668,259

Global Atlantic Wellington Research Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2019
Futures Contracts	$(3,898,770)	$63,132	$—	$(3,835,638)
Total	$(3,898,770)	$63,132	$—	$(3,835,638)

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2019
Futures Contracts	$(4,116,440)	$(60,938)	$—	$(4,177,378)
Total	$(4,116,440)	$(60,938)	$—	$(4,177,378)

The notional value of the derivative instruments outstanding as of June 30, 2019, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Adviser, Sub-Adviser and/or Underlying Fund manager, as applicable, or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after- effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Additionally, the U.S. and foreign governmental market support activities implemented since the financial crisis are being reduced, and the Federal Reserve has started to raise interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$50,632,167	$54,010,153
Global Atlantic Balanced Managed Risk Portfolio	25,438,072	29,429,932
Global Atlantic BlackRock Selects Managed Risk Portfolio	206,372,985	225,327,322
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	73,588,319	92,387,377
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	22,982,699	23,980,944
Global Atlantic Growth Managed Risk Portfolio	57,806,436	100,930,356
Global Atlantic Moderate Growth Managed Risk Portfolio	36,446,047	45,962,293
Global Atlantic PIMCO Tactical Allocation Portfolio	175,268,215	172,212,286
Global Atlantic Select Advisor Managed Risk Portfolio	14,301,157	21,608,329
Global Atlantic Wellington Research Managed Risk Portfolio	140,157,817	169,115,584

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$44,999,925	$39,925,943
Global Atlantic PIMCO Tactical Allocation Portfolio	32,691,484	30,573,451
Global Atlantic Wellington Research Managed Risk Portfolio	33,643,930	35,255,123

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Sub-Adviser
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC*
Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.**
Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, LP
Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Wellington Management Company LLP

*	BlackRock Invesment Management, LLC became the sub-adviser of the Capital Appreciation and Income Component of the Portfolio effective May 1, 2019.

*	The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust. Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio[3]	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Advisory Fee*
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio [4]	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*	Calculated daily based on the average daily net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to May 1, 2019, the Portfolio’s advisory fee was 0.90% on all asset levels.

4 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

Effective May 1, 2019, with respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreements”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%	April 30, 2020
Global Atlantic Balanced Managed Risk Portfolio	0.92%	April 30, 2020
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%	April 30, 2020
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.16%	April 30, 2020
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.17%	April 30, 2020
Global Atlantic Growth Managed Risk Portfolio	0.88%	April 30, 2020
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%	April 30, 2020
Global Atlantic PIMCO Tactical Allocation Portfolio	1.15%	April 30, 2020
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	April 30, 2020
Global Atlantic Wellington Research Managed Risk Portfolio	1.21%	April 30, 2020

Prior to May 1, 2019, with respect to each Portfolio, the Adviser had contractually agreed to the Waiver Agreements listed below.

Portfolio	Expense Limitation
Global Atlantic American Funds® Managed Risk Portfolio	0.86%
Global Atlantic Balanced Managed Risk Portfolio	0.91%
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.57%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%
Global Atlantic Growth Managed Risk Portfolio	0.91%
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2020 for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Portfolio	Minimum Amount of Waiver
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%

For the six months ended June 30, 2019, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$444,553
Global Atlantic BlackRock Selects Managed Risk Portfolio	$557,576
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$71,886
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$10,707
Global Atlantic Growth Managed Risk Portfolio	$11,311
Global Atlantic PIMCO Tactical Allocation Portfolio	$12,498
Global Atlantic Select Advisor Managed Risk Portfolio	$348,536
Global Atlantic Wellington Research Managed Risk Portfolio	$4,867

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. During the six months ended June 30, 2019, the Adviser recaptured $265 from the Global Atlantic Balanced Managed Risk Portfolio for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Portfolios.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2019	December 31, 2020	December 31, 2021
Global Atlantic American Funds® Managed Risk Portfolio	$13,328	$15,466	N/A
Global Atlantic Balanced Managed Risk Portfolio	N/A	$2,156	N/A
Global Atlantic BlackRock Selects Managed Risk Portfolio	$819,822	$827,503	$747,820
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$260,257	$299,243	$105,768
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$13,249	$17,704	$13,140
Global Atlantic Growth Managed Risk Portfolio	N/A	$7,237	N/A
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$11,766	$17,007	$15,100
Global Atlantic Select Advisor Managed Risk Portfolio	$262,953	$271,829	$246,499
Global Atlantic Wellington Research Managed Risk Portfolio	$55,984	$60,904	N/A

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

The following amounts expired unrecouped as of the date listed below:

Portfolio	December 31, 2018
Global Atlantic American Funds® Managed Risk Portfolio	$10,091
Global Atlantic Balanced Managed Risk Portfolio	N/A
Global Atlantic BlackRock Selects Managed Risk Portfolio	$687,468
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$181,292
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$4,593
Global Atlantic Growth Managed Risk Portfolio	N/A
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$6,514
Global Atlantic Select Advisor Managed Risk Portfolio	$208,612
Global Atlantic Wellington Research Managed Risk Portfolio	$4,499

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and, for the six months ended June 30, 2019, was paid to Global Atlantic Distributors, LLC (“GAD”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the six months ended June 30, 2019, the Portfolios expensed the following distribution fees:

Portfolio
Global Atlantic American Funds® Managed Risk Portfolio	$277,846
Global Atlantic Balanced Managed Risk Portfolio	$104,013
Global Atlantic BlackRock Selects Managed Risk Portfolio	$306,230
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$344,376
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$39,117
Global Atlantic Growth Managed Risk Portfolio	$540,210
Global Atlantic Moderate Growth Managed Risk Portfolio	$174,423
Global Atlantic PIMCO Tactical Allocation Portfolio	$31,898
Global Atlantic Select Advisor Managed Risk Portfolio	$139,430
Global Atlantic Wellington Research Managed Risk Portfolio	$538,919

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays GFS, an annual asset based fee, which is calculated and applied monthly, adjusted upward for any Portfolios with less than $5 million in assets, and subject to an annual minimum fee based on the number of Portfolios in the Trust. In consideration of its receipt of the annual fee, GFS pays all operational expenses of the Portfolios with the exception of legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

For the six months ended June 30, 2019, the Trustees received fees in the amounts as follows:

Portfolio	Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$9,179
Global Atlantic Balanced Managed Risk Portfolio	$3,425
Global Atlantic BlackRock Selects Managed Risk Portfolio	$10,183
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$11,315
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$1,304
Global Atlantic Growth Managed Risk Portfolio	$18,007
Global Atlantic Moderate Growth Managed Risk Portfolio	$5,761
Global Atlantic PIMCO Tactical Allocation Portfolio	$1,053
Global Atlantic Select Advisor Managed Risk Portfolio	$4,582
Global Atlantic Wellington Research Managed Risk Portfolio	$17,740

Certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	BANK LINE OF CREDIT

The Trust has a line of credit secured by portfolio securities through MUFG Union Bank, N.A. in the amount of $100,000,000. From time to time a Portfolio may borrow cash under this arrangement to fund redemptions subject to the limitations of the 1940 Act. Borrowings under this arrangement bear interest at 5.5% per annum at the time of borrowing. During the six months ended June 30, 2019, the Global Atlantic Growth Managed Risk Portfolio utilized the line of credit and paid $1,417 in interest on borrowings. The largest outstanding balance during the borrowing period was $3,640,000. As of June 30, 2019, the Portfolio had $0.00 of outstanding borrowings.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2019, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic American Funds Managed Risk Portfolio	$212,294,020	$5,954,988	$(1,573,268)	$4,381,720
Global Atlantic Balanced Managed Risk Portfolio	71,314,942	10,716,648	—	10,716,648
Global Atlantic BlackRock Selects Managed Risk Portfolio	229,133,100	6,959,723	—	6,959,723
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	216,028,092	75,892,296	(13,074,002)	62,818,294
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	30,407,412	2,286,143	(22,087)	2,264,056
Global Atlantic Growth Managed Risk Portfolio	333,210,997	78,946,392	—	78,946,392
Global Atlantic Moderate Growth Managed Risk Portfolio	114,606,783	21,061,870	—	21,061,870
Global Atlantic PIMCO Tactical Allocation Portfolio	32,986,721	4,156,344	(1,259,073)	2,897,271
Global Atlantic Select Advisor Managed Risk Portfolio	94,309,417	13,937,586	(190,017)	13,747,569
Global Atlantic Wellington Research Managed Risk Portfolio	359,725,156	74,169,680	(5,360,401)	68,809,279

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2018 and December 31, 2017 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Global Atlantic American® Funds Managed Risk Portfolio	$3,464,778	$5,999,180	$—	$9,463,958
Global Atlantic Balanced Managed Risk Portfolio	1,095,287	—	—	1,095,287
Global Atlantic BlackRock Selects Managed Risk Portfolio	4,664,325	—	—	4,664,325
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,765,677	—	—	2,765,677
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	472,467	935,911	—	1,408,378
Global Atlantic Growth Managed Risk Portfolio	4,869,325	—	—	4,869,325
Global Atlantic Moderate Growth Managed Risk Portfolio	1,615,979	—	—	1,615,979
Global Atlantic PIMCO Tactical Allocation Portfolio	446,951	737,275	—	1,184,226
Global Atlantic Select Advisor Managed Risk Portfolio	1,102,576	1,454,917	—	2,557,493
Global Atlantic Wellington Research Managed Risk Portfolio	4,399,662	7,230,865	—	11,630,527

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2017	Income	Capital Gains	Capital	Total
Global Atlantic American® Funds Managed Risk Portfolio	$2,858,743	$337,380	$—	$3,196,123
Global Atlantic Balanced Managed Risk Portfolio	1,180,586	—	—	1,180,586
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,778,094	—	—	1,778,094
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,854,796	—	—	2,854,796
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	106,993	—	—	106,993
Global Atlantic Growth Managed Risk Portfolio	6,229,367	—	—	6,229,367
Global Atlantic Moderate Growth Managed Risk Portfolio	1,754,087	—	—	1,754,087
Global Atlantic PIMCO Tactical Allocation Portfolio	79,664	—	—	79,664
Global Atlantic Select Advisor Managed Risk Portfolio	1,405,776	—	—	1,405,776
Global Atlantic Wellington Research Managed Risk Portfolio	2,527,768	—	—	2,527,768

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic American® Funds Managed Risk Portfolio	$3,967,628	$8,614,466	$—	$—	$—	$(7,726,231)	$4,855,863
Global Atlantic Balanced Managed Risk Portfolio	1,303,448	1,069,048	—	—	—	3,316,439	5,688,935
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,188,686	—	—	(7,003,547)	—	(23,721,823)	(29,536,684)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,467,376	—	—	(10,444,021)	—	30,840,434	23,863,789
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	297,978	—	—	(1,602,389)	—	996,737	(307,674)
Global Atlantic Growth Managed Risk Portfolio	5,898,831	—	—	(22,744,061)	—	32,483,055	15,637,825
Global Atlantic Moderate Growth Managed Risk Portfolio	2,015,860	—	—	(311,505)	—	6,968,362	8,672,717
Global Atlantic PIMCO Tactical Allocation Portfolio	265,676	—	—	(721,654)	—	419,225	(36,753)
Global Atlantic Select Advisor Managed Risk Portfolio	1,657,632	3,089,254	—	—	—	3,081,378	7,828,264
Global Atlantic Wellington Research Managed Risk Portfolio	4,980,565	17,760,238	—	—	—	18,814,220	41,555,023

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $ (8,747), $(145), $(281) and $(160) for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlatnic PIMCO Tactical Allocation Portfolio, Global Atlatnic Franklin Dividend and Income Managed Risk Portfolio, and Global Atlatnic Wellington Research Managed Portfolio, respectively.

At December 31, 2018, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Global Atlantic American® Funds Managed Risk Portfolio	$—	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—	217,054
Global Atlantic BlackRock Selects Managed Risk Portfolio	4,060,505	2,943,042	7,003,547	7,410,853
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	5,048,237	5,395,784	10,444,021	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1,430,450	171,939	1,602,389	—
Global Atlantic Growth Managed Risk Portfolio	7,865,992	14,878,069	22,744,061	11,474,948
Global Atlantic Moderate Growth Managed Risk Portfolio	311,505	—	311,505	2,392,014
Global Atlantic PIMCO Tactical Allocation Portfolio	514,332	207,322	721,654	—
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	—	—	—

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2018 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Global Atlantic American® Funds Managed Risk Portfolio	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—
Global Atlantic BlackRock Selects Managed Risk Portfolio	—	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	—
Global Atlantic Growth Managed Risk Portfolio	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	—
Global Atlantic Select Advisor Managed Risk Portfolio	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	—

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio will be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2019, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	27.29%
Global Atlantic Growth Managed Risk Portfolio	44.35%
Global Atlantic Moderate Growth Managed Risk Portfolio	35.43%

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted effective with these financial statements.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, by requiring amortization to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019 (Unaudited)

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Global Atlantic Portfolios

EXPENSE EXAMPLES

June 30, 2019 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-19	6-30-19	Period*	6-30-19	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.85%	$1,000.00	$1,097.00	$4.42	$1,020.58	$4.26
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$1,092.40	$4.72	$1,020.28	$4.56
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.68%	$1,000.00	$1,089.60	$3.52	$1,021.42	$3.41
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%	$1,000.00	$1,134.40	$6.09	$1,019.09	$5.76
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$1,093.00	$6.02	$1,019.04	$5.81

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

EXPENSE EXAMPLES (Continued)

June 30, 2019 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class II Shares	Ratio	1-1-19	6-30-19	Period*	6-30-19	Period*
Global Atlantic Growth Managed Risk Portfolio	0.91%	$1,000.00	$1,102.20	$4.69	$1,020.33	$4.51
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	$1,000.00	$1,099.10	$4.74	$1,020.28	$4.56
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	$1,000.00	$1,116.00	$5.98	$1,019.14	$5.71
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	$1,000.00	$1,120.70	$3.31	$1,021.67	$3.16
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	$1,000.00	$1.121.20	$6.31	$1,018.84	$6.01

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

SUPPLEMENTAL INFORMATION

June 30, 2019 (Unaudited)

Approval of Sub-Advisory Agreement for Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio) (the “Portfolio”).

At an in-person meeting held on February 12, 2019, the Board, including a majority of the Independent Trustees, considered the approval of the Sub- Advisory Agreement between the Adviser and BlackRock Investment Management, LLC (“BIM”), on behalf of Global Atlantic BlackRock Selects Managed Risk Portfolio (the “Portfolio”). The Trustees requested, received and reviewed written responses from BIM to questions posed to BIM by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to the sub-advisory fee and received a presentation concerning the sub -advisory services to be provided under the Sub-Advisory Agreement from personnel of BIM at the February 12, 2019 meeting.

Prior to the meeting, the Trustees received a memorandum from independent counsel to the Independent Trustees describing the legal standards for their consideration of the approval of the Sub-Advisory Agreement. Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with Independent Counsel to the Independent Trustees present. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by BIM, as well as its expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Sub-Advisory Agreement and the range of services to be provided by BIM, including BIM’s investment philosophy and process. The Trustees considered that the Adviser, and not BIM, would vote proxies and execute portfolio trades for the capital appreciation and income component of the Portfolio and would be responsible for rebalancing the Portfolio at BIM’s discretion. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of BIM’s personnel. The Trustees noted the Adviser’s recommendation that BIM should be retained. The Trustees concluded that BIM’s experience and reputation demonstrate that BIM is capable of providing high quality service to the Portfolio and that the resources allocated to the Portfolio would be sufficient. The Trustees also considered information and representations regarding the financial condition of BIM related to its ongoing ability to provide services specified under the proposed Sub-Advisory Agreement. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services expected to be provided under the Sub-Advisory Agreement.

Performance. The Trustees noted that the strategy that would be employed by BIM was launched in 2017 and therefore the Adviser and BIM had limited data on which to draw to provide performance information. The Trustees reviewed the back-tested data provided by the Adviser which showed that BIM’s proposed strategy would have outperformed the Portfolio’s current strategy with respect to annualized returns on a 3, 5 and 10 year basis. The Trustees considered that, based on the back -tested data presented by the Adviser, the Proposed Strategy would also have outperformed the Port folio’s current strategy during 2018, and that the data showed a superior Sharpe Ratio performance for the proposed strategy. The Trustees also considered BIM’s reputation and financial industry experience. Based on this information and their review of the nature, extent and quality of services expected to be provided by BIM, the Trustees concluded that BIM is capable of providing services to the Portfolio in a satisfactory manner in light of the Portfolio’s investment objectives.

Fees and Expenses. The Trustees reviewed the Portfolio’s fees and expenses, including the proposed advisory and sub- advisory fee arrangements for the Portfolio. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total net expense ratios of the Portfolio in

Global Atlantic Portfolios

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2019 (Unaudited)

comparison to those of peer groups selected by the Adviser. The Trustees noted that the Portfolio has a unique structure and that the peer group comparisons were somewhat limited in their ability to account for the Portfolio’s investment strategy and related fees and expenses. The Trustees considered the Portfolio’s investment in underlying funds and ETFs. The Trustees considered that the proposed advisory fee would be lower if the Sub-Advisory Agreement was to be approved. The Trustees noted that the proposed sub-advisory fee to be paid to BIM was the same as that paid to BlackRock Financial Management, Inc. (“BFM”), an affiliate of BIM, for other funds managed by the Adviser and sub-advised by BFM in a similar manner as BIM would manage the Portfolio, and that the sub-advisory fee the Adviser paid to Milliman would not change. The Trustees considered that the Adviser had agreed to limit the Portfolio’s total annual operating expenses to the extent that its expenses exceed a specified amount. The Trustees noted that if the Sub-Advisory Agreement were to be approved, shareholders in the Portfolio would experience a total expense ratio of 5 basis points less to invest in the Portfolio. Based on their review, the Trustees concluded that the advisory fee charged to the Portfolio and the sub-advisory fee paid by the Adviser to BIM were not unreasonable in light of the services that would be provided to the Portfolio.

Profitability. The Trustees were provided with information regarding the Adviser’s anticipated profitability with respect to providing services to the Portfolio. The Trustees considered the Portfolio’s proposed sub-advisory fee relative to other Global Atlantic Portfolios to which BFM serves as sub-adviser and the fact that the total expense ratio for the Portfolio would be lower if BIM was approved as the new sub-adviser. Based on this information, as well as the nature, extent and quality of services expected to be provided by BIM, the Trustees concluded that the Adviser’s profits with respect to the Portfolio were not expected to be excessive.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to BIM’s provision of services to the Portfolio. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to BIM would reflect the benefits of economies of scale resulting from the growth of assets. The Trustees noted that the breakpoints in the proposed advisory fee schedule would reduce fee rates as Portfolio assets grow over time and would reflect the benefits of economies of scale.

Other Benefits. The Trustees considered other benefits to BIM and its affiliates from their relationships with the Global Atlantic Portfolios.

Conclusion. Having requested and received such information from the Adviser and BIM as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. They noted that in considering the Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Sub-Advisory Agreement.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1 -877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios’ Form N-PORT is available: (i) on the SEC’s website at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Portfolio will be post to http://regdocs.blugiant.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio’s portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.	Milliman Financial Risk Management, LLC
55 East 52nd Street	71 S. Wacker Drive, 31st Floor
New York, NY 10055	Chicago, IL 60606

BlackRock Investment Management, LLC	Pacific Investment Management Company LLC
1 University Square Drive	650 Newport Center Drive
Princeton, NJ 08540-6455	Newport Beach, CA 92660

Franklin Advisers, Inc.	Wellington Management Company LLP
One Franklin Parkway	280 Congress Street
San Mateo, CA 94403	Boston, MA 02210

Goldman Sachs Asset Management, L.P.	Wilshire Associates Incorporated
200 West Street	1299 Ocean Avenue, Suite 700
New York, NY 10282	Santa Monica, CA 90401

Item 2. Code of Ethics. Not Applicable

Item 3. Audit Committee Financial Expert. Not Applicable

Item 4. Principal Accountant Fees and Services. Not Applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/19/19

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 8/19/19